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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1)

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ACTIVISION, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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3100 Ocean Park Boulevard
Santa Monica, California 90405

August 22, 2002

Dear Stockholder:

You are cordially invited to attend the 2002 Annual Meeting of Stockholders of Activision, Inc. The meeting will be held on Thursday, September 19, 2002, beginning at 9:00 a.m., local time, at the Peninsula Hotel, 9882 South Santa Monica Blvd., Beverly Hills, California 90212.

Information about the meeting and the matters on which the Stockholders will act is included in the Notice of Annual Meeting of Stockholders and Proxy Statement which follow. Also included is a Proxy Card and postage paid return envelope.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend, we hope that you will complete and return your Proxy Card in the enclosed envelope as promptly as possible.

                        Sincerely,

                        Robert A. Kotick
                         Chairman and Chief Executive Officer

                        Brian G. Kelly
                         Co-Chairman

                        Ronald Doornink
                         President, Activision, Inc. and
                        Chief Executive Officer,
                        Activision Publishing, Inc.

3100 Ocean Park Boulevard
Santa Monica, California 90405

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held September 19, 2002

To the Stockholders of Activision, Inc:

The 2002 Annual Meeting of Stockholders of Activision, Inc. (the "Company") will be held at the Peninsula Hotel, 9882 South Santa Monica Blvd., Beverly Hills, California 90212, on Thursday, September 19, 2002, at 9:00 a.m., local time, for the following purposes:

  1.
  To elect six directors of the Company to hold office for one year terms and until their respective successors are duly elected and qualified.

  2.
  To approve the Company's 2002 Executive Incentive Plan.

  3.
  To approve the adoption of the Company's 2002 Employee Stock Purchase Plan.

  4.
  To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending March 31, 2003.

  5.
  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are described more fully in the Proxy Statement accompanying this Notice.

The Board of Directors of the Company has fixed the close of business on August 7, 2002 as the record date for determining the Stockholders entitled to receive notice of, and to vote at, the Annual Meeting.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. NO POSTAGE IS REQUIRED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. STOCKHOLDERS WHO ARE PRESENT AT THE ANNUAL MEETING MAY WITHDRAW THEIR PROXY AND VOTE IN PERSON IF THEY SO DESIRE. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

                        By Order of the Board of Directors

                        George L. Rose
                         Secretary

August 22, 2002
Santa Monica, California

3100 Ocean Park Boulevard
Santa Monica, California 90405

PROXY STATEMENT
for the Annual Meeting of Stockholders to be held on September 19, 2002

GENERAL

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board" or "Board of Directors") of Activision, Inc., a Delaware corporation (the "Company"), of proxies from the holders (the "Stockholders") of the Company's issued and outstanding shares of common stock, $.000001 par value per share (the "common stock"), to be used at the Annual Meeting of Stockholders to be held on Thursday, September 19, 2002, at the Peninsula Hotel, 9882 South Santa Monica Blvd., Beverly Hills, California 90212, at 9:00 a.m., local time, and at any adjournment or postponement of such meeting (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and enclosed proxy card are first being mailed to the Stockholders of the Company on or about August 22, 2002.

RECORD DATE AND QUORUM

Stockholders of record at the close of business on August 7, 2002 are entitled to notice of, and to vote at, the Annual Meeting. On the record date there are expected to be approximately 66,715,000 shares of common stock of the Company outstanding. Each share of common stock outstanding on the record date is entitled to one vote on each matter presented for action at the Annual Meeting. Shares of common stock were the only voting securities of the Company outstanding on the record date. A majority of the outstanding shares of common stock must be present in person or by proxy at the Annual Meeting in order for a quorum to be present. Abstentions and broker non-votes are included for purposes of determining whether a quorum is present at the Annual Meeting.

REQUIRED VOTES

In the election of directors ("Directors") (Proposal 1), Directors are elected by a plurality of the votes cast at the Annual Meeting. "Plurality" means that the individuals who receive the largest number of votes cast are elected as Directors up to the maximum number of Directors to be chosen at the Meeting. Accordingly, shares not voted (whether by abstention, broker non-vote or otherwise) will have no effect on the voting outcome with respect to the election of Directors. Approval of the Company's 2002 Executive Incentive Plan (Proposal 2), approval of the adoption of the Company's 2002 Employee Stock Purchase Plan (Proposal 3) and ratification of the selection of PricewaterhouseCoopers LLP (Proposal 4) require the affirmative vote of a majority of the votes cast at the Annual Meeting. A broker non-vote will have no effect upon the voting outcome of Proposals 2, 3 and 4; however, an abstention will have the same effect as a vote "AGAINST" Proposals 2, 3 and 4. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

PROXIES

Whether or not you are able to attend the Annual Meeting, you are urged to complete, sign and return your proxy card. The common stock represented by all properly executed proxy cards received by the Company prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting as directed in the signed proxy. In the event no directions are specified, such proxies shall be voted FOR all of the Proposals and in the best judgment of the proxy holders as to other matters that may properly come before the Annual Meeting. The Company does not know of any other business which may come before the Annual Meeting. Any stockholder may revoke or change its proxy at any time before the proxy is voted at the Annual Meeting by (i) sending another properly executed proxy bearing a later date or a written notice of revocation of the proxy to the Secretary of the Company at the Company's principal executive offices or (ii) voting in person at the Annual Meeting.

COSTS OF PROXY SOLICITATION

The Company will bear the entire cost of this proxy solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional solicitation materials sent by the Company to Stockholders. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares of common stock for their expenses in forwarding the proxy materials to such beneficial owners. The Company has retained Georgeson Shareholder Communications, Inc. to aid in the solicitation of proxies. Georgeson Shareholder Communications, Inc. will receive a fee of approximately $7,000 as well as reimbursement for certain out of pocket expenses incurred by them in connection with their services, all of which will be paid by the Company. In addition, proxies may also be solicited by Directors, officers and regular employees of the Company, without additional compensation, personally or by telephone.

PROPOSAL 1

ELECTION OF DIRECTORS

Six Directors are to be elected to serve until the Company's next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. Except where otherwise instructed, proxies solicited by this Proxy Statement will be voted for the election of each of the six nominees listed below, all of whom are presently members of the Board. Each nominee has consented to be named in this Proxy Statement and to serve as a Director if elected. However, if any nominee shall become unable to stand for election as a Director at the Annual Meeting, an event not now anticipated by the Board, the proxy will be voted for a substitute designated by the Board or, if no substitute is selected by the Board prior to or at the Annual Meeting, for a motion to reduce the membership of the Board to the number of nominees available. All Directors serve for one year terms. There is no family relationship between any nominee and any other nominee or executive officer ("Executive Officer") of the Company.

Directors/Nominees

The names of the nominees, and certain information about them (including their terms of service), are set forth below:

Name of Nominee	Age	Principal Occupation	Director Since

Robert A. Kotick	39	Chairman and Chief Executive Officer of the Company	1991
Brian G. Kelly	39	Co-Chairman of the Company	1995
Kenneth L. Henderson (1)(3)	47	Partner, Bryan Cave Robinson Silverman	2001
Barbara S. Isgur (1)(2)	60	Consultant	1991
Steven T. Mayer (1)(2)	57	Consultant	1991
Robert J. Morgado (2)(3)	59	Chairman, Maroley Media Group	1997
(1) Member of the Audit Committee. (2) Member of the Compensation Committee. (3) Member of the Nominating Committee.

Mr. Kotick has been a Director of the Company since February 1991. He has served as Chairman and Chief Executive Officer of the Company since February 1991. Mr. Kotick has been a member of the board of directors of Macromedia, Inc., an information technology supplier based in San Francisco, since April 25, 2002.

Mr. Kelly has been a Director of the Company since July 1995. He has served as Co-Chairman of the Company since October 1998. He previously served as President of the Company from July 1997 to October 1998 and Chief Operating Officer of the Company from July 1995 to October 1998. He also served as Chief Financial Officer of the Company from February 1991 until July 1997 and Secretary of the Company from May 1991 until October 1997. Mr. Kelly served as Vice President—Finance of International Consumer Technologies Corporation ("ICT") from December 1990 to January 1995 and as a director of ICT from February 1994 to January 1995. In January 1995, ICT was merged with and into a subsidiary of the Company. Mr. Kelly holds a law degree from Fordham Law School and a B.A. degree in accounting from Rutgers University, and is a certified public accountant.

Mr. Henderson has been a Director of the Company since July 2001. From 1987 until July 1, 2002, Mr. Henderson was a partner in the New York City law firm of Robinson Silverman Pearce Aronsohn & Berman LLP, serving as Vice Chairman of the firm from 2000 through 2002. As a result of the merger of Robinson Silverman with the international law firm of Bryan Cave LLP effective July 1, 2002, Mr. Henderson became a partner of Bryan Cave LLP and serves on the firm's Executive Committee. Robinson Silverman provided legal services to the Company during the last fiscal year, and the combined Bryan Cave Robinson Silverman continues to provide legal services to the Company. Mr. Henderson graduated cum laude from New York University School of Law in 1979, where he was a Root-Tilden Scholar and was elected to Order of the Coif. He received a B.A. with high honors from Auburn University in 1976. Mr. Henderson is the Chairman of the board of directors of Population Communications International, Inc., a New York based international not-for-profit corporation of which he has been a director since 1994.

Ms. Isgur has been a Director of the Company since February 1991 and serves as chairperson of the Audit Committee. From 1993 until 1998, she was a Senior Vice President of Stratagem, an investment banking firm specializing in the software industry. Ms. Isgur also served as President of BSI Consulting from 1990 to 1993. She served as a Vice President of Needham & Co., a high technology investment banking firm, from 1989 to 1990. During 1988, Ms. Isgur served as a Vice President at Manufacturers Hanover Securities. From 1985 to 1988, she was a principal of D.H. Brown Associates. Ms. Isgur was a Vice President and microcomputer industry analyst at Paine Webber, Incorporated from 1981 to 1985.

Mr. Mayer has been a Director of the Company since February 1991. Mr. Mayer is an independent multimedia consultant to a number of corporations. From 1984 until 1992, Mr. Mayer was Chairman of the board of directors of Digital F/X, Incorporated, a manufacturer of video production equipment. Mr. Mayer was a founder of Atari Corporation in 1973, and served as a Division President of Warner Communications-Entertainment Software until 1985, when he left to start Take One Partners, Incorporated, the predecessor to Digital F/X.

Mr. Morgado has been a Director of the Company since February 1997 and serves as chairperson of the Compensation Committee. Mr. Morgado is Chairman of Maroley Media Group, a media entertainment investment company he established in 1995. From 1985 to 1995, he was the Chairman and Chief Executive Officer of the Warner Music Group, Inc. Mr. Morgado serves on the board of trustees of the New School for Social Research and is the Chairman of the board of governors of the Mannes College of Music. Mr. Morgado also is Chairman of the board of directors of World Communications, Inc., a position he has held since January 1997; he also has been a member of the board of directors of Nest Entertainment since January 1996.

The Board recommends that you vote FOR the election
of each nominee for Director.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

The Board held 8 meetings and acted 7 times by unanimous written consent during the Company's full fiscal year ended March 31, 2002. In such fiscal year, each incumbent Director attended all of the meetings of the Board and of each committee thereof of which he or she was a member, except that Robert J. Morgado did not attend one meeting of the Board of Directors and Steven T. Mayer did not attend one meeting of the Audit Committee.

The Board has established an Audit Committee, a Compensation Committee and a Nominating Committee.

From April 1, 2001 through July 13, 2001, the Audit Committee was composed of Ms. Isgur, Mr. Mayer and Harold A. Brown. Ms. Isgur serves as chairperson of the Audit Committee. In July 2001, Mr. Brown resigned as a Director of the Company, and Mr. Henderson was elected to fill the vacancy in the Audit Committee created by Mr. Brown's resignation. The primary responsibilities of the Audit Committee are to recommend to the Board the independent public accountants to be engaged by the Company and to review the Company's general policies and procedures with respect to audits and accounting and financial controls, the scope and results of the auditing engagement and the independence of the Company's independent public accountants. The Audit Committee also reviews and passes upon the terms of material related party transactions. All of the members of the Audit Committee are independent directors. The Audit Committee met five times during the fiscal year ended March 31, 2002. See "Audit Committee Report."

During the fiscal year ended March 31, 2002, the Compensation Committee was composed of Ms. Isgur, Mr. Mayer and its chairman, Mr. Morgado. The Compensation Committee reviews and makes recommendations to the Board concerning the Company's executive compensation policy. The Compensation Committee also serves as the committee to administer the Company's 1991 Stock Option and Stock Award Plan, the 1998 Incentive Plan, the 1999 Incentive Plan, the 2001 Incentive Plan, the 2002 Incentive Plan and the 1996 Employee Stock Purchase Plan (collectively, the "Plans"). All members of the Compensation Committee are independent directors. The Compensation Committee met once and acted twelve times by unanimous written consent during the fiscal year ended March 31, 2002. See "Compensation Committee Interlocks and Insider Participation in Compensation Decisions" and "Compensation Committee Report on Executive Compensation."

In July 2002, the Board established a Nominating Committee consisting of Messrs. Morgado and Henderson, both of whom are independent directors. The Nominating Committee will be responsible for evaluating candidates for nomination for election to the Board and for developing and monitoring corporate governance policies.

CERTAIN CORPORATE GOVERNANCE MATTERS

The Company's Board of Directors is composed of four independent directors and two management directors, and independent directors have comprised a majority of the Board for over ten years. The Company complies with existing NASDAQ rules in defining independent directors, and believes that it will continue to be in compliance with the new rules proposals recently announced by the NASDAQ. The Board of Directors has established a regular meeting schedule calling for meetings at least every quarter. At least two of these meetings are to be held in person, and the others may be by conference telephone or other similar equipment. Written Board materials are distributed in advance of meetings as a general rule, and the Board schedules meetings with and presentations from senior level management on a regular basis.

As described elsewhere in this Proxy Statement, the Audit Committee, the Compensation Committee and the Nominating Committee are composed entirely of independent directors, and there are no interrelationships between the Compensation Committee and boards of directors or committees of other companies. The Board is responsible for determining the composition of the members of these key committees.

The Compensation Committee is responsible, among other things, for determining and evaluating the compensation of Messrs. Kotick, Kelly and Doornink. This is consistent with the latest proposals announced by the NASDAQ. The Board of Directors has also amended all of the Company's current stock option plans to generally prohibit repricing of outstanding stock options and share appreciation rights by the Compensation Committee in its administration of the stock option plans.

Consistent with existing and proposed NASDAQ rules, the Audit Committee has been charged, since its inception over eight years ago, with reviewing and approving related party transactions, approving the engagement of independent auditors and their fees and reviewing internal financial controls with the independent auditors and internal financial personnel. Consistent with recent proposals, the Audit Committee has the authority to engage independent counsel and other advisors. The Audit Committee meets at least quarterly, and each meeting includes a discussion with the independent auditors focusing, among other things, on key accounting principles and internal controls. The Board of Directors is reviewing the latest NASDAQ proposals and the recently enacted Sarbanes-Oxley Act of 2002 and intends to amend the Charter of the Audit Committee promptly to the extent necessary to comply with any new requirements.

The Board of Directors believes it is important for the Company not only to comply with all current regulatory and legislative requirements, but also to adopt and abide by high standards in its governance structure and activities. The Board is currently reviewing the recently enacted Sarbanes-Oxley Act of 2002 as well as the various new proposals announced by the NASDAQ. Consistent with these proposals, the Board is developing a code of conduct and corporate governance guidelines, all of which will be made publicly available when adopted, and has established a Nominating Committee composed of independent directors that will be responsible for corporate governance policy review and implementation.

EXECUTIVE OFFICERS

None of the Executive Officers of the Company are related to each other or to any Director, and each holds office at the pleasure of the Board. As of July 26, 2002, the Executive Officers of the Company were as set forth below.

Executive Officers

Robert A. Kotick, has been a Director of the Company since 1991 and Chairman and Chief Executive Officer of the Company since February 1991. Biographical information regarding Mr. Kotick is set forth under "Directors/Nominees."

Brian G. Kelly, has been a Director of the Company since 1995 and Co-Chairman of the Company since October 1998. Biographical information regarding Mr. Kelly is set forth under "Directors/Nominees."

Ronald Doornink, 48, Chief Executive Officer of Activision Publishing, Inc. ("Activision Publishing"), the Company's only direct operating subsidiary and the holding company for all other active subsidiaries, since March 28, 2002. Mr. Doornink also serves as President of the Company. Mr. Doornink joined Activision from ConAgra Foods, Inc. where, for three years, he served as President of the $700 million Hunt-Wesson snack food division. Prior to this, Mr. Doornink worked at the Procter & Gamble Company for 13 years, serving most recently as Managing Director, Global Strategic Planning for the Paper Sector. Mr. Doornink holds an MBA degree from Columbia University and an undergraduate degree in economics from the Hogere Economische School of Arnhem in The Netherlands.

William J. Chardavoyne, 50, Executive Vice President and Chief Financial Officer since January 2000. Mr. Chardavoyne has more than 27 years of financial and general management experience with such companies as Movietown.com, MTV Networks and Sony Pictures Entertainment/Columbia TriStar. Mr. Chardavoyne was also a principal at Ernst & Young where he began his career and worked for more than 10 years. He holds a B.B.A. degree in accounting from Hofstra University and is a certified public accountant.

Lawrence Goldberg, 43, Executive Vice President, Worldwide Studios since October 2000. During the prior 7 years, Mr. Goldberg held various senior management positions at the Company, including Chief Corporate Officer, Secretary and General Counsel. Prior to Activision, Mr. Goldberg was an attorney at Rosenfeld, Meyer and Susman from 1986 to 1994, serving as a partner from 1991 to 1994. From 1984 until 1986, Mr. Goldberg was an attorney at O'Melveny & Myers. Mr. Goldberg received his law degree from the University of California at Los Angeles and a B.S. degree in industrial and labor relations from Cornell University.

Daniel J. Hammett, 39, Executive Vice President since October 1998. Since December 1, 1999, Mr. Hammett has also served as President of Activision Value Publishing, Inc. Mr. Hammett joined Activision from Head Games Publishing (acquired by the Company in June 1998) where he served as President and Chief Executive Officer from its inception in 1994. From 1987 to 1994, he served in various executive management capacities with Lasersoft Corp, Caere Corp and Insight Marketing. Mr. Hammett attended California Polytechnic University, San Luis Obispo, California.

George L. Rose, 40, Senior Vice President, General Counsel and Secretary since April 2000. Mr. Rose joined Activision in July 1995 and has held various positions of responsibility within the Business and Legal Affairs Department. Prior to joining Activision, Mr. Rose was in private practice in Los Angeles since 1986 with Manatt, Phelps & Phillips; Christensen, Miller et al.; Korbatov, Rose & Rubenstein; and Katten, Muchin & Zavis. Mr. Rose received his law degree from Harvard Law School and completed his undergraduate education at the University of Michigan.

Michael J. Rowe, 41, Executive Vice President, Human Resources since August 1999. Mr. Rowe joined Activision from Disney Consumer Products where he served as Vice President, Human Resources—North America from January 1998 to July 1999, providing leadership to more than 50 human resource professionals. From 1987 to 1997, Mr. Rowe worked at Pepsico, Inc., where he served in various human resources leadership roles including as Vice President of the Taco Bell and Pepsi Cola divisions. Prior to this, Mr. Rowe was employed at General Motors' corporate headquarters. He holds a B.A. in economics from the University of Michigan and a Masters in industrial and labor relations from Cornell University.

Richard A. Steele, 46, President, Activision Distribution since March 1, 2002 and Executive Vice President, International Distribution since June 1999. Previously, Mr. Steele served as Managing Director of the Company's European Distribution Operations from November 1997 until June 1999. From 1985 until November 1997, Mr. Steele was employed by CentreSoft (acquired by the Company in November 1997), most recently as Managing Director. Mr. Steele holds a B.A. degree in English and related literature from the University of York.

Kathy Vrabeck, 39, Executive Vice President, Global Publishing and Brand Management since September 2000. Ms. Vrabeck served as Executive Vice President, Global Brand Management from August 1999 to August 2000. Prior to joining Activision, Ms. Vrabeck was Senior Vice President/General Manager with ConAgra Foods, Inc. where she led a cross-functional business team responsible for $800 million in revenue. Before this, she served in various marketing and sales roles for the Pillsbury Company and also held positions at Quaker Oats Company and Eli Lilly & Company. Ms. Vrabeck received a B.A. from DePauw University and an MBA from Indiana University.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of July 22, 2002, with respect to the beneficial ownership of the Company's common stock by: (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's common stock; (ii) each person who was a Director and each nominee for election as director; (iii) each Executive Officer named in the Summary Compensation Table below; and (iv) all Executive Officers and Directors as a group. Unless otherwise noted, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by him or her.

	Shares Beneficially Owned

Beneficial Owner	Number Owned	Right to Acquire (1)	Percent of Outstanding Shares (2)

Robert A. Kotick (3)	949,082	2,232,215	4.61%
Brian G. Kelly (4)	307,247	2,087,788	3.48%
Ronald Doornink	15,000	377,500	*
William J. Chardavoyne	–	60,000	*
Richard A. Steele	151,161	30,000	*
Lawrence Goldberg	2,515	50,373	*
Kathy Vrabeck	—	60,000	*
Steven T. Mayer, Director	215	2,000	*
Barbara S. Isgur, Director	–	46,000	*
Robert J. Morgado, Director	–	90,501	*
Kenneth L. Henderson, Director	–	8,750	*
All Directors and Executive Officers as a Group (14 persons)	1,425,220	5,091,627	9.08%

*Percent of class less than 1%.

(1)
Shares that can be acquired within 60 days through the exercise of options or warrants.

(2)
Percent of outstanding shares was computed based on 66,709,175 shares of the Company's common stock outstanding as of July 22, 2002 and, in each individual's case, the number of shares of the Company's common stock issuable upon the exercise of the warrants or options exercisable within 60 days held by such individual, but does not include the number of shares of common stock issuable upon the exercise of any other outstanding Director or employee warrants or options or, in the case of all Directors and Executive Officers as a Group, the number of shares of the Company's common stock issuable upon the exercise of warrants or options exercisable within 60 days held by all such individuals.

(3)
Includes 28,111 shares owned directly by Delmonte Investments, L.L.C., of which such individual is a controlling person. Does not include 61,034 options to purchase shares of common stock transferred by Mr. Kotick to an irrevocable trust for the benefit of his minor children with respect to which Mr. Kotick disclaims beneficial ownership. Includes options to purchase 1,189,335 shares of common stock held by 1011 Partners, LLC of which Mr. Kotick and his spouse are the sole members.

(4)
Includes 28,111 shares owned directly by Delmonte Investments, L.L.C., of which such individual is a controlling person. Does not include 10,548 shares transferred by Mr. Kelly to an irrevocable trust for the benefit of his minor children with respect to which Mr. Kelly disclaims beneficial ownership.

COMMON SHARE PRICE PERFORMANCE GRAPH

The graph below compares the Company's cumulative total stockholder return on its common stock for the period from March 31, 1997, through March 31, 2002, with the total cumulative return of the NASDAQ Market Index and JP Morgan H&Q Technology Index (previously named Hambrecht & Quist High Technology Index) over the same period.

The comparisons in the graph below are based on historical data and are not intended to forecast the possible future performance of the Company's common stock.

The graph below shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

COMPENSATION OF DIRECTORS

Each Director who was not an employee of the Company was compensated at the rate of $10,000 per year for his or her regular services as a Director, with an additional $1,000 for each Board meeting attended in person, $750 for each Board meeting attended via conference telephone, $750 for each meeting of a committee of the Board of which such Director is a member attended in person and $500 for each meeting of a committee of the Board of which such Director is a member attended via conference telephone.

COMPENSATION OF EXECUTIVES

The following table sets forth certain information with respect to the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended March 31, 2002, 2001 and 2000, of those persons who were at March 31, 2002 (i) the Chief Executive Officers of the Company and of Activision Publishing, Inc., the Company's operating subsidiary, and (ii) the Company's four other most highly compensated Executive Officers whose salary and bonus exceeded $100,000. The table also includes information with regard to compensation of the Co-Chairman due to his length of service with the Company and senior level position. All such executive officers are collectively referred to as the "Named Executives."

Summary Compensation Table

						Long-Term Compensation
		Annual Compensation
						Securities Underlying Options (#)(13)
Name and Principal Position	Fiscal Year			Other Compensation ($)
		Salary ($)	Bonus ($)

Robert A. Kotick	2002	495,000	–	5,034	(6)	132,462
Chairman, Chief Executive	2001	424,200	–	765		1,145,898
Officer and Director	2000	350,000	–	405		184,004
Brian G. Kelly	2002	495,000	–	5,017	(7)	132,462
Co-Chairman and Director	2001	424,200	–	525		1,145,898
	2000	350,000	–	525		184,004
Ronald Doornink	2002	390,000	199,400(2)	3,282	(8)	86,325
Chief Executive Officer,	2001	343,500	–	42,322		227,371
Activision Publishing, Inc.;	2000	315,000	–	50,504		367,854
President, Activision, Inc.
William J. Chardavoyne(1)	2002	305,000	108,000(3)	4,461	(9)	46,470
Executive Vice President	2001	191,700	–	2,537		196,523
and Chief Financial Officer
Richard A. Steele(1)	2002	206,000	325,500	20,598	(10)	130,000
President, Activision Distribution and	2001	177,900	–	17,787		84,171
Executive Vice President,	2000	154,700	15,100	15,466		82,220
International Distribution
Lawrence Goldberg(1)	2002	330,000	132,700(4)	1,728	(11)	47,820
Executive Vice President,	2001	283,700	–	536		234,820
Worldwide Studios	2000	220,000	–	487		106,016
Kathy Vrabeck(1)	2002	330,000	133,700(5)	1,554	(12)	70,320
Executive Vice President,	2001	260,800	–	2,308		146,985
Global Publishing and	2000	142,100	–	406		101,366
Brand Management

(1)
Mr. Steele commenced employment with the Company in June 1999. Mr. Chardavoyne joined the Company in January 2000, serving as a consultant, and commenced employment with the Company in August 2000. Ms. Vrabeck commenced employment with the Company in August 1999.

(2)
Does not include cash bonus of $146,250 that Mr. Doornink elected to receive in the form of options. Such options to purchase 26,325 shares are included in the column, "Securities Underlying Options."

(3)
Does not include cash bonus of $91,500 that Mr. Chardavoyne elected to receive in the form of options. Such options to purchase 16,470 shares are included in the column, "Securities Underlying Options."

(4)
Does not include cash bonus of $99,000 that Mr. Goldberg elected to receive in the form of options. Such options to purchase 17,820 shares are included in the column, "Securities Underlying Options."

(5)
Does not include cash bonus of $99,000 that Ms. Vrabeck elected to receive in the form of options. Such options to purchase 17,820 shares are included in the column, "Securities Underlying Options."

(6)
Represents the Company's contribution of $464 to Mr. Kotick's 401(k) plan and $4,570 of life insurance premiums paid by the Company for the benefit of Mr. Kotick.

(7)
Represents the Company's contribution of $447 to Mr. Kelly's 401(k) plan and $4,570 of life insurance premiums paid by the Company for the benefit of Mr. Kelly.

(8)
Represents the Company's contribution of $541 to Mr. Doornink's 401(k) plan and $2,741 of life insurance premiums paid by the Company for the benefit of Mr. Doornink.

(9)
Represents $1,770 of life insurance premiums paid by the Company for the benefit of Mr. Chardavoyne and a discount of $2,691 recognized on the purchase of common stock pursuant to the Company's 1996 Employee Stock Purchase Plan.

(10)
Represents the Company's contribution of $20,598 to Mr. Steele's retirement plan.

(11)
Represents the Company's contribution of $546 to Mr. Goldberg's 401(k) plan and $1,182 of life insurance premiums paid by the Company for the benefit of Mr. Goldberg.

(12)
Represents the Company's contribution of $562 to Ms. Vrabeck's 401(k) plan and $992 of life insurance premiums paid by the Company for the benefit of Ms. Vrabeck.

(13)
Includes options to purchase common stock granted in lieu of cash bonuses ("Bonus Options"). Bonus Options are included in the Summary Compensation Table in the fiscal year in which they are earned versus the fiscal year in which they are granted. Bonus Options are typically granted in the fiscal year following the fiscal year on account of which they are earned.

The following table sets forth information regarding individual grants of options to purchase the Company's common stock during the Company's 2002 fiscal year to each of the Named Executives. All such grants were made pursuant to the Plans. In accordance with the rules of the Securities and Exchange Commission ("SEC"), the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten year terms based on assumed annualized rates of compound stock price appreciation of 5% and 10% from the dates the options were granted to the end of the respective ten year option terms. Actual gains, if any, on option exercises are dependent on the future performance of the Company's common stock. The hypothetical gains shown in this table are not intended to forecast possible future appreciation, if any, of the stock price.

Option Grants in Last Fiscal Year

						Potential Realizable Value at Assumed Rates of Stock Price Appreciation for Option Term of 10 Years(2)
	Individual Grants
						5%		10%
			% of Total Options Granted to Employees In Fiscal Year(1)
Name	Securities Underlying Options (#)			Exercise Or Base Price ($/Share)	Expiration Date	Price Per Share	Aggregate Value	Price Per Share	Aggregate Value

Robert A. Kotick	43,770	(3)	1.1%	$13.9167	4/4/11	$22.67	$383,132	$36.10	$970,963
	44,550	(4)	1.1%	16.6667	10/1/11	27.15	467,031	43.23	1,183,395
	175,077	(5)	4.3%	13.9167	4/4/11	22.67	1,532,502	36.10	3,883,786
Brian G. Kelly	43,770	(3)	1.1%	13.9167	4/4/11	22.67	383,132	36.10	970,963
	44,550	(4)	1.1%	16.6667	10/1/11	27.15	467,031	43.23	1,183,395
	175,077	(5)	4.3%	13.9167	4/4/11	22.67	1,532,502	36.10	3,883,786
Ronald Doornink	26,325	(4)	0.6%	16.6667	10/1/11	27.15	275,973	43.23	699,279
	78,557	(3)	1.9%	13.9167	4/4/11	22.67	687,633	36.10	1,742,653
	60,000	(8)	1.5%	13.9167	4/4/11	22.67	525,198	36.10	1,330,998
William J. Chardavoyne	30,000	(6)	0.7%	13.9167	4/4/11	22.67	262,599	36.10	665,499
	16,470	(4)	0.4%	16.6667	10/1/11	27.15	172,660	43.23	437,498
	46,523	(3)	1.1%	13.9167	4/4/11	22.67	407,230	36.10	1,032,034
Richard A. Steele	30,000	(6)	0.7%	13.9167	4/4/11	22.67	262,599	36.10	665,499
	100,000	(7)	2.4%	25.610	2/20/12	41.72	1,611,000	66.43	4,082,000
	27,921	(3)	0.7%	13.9167	4/4/11	22.67	244,401	36.10	619,380
Lawrence Goldberg	30,000	(6)	0.7%	13.9167	4/4/11	22.67	262,599	36.10	665,499
	17,820	(4)	0.4%	16.6667	10/1/11	27.15	186,812	43.23	473,358
	52,230	(3)	1.3%	13.9167	4/4/11	22.67	457,185	36.10	1,158,634
Kathy Vrabeck	52,500	(6)	1.3%	13.9167	4/4/11	22.67	459,458	36.10	1,164,623
	17,820	(4)	0.4%	16.6667	10/1/11	27.15	186,812	43.23	473,358
	51,728	(3)	1.3%	13.9167	4/4/11	22.67	452,791	36.10	1,147,498

(1)
Options to purchase an aggregate of approximately 4,109,000 shares of common stock were granted during the fiscal year ended March 31, 2002, and options to purchase approximately 12,863,000 shares of common stock were outstanding as of March 31, 2002. No share appreciation rights were granted to any of the Named Executives during the last fiscal year.

(2)
Based on 56,705,504 shares of common stock outstanding as of March 31, 2002 and the low bid price as of such date of $29.181 per share, holders of common stock as of such date would realize hypothetical gains over the ten year period comparable to the option terms reflected in the above table of $1,040,489,293, assuming a 5% annualized stock appreciation rate, and $2,637,316,286, assuming a 10% annualized stock appreciation rate.

(3)
Stock options were granted at an exercise price equal to the low bid price of the Company's common stock on April 4, 2001 and were to vest on April 4, 2004, except that if at any time from the grant date through March 31, 2002, the closing sales price of the Company's common stock exceeded $17.58 (post November 2001 stock split) for five consecutive trading days, the stock options would vest on the day immediately following such five consecutive trading days. Such target was achieved and the stock options' vesting was accelerated accordingly.

(4)
Stock options were granted at an exercise price equal to the low bid price of the Company's common stock on October 1, 2001 and vested immediately upon grant.

(5)
Stock options were granted at an exercise price equal to the low bid price of the Company's common stock on April 4, 2001 and vested immediately upon grant.

(6)
Stock options were granted at an exercise price equal to the low bid price of the Company's common stock on April 4, 2001 and were to vest ratably in four equal installments of 25% over a two-year period beginning six months after the date of grant. However, if the Company achieved a specified diluted EPS target during the Company's fiscal year ending March 31, 2002, the stock options scheduled to vest on October 1, 2002 and April 1, 2003 would vest and become exercisable as of the date of the Earnings Release Conference Call for the period ended March 31, 2002. Such target was achieved and the stock options' vesting was accelerated accordingly.

(7)
Stock options were granted at an exercise price equal to the low bid price of the Company's common stock on February 20, 2002 and vest in four equal annual installments commencing on March 1, 2003.

(8)
Stock options were granted at an exercise price equal to the low bid price of the Company's common stock on April 4, 2001 and vest ratably in four equal installments of 25% over a two-year period beginning six months after the date of grant.

The following table sets forth information concerning the exercise of stock options during fiscal year 2002 by each of the Named Executives and the number and value at the fiscal year ended March 31, 2002 of unexercised options held by said individuals.

Aggregated Option Exercises In Last Fiscal Year And Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at FY-End		Value of Unexercised In-the-Money Options at FY-End(2)
	Number of Shares Acquired on Exercise
		Value Realized(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable

Robert A. Kotick	2,105,250	$42,792,604	2,679,033	437,511	$56,071,459	$11,264,464
Brian G. Kelly	2,280,000	46,317,426	2,343,626	437,500	51,701,002	11,264,181
Ronald Doornink	620,566	10,362,005	309,375	266,875	7,136,156	5,961,129
William A. Chardavoyne	107,993	1,456,581	–	135,000	–	3,240,449
Richard A. Steele	86,046	1,590,184	7,500	166,562	119,350	1,832,571
Lawrence Goldberg	250,200	3,577,546	82,123	230,750	1,963,033	4,953,459
Kathy Vrabeck	178,923	2,612,552	3,125	158,437	49,729	3,427,583

(1)
Market value on the date of exercise, less option exercise price.

(2)
Based on the NASDAQ closing sale price of the Company's common stock on March 31, 2002, of $29.83, less the option exercise price.

EQUITY COMPENSATION PLANS

The following table sets forth the aggregate information for the Company's equity compensation plans in effect as of March 31, 2002 (amounts in thousands, except per share amounts):

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans

Equity compensation plans approved by security holders	4,376	$12.71	716
Equity compensation plans not approved by security holders	9,264	$8.48	–
Total	13,640	$9.83	716

Stock Options

The Company sponsors six stock option plans for the benefit of directors, officers, employees, consultants and others.

1991 Plan.    On February 28, 1992, the Stockholders approved the Activision, Inc. 1991 Stock Option and Stock Award Plan, as amended (the "1991 Plan"), which permits the granting of "Awards" in the form of non-qualified stock options, incentive stock options ("ISOs"), share appreciation rights ("SARs"), restricted stock awards, deferred stock awards and other common stock-based awards. The total number of shares of common stock available for distribution under the 1991 Plan was 11,350,000. As of March 31, 2002, there were no shares remaining available for grant under the 1991 Plan and options to purchase a total of approximately 2,096,000 shares were outstanding under the plan.

1998 Plan.    On September 23, 1998, the Stockholders approved the Activision, Inc. 1998 Incentive Plan, as amended (the "1998 Plan"). The 1998 Plan permits the granting of "Awards" in the form of non-qualified stock options, ISOs, SARs, restricted stock awards, deferred stock awards, performance-based awards and other common stock-based awards to directors, officers, employees, consultants and others. The total number of shares of common stock available for distribution under the 1998 Plan is 4,500,000. The 1998 Plan requires available shares to consist in whole or in part of authorized and unissued shares or treasury shares. As of March 31, 2002, there were approximately 21,000 shares remaining available for grant under the 1998 Plan and options to purchase a total of approximately 991,000 shares were outstanding under the plan.

1999 Plan.    On April 26, 1999, the Board of Directors approved the Activision, Inc. 1999 Incentive Plan, as amended (the "1999 Plan"). The 1999 Plan permits the granting of "Awards" in the form of non-qualified stock options, ISOs, SARs, restricted stock awards, deferred stock awards and other common stock-based awards to directors, officers, employees, consultants and others. The total number of shares of common stock available for distribution under the 1999 Plan is 7,500,000. The 1999 Plan requires available shares to consist in whole or in part of authorized and unissued shares or treasury shares. As of March 31, 2002, there were no shares remaining available for grant under the 1999 Plan and options to purchase a total of approximately 3,912,000 shares were outstanding under the plan. On July 22, 2002, the Board amended the 1999 Plan to prohibit generally the reduction by the Company of the exercise prices of stock options and SARs after they are issued.

2001 Plan.    On August 23, 2001, the Stockholders approved the Activision, Inc. 2001 Incentive Plan, as amended (the "2001 Plan"). The 2001 Plan permits the granting of "Awards" in the form of non-qualified stock options, ISOs, SARs, restricted stock awards, deferred stock awards, performance-based awards and other common stock-based awards to directors, officers, employees, consultants and others. The total number of shares of common stock available for distribution under the 2001 Plan is 2,250,000. The 2001 Plan requires available shares to consist in whole or in part of authorized and unissued shares or treasury shares. As of March 31, 2002, there were approximately 694,000 shares remaining available for grant under the 2001 Plan and options to purchase a total of approximately 1,289,000 shares were outstanding under the plan. On July 22, 2002, the Board amended the 2001 Plan to prohibit generally the reduction by the Company of the exercise prices of stock options and SARs after they are issued.

2002 Plan.    On, April 4, 2002, the Board of Directors approved the Activision, Inc. 2002 Incentive Plan, as amended (the "2002 Plan"). The 2002 Plan permits the granting of "Awards" in the form of non-qualified stock options, SARs, restricted stock awards, deferred stock awards and other common stock-based awards to officers (other than executive officers), employees, consultants, advisors and others. The total number of shares of common stock available for distribution under the 2002 Plan is 2,350,000. As of July 8, 2002, there were approximately 846,000 shares remaining available for grant under the 2002 Plan and options to purchase a total of approximately 1,504,000 shares were outstanding under the plan. Executive officers and directors of the Company and its subsidiaries are not eligible to participate in the 2002 Plan. On July 22, 2002, the Board amended the 2002 Plan to prohibit generally the reduction by the Company of the exercise prices of stock options and SARs after they are issued.

2002 Executive Plan.    On July 22, 2002, the Board of Directors approved the Activision, Inc. 2002 Executive Incentive Plan (the "2002 Executive Plan"). The 2002 Executive Plan permits the granting of "Awards" in the form of non-qualified stock options, ISOs, SARs, restricted stock awards, deferred stock awards, performance-based awards and other common stock-based awards to directors, officers, employees, consultants, advisors and others. The total number of shares of common stock available for distribution under the 2002 Executive Plan is 2,500,000. The purpose of the 2002 Executive Plan is to supplement the 2002 Plan by permitting the grant of Awards to directors and executive officers who are ineligible under the 2002 Plan as well as to any other employees, consultants, advisors and others. The 2002 Executive Plan generally prohibits the Company from reducing the exercise prices of stock options after they are issued. Although it became effective on July 22, 2002 without stockholder approval, the Board is submitting the 2002 Executive Plan to the Stockholders for their approval at the 2002 Annual Meeting as Proposal 2.

Exercise Prices.    The exercise price for Awards issued under the 1991 Plan, 1998 Plan, 1999 Plan, 2001 Plan, 2002 Plan and 2002 Executive Plan is determined at the discretion of the Board of Directors (or the Compensation Committee of the Board of Directors, which administers the Plans), and for ISOs, is not to be less than the fair market value of the Company's common stock at the date of grant, or in the case of non-qualified options, must exceed or be equal to 85% of the fair market value at the date of grant. Options typically become exercisable in installments over a period of up to five years and must be exercised within 10 years of the date of grant. However, certain options granted to executives vest immediately. Historically, stock options have been granted with exercise prices equal to or greater than the fair market value at the date of grant, typically the low bid price on the day of grant.

Other Option Grants.    In connection with prior employment agreements between Activision and Robert A. Kotick, Activision's Chairman and Chief Executive Officer, and Brian G. Kelly, Activision's Co-Chairman, Mr. Kotick and Mr. Kelly were granted options to purchase common stock. The Board of Directors approved the granting of these options. As of March 31, 2002, Messrs. Kotick and Kelly combined held outstanding options relating to such grants to purchase 4,142,300 shares with a weighted average exercise price of $6.31, which options were exercisable with respect to 3,267,300 shares with a weighted average exercise price of $6.90.

The Company additionally has approximately 390,000 options outstanding to employees as of March 31, 2002, with a weighted average exercise price of $13.92, which were granted outside any of the Plans. The Compensation Committee and the Board of Directors approved the granting of these options. Such options have terms similar to those options granted under the Plans.

The Company also issues stock options in conjunction with acquisition transactions. For the year ended March 31, 2002, 12,000 options with a weighted average exercise price of $6.67 were outstanding relating to options issued in conjunction with acquisitions completed in fiscal 1999 and 1998. The Board of Directors approved the granting of these options. None of these options were exercisable as of March 31, 2002.

Director Warrants

During the fiscal year ended March 31, 1997, the Company issued warrants to purchase 60,000 shares of its common stock, at exercise prices ranging from $7.87 to $9.25 to two of its outside directors in connection with their election to the Board. Such warrants vest 25% on the first anniversary of the date of grant and 12.5% each six months thereafter and expire within 10 years. As of March 31, 2002, warrants to purchase 30,000 of such shares at a weighted average exercise price of $9.02 were outstanding and exercisable.

1996 Employee Stock Purchase Plan

The Company currently has an employee stock purchase plan for all eligible employees (the "1996 ESPP"). Under the 1996 ESPP, shares of the Company's common stock may be purchased at six-month intervals at 85% of the lower of the fair market value on the first or last day of each six-month period (the "Offering Period"). Employees may purchase shares having a value not exceeding 10% of their gross compensation during an Offering Period.

2002 Employee Stock Purchase Plan

The Board of Directors is submitting the 2002 Employee Stock Purchase Plan (the "2002 ESPP") to the Stockholders for their approval at the Annual Meeting. See Proposal 3 for a description of the 2002 ESPP.

Non-Employee Warrants

In prior years, the Company granted warrants to purchase common stock to third parties in connection with the development of software and the acquisition of licensing rights for intellectual property. The warrants generally vest upon grant and are exercisable over the term of the warrant. The exercise price of third party warrants is generally greater than or equal to the fair market value of the Company's common stock at the date of grant. No non-employee warrants were granted during the fiscal year ended March 31, 2002. As of March 31, 2002, 777,000 third party warrants to purchase common stock were outstanding with a weighted average exercise price of $17.58 per share.

EMPLOYMENT AGREEMENTS

On May 22, 2000, the Company entered into amended and restated employment agreements with Robert A. Kotick and Brian G. Kelly, as Chairman and Chief Executive Officer and Co-Chairman, respectively, which were further amended on July 22, 2002 to extend their terms for two years. The contracts are identical in all material respects and terminate on April 1, 2008. If either executive receives a benefit, whether under his employment agreement or otherwise (including adjustments to the executive's options), that the other executive does not receive, the Company will provide the other executive a cash payment equal to the value of the benefit received by the first executive. The two contracts provide for annual base salaries of $495,000 for the fiscal year ending March 31, 2002. On each subsequent April 1 each executive's base salary increases to one hundred ten percent (110%) of his salary for the prior fiscal year and may be further increased at the Board's discretion based on performance and salary reviews. Each is also entitled to an annual bonus if the Company achieves financial and business objectives to be agreed upon. Each executive may receive additional performance bonuses at the Board's discretion.

Under the agreements, on May 22, 2000 the Company granted each of Messrs. Kotick and Kelly options to purchase up to 1,500,000 shares of the Company's common stock at $4.083 per share (after adjustment to both such amounts for November 2001 stock split), which was greater than the low bid price on the date of grant. Each option expires on May 22, 2010 unless earlier terminated. Approximately 1,187,500 of the options have vested as of July 30, 2002, with the remaining 312,500 options scheduled to vest by May 22, 2003. In consideration for the extension of the terms of their employment agreements, on July 22, 2002 the Company granted each of Messrs. Kotick and Kelly additional options to purchase up to 350,000 shares each under the 2002 Executive Plan at $22.94 per share, the low bid price on such date. Options to purchase 250,000 of the shares will vest in four equal amounts on July 22 of 2003, 2004, 2005 and 2006. Options to purchase the remaining 100,000 shares will vest in two equal amounts on July 22 of 2005 and 2006, subject to accelerated vesting if certain earnings targets are met. Regardless of vesting, these options do not become exercisable until July 22, 2005, and unexercised options will expire on July 22, 2012.

The Company is to maintain a renewable term life insurance policy for ten years covering each of Messrs. Kotick and Kelly for $3,000,000, naming each executive's estate or other designee as beneficiary.

If either executive's employment is terminated for any reason, the Company will pay his salary through the date of termination or death and any unpaid bonuses for prior fiscal years. In addition, if the termination is due to his death the Company will pay the pro rata portion of his annual and performance bonuses for the current fiscal year and, as a death benefit, 300% of his annual salary for the most recently ended fiscal year. If either executive resigns for "good reason" or the Company terminates him without "cause" (each as defined in the employment agreements), he also receives the pro rata portion of his annual and performance bonuses for the current fiscal year and the greater of (A) three times the annual salary and bonuses paid or payable to the executive for the most recently ended fiscal year, and (B) his salary payable for the unexpired term plus the annual and performance bonuses payable for the remaining term of the agreement (based on his bonuses-to-salary ratio for the two prior fiscal years) (the "Termination Payment"), medical benefits for him, his spouse and minor children, if any, for the longer of two years or the unexpired term (the "Continued Medical Benefit"), and forgiveness of all outstanding loans from the Company. If either executive dies, is terminated due to "disability" (as defined in the employment agreements) or without cause or resigns for good reason, his options shall vest and be exercisable until the later of the fifth anniversary of such event or May 22, 2010.

Unless one of the executives resigns for good reason or is terminated for cause, at the end of his employment he and the Company will enter into a four year consulting agreement providing for his services to the Company up to 20 hours per month; for fee compensation equal to 80% of his annual salary the year preceding his termination; for certain continuing medical, vacation, expense and office benefits; and that he may engage in other activities not directly competitive with the Company.

If Mr. Kotick or Mr. Kelly is employed by the Company immediately prior to a Change of Control (as defined in the employment agreements), the Company is required to pay him in cash the product of (A) the number of shares of Company common stock underlying each of his outstanding options and (B) the amount, if any, by which the exercise price of his options or the "Closing Share Value", whichever is less, exceeds the "Initial Share Value" (each as defined in the employment agreements). If the Closing Share Value is greater than the exercise price of his options, then the executive shall have the right to either (x) retain the outstanding options, (y) exercise them or (z) forfeit them and receive, in exchange, cash equal to the number of shares underlying the options multiplied by the amount by which the Closing Share Value exceeds the exercise price. Upon a Change of Control, all options then held by the executives shall immediately vest and be exercisable for ten years following the Change of Control, whether or not he continues to work for the Company. In addition, the exercise price of his options will be adjusted to equal the lower of the weighted average exercise price of all of Mr. Kotick's or of Mr. Kelly's options; provided that any options with an exercise price lower than the weighted average exercise price will not be adjusted.

If Mr. Kotick or Mr. Kelly resigns between three and nine months after a Change of Control, he will receive (i) a pro rata portion of his annual and performance bonuses for that fiscal year; (ii) the greater of (A) three times his salary and bonuses paid or payable for the most recent fiscal year and (B) the Termination Payment; (iii) the Continued Medical Benefit and (iv) forgiveness of all outstanding loans from the Company. If in the opinion of his tax counsel he has or will receive any compensation or recognize any income which constitutes an "excess parachute payment" under the Internal Revenue Code of 1986, as amended, the Company will pay him a sum equal to all taxes payable by him in connection with such compensation or income as well as his taxes on such amount.

The two executives' employment agreements also contain a two (2) year "non-compete" and "non-solicitation" clause. This clause does not apply in the event that the Company fails to pay the executive his termination or change of control compensation or otherwise fails to comply with its obligations under the employment agreements during those two years.

As of July 22, 2002, Activision Publishing, the Company's principal operating subsidiary, entered into a new three-year employment agreement with Ronald Doornink through March 31, 2005, superseding Mr. Doornink's prior agreement which was scheduled to expire on April 1, 2003. Mr. Doornink will continue to serve as President of the Company and Chief Executive Officer of Activision Publishing; from April 1, 2004 he will have the title of Chairman of Activision Publishing. The new contract provides for a base salary for the fiscal year ending March 31, 2003 (including the portion covered by the prior contract) of $425,000. On each of April 1, 2003 and April 1, 2004 his base salary increases to one hundred ten percent (110%) of his salary for the prior fiscal year and may be further increased at the Board's discretion based on performance and salary reviews. Mr. Doornink may also be eligible for an annual bonus if he and the Company achieve financial and business objectives to be agreed upon.

Pursuant to the agreement, as of July 22, 2002 the Company granted Mr. Doornink options to purchase up to an aggregate of 725,000 shares of the Company's common stock at a purchase price of $22.94 per share, which was the low bid price of the Company's common stock on the date of grant. The options were issued under the 2001 Plan and the 2002 Executive Plan. The options are scheduled to vest as follows: (A) 528,126 options will vest in installments of 176,042, 176,042 and 176,041 shares, respectively, on April 1, 2003, April 1, 2004 and April 1, 2005; (B) 46,875 options will vest on April 1, 2006; and (C) 150,000 options will vest on April 1, 2007, provided however that such 150,000 may vest sooner if certain conditions are met.

The Company is to maintain a renewable term life insurance policy for ten years covering Mr. Doornink for $3,000,000, naming his estate or other designee as beneficiary.

If Mr. Doornink's employment is terminated, the Company will pay his salary through the date of his termination. In addition, if the termination is due to his death or disability, the Company will pay any unpaid bonuses for prior fiscal years, the pro rata portion of any bonus he has earned for the current fiscal year and 300% of his annual salary for the most recently ended fiscal year (in the case of disability, less payments received under any Company-funded disability insurance plan), and shall continue medical coverage for him (in the case of disability) and his spouse and minor children for two years. If the Company terminates him without "Cause" (as defined in the employment agreement), he will receive the foregoing amounts and benefit, except that in lieu of receiving 300% of his salary, he shall receive (A) 50% of his base salary through March 31, 2005 and (B) 100% of his annual bonuses (based on his bonus-to-salary ratio for the two prior fiscal years) for the remainder of the original term. If Mr. Doornink is terminated without Cause, the options he received under the new employment agreement shall vest and be exercisable until the fifth anniversary of such event, but options issued to him earlier will vest according to their original schedules.

If Mr. Doornink's employment is terminated (except for Cause), he and the Company will enter into a consulting agreement effective through March 31, 2007 (A) providing for his services to the Company up to 20 hours per month, (B) requiring him to maintain an office at the Company's principal business location, (C) providing for fee compensation equal to 50% of his base salary through March 31, 2005, then $250,000 per year through March 31, 2007, (D) providing for continuing medical, vacation, expense and office benefits and (E) permitting him to engage in other activities not directly competitive with the Company.

If Mr. Doornink is employed by the Company immediately prior to a Change of Control (as defined in the employment agreement), if the Change of Control occurs (A) on or prior to March 31, 2004, 50% of the unvested options granted to Mr. Doornink under the new employment agreement shall immediately vest, (B) during the fiscal year ending March 31, 2005, 75% of such unvested options shall immediately vest and (C) thereafter, 100% of such unvested options shall immediately vest and, in each case, such options shall remain exercisable for a period of five years after such Change of Control.

Mr. Doornink's new employment agreement also contains a "non-compete" and "non-solicitation" clause effective during the original term of the agreement and during the period of any consulting agreement, and the non-solicitation clause will stay in effect for two years thereafter.

Effective as of January 1, 2001, Activision Publishing entered into an employment agreement with Lawrence Goldberg providing for his employment as Executive Vice President, Worldwide Studios. Mr. Goldberg's employment term under such agreement terminates on March 31, 2004. Under the agreement, Mr. Goldberg is entitled to an annual base salary of $330,000 for the fiscal year ending March 31, 2002, and is entitled to an annual base salary of $365,000 and $400,000 for the fiscal years ending March 31, 2003 and 2004, respectively. The foregoing annual base salaries may be increased based upon performance appraisal and salary review by the Company. Mr. Goldberg is also entitled to receive an annual bonus for each fiscal year during which he is employed under such agreement based upon, among other things, the Company achieving corporate earning and operating margin goals.

Pursuant to the employment agreement, the Company granted Mr. Goldberg options to purchase up to an aggregate of 142,500 shares of the Company's common stock at a weighted average purchase price of $10.101 per share (after adjustment for November 2001 stock split), which was equal to the low bid price of the Company's common stock on the date of grant. 60,000 of such options had vested as of July 1, 2002, and the remaining options are scheduled to vest at intervals through January 1, 2005. In the event of a Change of Control (as defined in each of the stock option certificates), all of the options granted to Mr. Goldberg pursuant to his employment agreement that have not yet vested as of the date of any Change of Control shall immediately vest as of such date.

Effective as of April 1, 2001, Activision Publishing entered into an employment agreement with Kathy Vrabeck providing for her employment as Executive Vice President, Global Publishing and Brand Management. Ms. Vrabeck's employment term under such agreement terminates on March 31, 2004. Under the agreement, Ms. Vrabeck received an annual base salary of $330,000 for the fiscal year ending March 31, 2002, and is entitled to an annual base salary of $365,000 and $400,000 for the fiscal years ending March 31, 2003 and 2004, respectively. The foregoing annual base salaries may be increased based upon performance appraisal and salary review. Ms. Vrabeck is also entitled to receive an annual bonus for each fiscal year during which she is employed under the employment agreement based upon, among other things, the Company achieving specified corporate and divisional sales and profitability levels.

Pursuant to the employment agreement, Ms. Vrabeck is eligible to receive annual stock options under the Company's stock option plans, at the discretion of the Board of Directors.

Effective as of March 1, 2002, Richard A. Steele entered into a service agreement with Combined Distribution (Holdings) Limited, a subsidiary of the Company, providing for his employment as President, Activision Distribution and Executive Vice President, International Distribution. Mr. Steele's employment term under such agreement terminates on February 28, 2005. Under the agreement, Mr. Steele is entitled to an annual base salary of £190,000. Thereafter, on April 1 of each fiscal year of his employment period, beginning April 1, 2003, Mr. Steele's annual base salary shall be automatically increased to an amount equal to one hundred and seven percent (107%) of his annual salary for the prior fiscal year. The foregoing annual base salary may be increased based upon performance appraisal and salary review by the Company. Mr. Steele is also entitled to receive an annual bonus for each fiscal year during which he is employed under such agreement based upon, among other things, the Company achieving corporate earning and operating margin goals.

Pursuant to the service agreement, the Company granted Mr. Steele options to purchase up to an aggregate of 100,000 shares of the Company's common stock at a purchase price of $25.61 per share, which was equal to the low bid price of the Company's common stock on the date of grant. The options will vest in four equal annual installments commencing on March 1, 2003.

Effective as of April 1, 2002, Activision Publishing entered into an employment agreement with William J. Chardavoyne providing for his employment as Executive Vice President, Finance. Mr. Chardavoyne's employment term under such agreement terminates on March 31, 2005. Under the agreement, Mr. Chardavoyne is entitled to an annual base salary of $325,000 for the fiscal year ending March 31, 2003, $345,000 for the fiscal year ending March 31, 2004 and $365,000 for the fiscal year ending March 31, 2005. The foregoing annual base salaries may be increased based upon performance appraisal and salary review by the Company. Mr. Chardavoyne is also entitled to receive an annual bonus for each fiscal year during which he is employed under such agreement based upon, among other things, the Company achieving corporate earning and operating margin goals.

Pursuant to the employment agreement, the Company granted Mr. Chardavoyne options to purchase up to an aggregate of 80,000 shares of the Company's common stock at a purchase price of $27.61 per share, which was equal to the low bid price of the Company's common stock on the date of grant. The options will vest in four equal annual installments commencing on the first anniversary of Mr. Chardavoyne's employment.

INDEBTEDNESS OF MANAGEMENT

In July 1998, the Company provided a loan to each of Mr. Kotick and Mr. Kelly in the amount of $249,750. Each of such loans had a maturity date of April 1, 1999. In June 1999, the Company extended the maturity date of each such loan until April 1, 2000 and provided an additional loan to each of Mr. Kotick and Mr. Kelly in the amount of $196,500. Each of such additional loans had a maturity date of April 1, 2000. In June 2000, the Company extended the maturity date of each of the loans described above until April 1, 2001 and provided an additional loan to each of Mr. Kotick and Mr. Kelly in the amount of $593,250, also maturing April 1, 2001. In July 2001, the Company extended the maturity date of each of the loans described above until April 1, 2002. All such loans have been repaid in full by Messrs. Kotick and Kelly. Accordingly, there are no amounts owed to the Company by either Mr. Kotick or Mr. Kelly.

In July 1999, the Company provided a loan to Mr. Doornink in the amount of $102,781. Such loan had a maturity date of April 1, 2000. In June 2000, the Company extended the maturity date of such loan until April 1, 2001 and provided an additional loan to Mr. Doornink in the amount of $218,768. Such additional loan also had a maturity date of April 1, 2001. Both loans have been repaid in full by Mr. Doornink. Accordingly there are no amounts owed to the Company by Mr. Doornink.

In June 2000, the Company provided Mr. Goldberg with a loan in the amount of $100,000. Such loan had a maturity date of April 1, 2001. In July 2000, the Company provided Mr. Goldberg with an additional loan in the amount of $100,000. Such loan had a maturity date of March 31, 2003. In May 2001, the Company provided Mr. Goldberg with an additional loan in the amount of $179,400. Such loan had a maturity date of April 1, 2002. All such loans have been repaid in full by Mr. Goldberg. Accordingly, there are no amounts owed to the Company by Mr. Goldberg.

In June 2000, the Company provided a loan to Ms. Vrabeck in the amount of $85,008. Such loan had a maturity date of April 1, 2001 and has been repaid by Ms. Vrabeck. In May 2001, the Company provided an additional loan to Ms. Vrabeck in the amount of $177,675. Such loan has a maturity date of April 1, 2002 and has been repaid in full by Ms. Vrabeck. Accordingly, there are no amounts owed to the Company by Ms. Vrabeck.

In May 2001, the Company provided a loan to Mr. Chardavoyne in the amount of $159,796. Such loan had a maturity date of April 1, 2002 and has been repaid in full by Mr. Chardavoyne. Accordingly, there are no amounts owed to the Company by Mr. Chardavoyne.

In May 2001, the Company provided a loan to Mr. Steele in the amount of $95,904. Such loan had a maturity date of April 1, 2002 and has been repaid in full by Mr. Steele. Accordingly, there are no amounts owed to the Company by Mr. Steele.

In June 2000, the Company provided a loan to Mr. Rowe in the amount of $66,000. Such loan had a maturity date of April 1, 2001. In May 2001, the Company provided a loan to Mr. Rowe in the amount of $132,322. Such loan had a maturity date of April 1, 2002. Both loans have been repaid in full by Mr. Rowe. Accordingly, there are no amounts owed to the Company by Mr. Rowe.

In May 2001, the Company provided a loan to Mr. Rose in the amount of $105,030. Such loan had a maturity date of April 1, 2002 and has been repaid in full by Mr. Rose. Accordingly, there are no amounts owed to the Company by Mr. Rose.

In June 2000, the Company provided a loan to Mr. Hammett in the amount of $123,000. Such loan had a maturity date of April 1, 2001 and has been repaid in full by Mr. Hammett. In May 2001, the Company provided a loan to Mr. Hammett in the amount of $390,000. Such loan had a maturity date of April 1, 2002 and has been repaid in full by Mr. Hammett. Accordingly, there are no amounts owed to the Company by Mr. Hammett.

All of the loans described above bore interest at the rate of 6.75% per annum and were evidenced by promissory notes. The loans made to the Executive Officers also provided for accelerated repayment under certain circumstances where such Executive Officer is no longer employed by the Company through the stated maturity date.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

The members of the Company's Compensation Committee for fiscal 2002 were Barbara Isgur, Steven Mayer and Robert Morgado. All members are independent Directors of the Company and none have any direct or indirect material interest in or relationship with the Company outside of his or her position as a Director. To the Company's knowledge, there were no other interrelationships involving members of the Compensation Committee or other Directors of the Company requiring disclosure.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

In addition to administering the Company's stock option and incentive plans, the Compensation Committee is responsible for conducting annual reviews of the compensation packages provided to the Company's Chairman and Chief Executive Officer, the President and Chief Executive Officer of Activision Publishing and the Co-Chairman and all other Executive Officers of the Company, as well as the general compensation policies of the Company. Such annual review includes a comparison of the Company's executive compensation, corporate performance, growth, share appreciation and total return to the Stockholders with that of similar companies, and a comparison of actual performance with internal targets and plans. In addition, the Compensation Committee will generally take into account and give substantial weight to the recommendations from the Co-Chairmen and the Chief Executive Officer of Activision Publishing relating to compensation to be paid to Executive Officers other than themselves. The Compensation Committee's objective is to provide compensation that is fair and equitable to both the employee and the Company and that provides appropriate incentives to the employee. The Compensation Committee will consider the employee's overall responsibilities, professional qualifications, business experience, job performance, technical expertise and their resultant combined value to the Company's long-term performance and growth.

The Company's Executive Officer compensation program, administered by the Compensation Committee of the Board of Directors, is based upon the following guiding principles:

  1.
  Competitive pay and benefits that allow the Company to attract and retain people with the skills critical to the long-term success of the Company.

  2.
  Motivate and reward individual and team performance in attaining Company-wide and business unit objectives and maximizing Stockholder value.

  3.
  Where appropriate, grant of equity-based awards in order to align the interests of Executive Officers with the interests of Stockholders, and to emphasize the granting of cash compensation beyond base salary based on achievement of specified goals and objectives set out in the annual plans.

The key elements of the Company's executive compensation package consist of base salary, annual bonus and stock options. The Company's policies with respect to each of these elements are discussed below. In addition, while the elements of compensation described below are considered separately, the Compensation Committee also considers and will continue to review the full compensation package provided by the Company to the individual, including severance, pension, insurance and other benefits.

Base Salaries.    An Executive Officer's base salary is determined by evaluating the responsibilities of the position held, the individual's experience and the competitive marketplace for executive talent. The base salary, taken in the context of the executive's entire compensation package, is intended to be competitive with base salaries paid to Executive Officers with comparable qualifications, experience and responsibilities at other similar companies.

Annual Bonuses.    In addition to a base salary, each Executive Officer is eligible for an annual cash bonus. The Compensation Committee will, in determining the amount of annual cash bonus potential, if any, to be paid to Executive Officers, review the performance of the Company, including internal operating goals and, if appropriate, the performance of the Company's common stock during the fiscal year then ended, and non-financial performance measures such as the respective executive's personal performance, effort and role in promoting the long-term growth of the Company, as well as such other matters as the Compensation Committee may deem appropriate. Financial factors may include, among other things, revenue growth and profitability of the Company and its individual business units. For the fiscal year ended March 31, 2002, the Compensation Committee planned for year-end cash bonuses instead of the option grants and associated loans usual in previous years. However, on October 1, each eligible Executive Officer (i.e., all Executive Officers other than the Chairman and Chief Executive Officer and the Co-Chairman) elected to participate in a Company program to forego 50% of his or her target year-end cash bonus for stock options with a grant date of October 1, 2001, each receiving the balance of his or her bonus at the year end in cash. The Compensation Committee also granted mid-year options to Messrs. Kotick and Kelly at the same time.

Stock Options.    The Company utilizes long-term awards in the form of stock options to align the interests of senior management personnel, primarily the Chief Executive Officers of the Company and Activision Publishing and the Co-Chairman of the Company, with the interests of the Stockholders. Additionally, long-term awards offer these senior executive officers an incentive for the achievement of superior performance over time and foster their retention. The Compensation Committee favors the granting of equity-based awards over cash compensation for these senior executive officers for such reasons and also believes that the granting of stock options and restricted stock better motivates these senior executive officers to exert their best efforts on behalf of the Company and the Stockholders. For the fiscal years ended March 31, 2001 and 2002, the Compensation Committee determined to award all year end bonsues to Messrs. Kotick and Kelly in the form of long-term stock options. While members of management other than Messrs. Kotick and Kelly remain eligible for stock option awards, for the fiscal years ending March 31, 2001 and March 31, 2002 the Compensation Committee adopted policies favoring cash bonus awards rather than options for such other managers. In determining annual stock option grants, the Compensation Committee bases its decision on the individual's performance and potential to improve Stockholder value. Most frequently, options granted to executive officers have exercise prices equal to or higher than the fair market value of the common stock at the date of the option grant and, other than options granted in lieu of annual bonuses, options typically vest and become exercisable over time.

Compensation of Chief Executive Officers and Co-Chairman.    The base salaries paid to Messrs. Kotick and Kelly, the Company's Co-Chairmen, and Mr. Doornink, the Chief Executive Officer of Activision Publishing, in the fiscal year ended March 31, 2002, were fixed pursuant to their employment agreements referred to under "Employment Agreements." As noted under that heading, Messrs. Kotick and Kelly are compensated at the same level. Also pursuant to their employment agreements, at the beginning of fiscal year 2002, Messrs. Kotick, Kelly and Doornink, and the Compensation Committee, established certain statistical and other performance objectives, including objectives relating to earnings per share, capital related activities and other strategic objectives, to serve as the basis for a performance bonus to be determined and awarded after the end of the fiscal year. For fiscal year 2002, the Compensation Committee determined that Messrs. Kotick and Kelly achieved their earnings per share and other performance goals such that they should be granted year end bonuses and that the bonuses should be in the form of options to purchase 87,912 shares each at an exercise price of $27.61 per share. In addition, each of Messrs. Kotick and Kelly had been granted options to purchase 44,500 shares at October 1, 2001 at an exercise price of $16.67 per share, and these mid-year grants reduced the number and value of the year end bonus options granted. The Committee determined that Mr. Doornink had achieved his performance goals such that he was eligible for a bonus of 118% of base salary, $199,400 of which was paid in cash and $146,250 of which was paid in the form of 26,325 options at an exercise price of $16.67 per share granted on October 1, 2001 at Mr. Doornink's election in lieu of 50% of his bonus target.

COMPENSATION COMMITTEE

Robert J. Morgado, Chairperson Barbara S. Isgur Steven T. Mayer

AUDIT COMMITTEE REPORT

The Audit Committee consists of three members of the Company's Board of Directors, each of whom is "independent" as defined under the listing standards of NASDAQ. The Audit Committee operates under a written charter adopted by the Board on June 12, 2000, and amended by the Board on July 11, 2001.

The role of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Audit Committee's primary responsibilities are to: (1) monitor the Company's financial reporting process and internal control system; (2) monitor the independence of the independent auditors and performance of the Company's independent auditors, internal auditing staff (if any) and financial and accounting personnel, and approve the annual engagement and fees payable to the independent auditors; (3) review the Company's compliance policies and programs, including ethical and legal compliance; (4) facilitate and maintain an open avenue of communication among the Board, financial and senior management, the internal auditing staff (if any) and the independent auditors; and (5) review and approve, if appropriate, related party transactions.

KPMG LLP ("KPMG") were the Company's independent auditors for the fiscal year ended March 31, 2000. In the fourth quarter of fiscal 2001, the Company replaced KPMG as its independent auditors and engaged PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), who audited the Company's financial statements for the fiscal years ended March 31, 2001 and March 31, 2002. The Audit Committee reviewed and discussed the interim financial information contained in each quarterly earnings announcement and each Quarterly Report on Form 10-Q with the Company's management and with KPMG or PricewaterhouseCoopers, as applicable. The Audit Committee reviewed and discussed the audited financial statements for 2002 with the Company's management and with PricewaterhouseCoopers and discussed with PricewaterhouseCoopers the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. The Audit Committee has also received and reviewed the written disclosures and the letter from PricewaterhouseCoopers required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with PricewaterhouseCoopers the independence of such independent auditors.

The members of the Audit Committee are not certified public accountants, professional auditors or experts in the fields of accounting and auditing and rely, without independent investigation, on the information provided to them and on the representations made by management and the independent accountants.

FISCAL 2002 AUDIT FIRM FEE SUMMARY

During fiscal 2002, the Company retained PricewaterhouseCoopers to provide services in the following categories and amounts (amounts include out-of-pocket expenses incurred by PricewaterhouseCoopers in connection with providing such services and billed to the Company):

Audit Fees	$478,000
Financial Information Systems Design and Implementation Fees	–
All Other Fees*	501,000

Total	$979,000

* Primarily includes fees for year end tax services, tax consulting projects, work performed in connection with registration statements and due diligence in connection with potential and completed acquisitions.

The Audit Committee has considered whether PricewaterhouseCoopers' provision of non-audit services is compatible with maintaining the independent auditors' independence and has concluded that it is. Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended March 31, 2002, for filing with the SEC.

                        AUDIT COMMITTEE

                        Barbara S. Isgur, Chairperson
                        Kenneth L. Henderson
                        Steven T. Mayer

PROPOSAL 2

APPROVAL OF 2002 EXECUTIVE INCENTIVE PLAN

GENERAL

The 2002 Executive Incentive Plan (the "Executive Plan") was adopted by the Board of Directors on July 22, 2002. Stockholder approval was not required for effectiveness and the Executive Plan became effective on such date. For several reasons, however, the Board believes that it is in the best interests of the Company that the Executive Plan be submitted to the Stockholders for approval. First, the Company wishes to comply (though it is not yet required to comply) with a provision of a new NASDAQ rule aimed at increasing management accountability that will require stockholder approval of stock option plans such as the Executive Plan. Second, stockholder approval of the Executive Plan will enable the grant of "Incentive Options" (as defined below). Third, stockholder approval is required to allow the Company to deduct certain amounts of compensation expenses associated with option exercises under the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Stockholders do not approve Proposal 2 the Executive Plan will nonetheless remain in effect, but the Company's employees will be foreclosed from receiving the favorable tax treatment available through the use of Incentive Options. Also, a substantial portion of the Company's compensation costs may not be tax deductible to the Company due to its failure to satisfy the requirements of Section 162(m) of the Code, thereby potentially significantly adding to the Company's income tax liability.

The purpose of the Executive Plan is to assist the Company in attracting and retaining selected individuals to serve as directors, officers, consultants, advisors and other key employees of the Company who will contribute to the Company's success and to achieve long-term objectives which will inure to the benefit of all Stockholders of the Company through the additional incentives inherent in the ownership of shares of the Company's common stock ("Shares").

The Executive Plan authorizes the granting of incentive awards through grants of share options ("Options"), including corresponding share appreciation rights ("SARs") and reload options, deferred share awards, performance-based awards, share purchase awards and restricted share awards (Options, SARs, reload options, deferred share awards, performance-based awards, share purchase awards and restricted share awards are collectively referred to herein as "Awards"). Awards under the Executive Plan may be granted in combination with other awards.

The Executive Plan explicitly prohibits the reduction of the exercise price of any options or SARs granted under the Executive Plan (except in connection with adjustments as described below under the caption, Antidilution Provisions).

The following summary of the principal terms and provisions of the Executive Plan is qualified in its entirety by reference to the full text of the Executive Plan, which is attached as Appendix I to this Proxy Statement.

SHARES SUBJECT TO THE PLAN

The maximum number of shares of common stock that may be the subject of Awards under the Executive Plan is 2,500,000 (the "Shares"). No employee participating in the Executive Plan may receive Awards under the Executive Plan with respect to more than 750,000 shares in any given year. Shares covered by any unexercised portions of terminated Options, shares forfeited by participants and shares subject to any Awards that are otherwise surrendered by a participant without receiving any payment or other benefit with respect thereto may again be subject to certain new Awards under the Executive Plan. In the event the purchase price of an Option is paid in whole or in part through the delivery of shares, the number of shares issuable in connection with the exercise of the Option shall not again be available for the grant of Awards under the Executive Plan. Shares subject to Options, or portions of Options, with respect to which SARs are exercised, are not again available for the grant of Awards under the Executive Plan. The shares to be issued or delivered under the Executive Plan are authorized and unissued shares, issued shares that have been reacquired by the Company, or a combination thereof.

ELIGIBILITY

All officers, employees, directors, advisors and consultants of the Company or any of its subsidiaries or affiliates and certain other individuals are eligible to receive Awards under the Executive Plan subject to certain restrictions that apply to members of the Compensation Committee. It is estimated that approximately 1,112 individuals currently are eligible to participate in the Executive Plan.

As all Awards under the Executive Plan are granted at the sole discretion of the Compensation Committee, it cannot be determined at this point which individuals or classes of employees will receive Awards under the Executive Plan, nor who would have received Awards if the proposed amendment to the Executive Plan had been in effect during the last fiscal year. As of July 26, 2002, the Company has granted Options to purchase 350,000 shares to each of Robert Kotick, the Company's Chief Executive Officer and Brian Kelly, the Company's Co-Chairman, and Options to purchase 537,500 shares to Ron Doornink, the Company's President and the Chief Executive Officer of Activision Publishing, Inc., and has made no other Awards under the Executive Plan.

ADMINISTRATION

The Executive Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"), which is comprised of independent directors who are not employees of the Company. The Committee will determine the key officers, employees, consultants, directors and other individuals who will be eligible for and granted Awards, determine the amount and type of Awards, establish rules and guidelines relating to the Executive Plan, establish, modify and terminate the terms and conditions of Awards (except that the exercise price of any Options or SARs may not be reduced after the date of grant, except adjustments described below under Antidilution Adjustments) and take such other action as may be necessary for the proper administration of the Executive Plan.

OPTIONS

"Incentive Options" meeting the requirements of Section 422 of the Code and "Non-Qualified Options" that do not meet such requirements are both available for grant under the Executive Plan. However, the timely approval of the Stockholders of the Company is required for any Incentive Options to qualify under Section 422. The term of each Option will be determined by the Committee, but no Incentive Option will be exercisable more than ten years after the date of grant. The exercise price per share for Incentive Options must be at least equal to 100% of the fair market value of a Share on the date of grant and the exercise price for Non-Qualified Options will be determined by the Committee at the time of grant (but shall not be less than 85% of the fair market value of a Share on the date of grant). The exercise price of an Option can be paid for (i) in cash, or by certified or bank check or wire transfer of immediately available funds, (ii) with the consent of the Committee, by delivery of a promissory note in favor of the Company upon such terms and conditions as determined by the Committee, (iii) with the consent of the Committee, by tendering (actually or constructively) previously acquired Shares (valued at its fair market value, as determined by the Committee as of the date of tender) that have been owned for a period of at least six months (or such other period to avoid accounting charges against the Company's earnings), (iv) if Shares are traded on a national securities exchange, the NASDAQ Stock Market or quoted on a national quotation system sponsored by the National Association of Securities Dealers, Inc. and the Committee authorizes this method of exercise, through the delivery of irrevocable instructions to a broker approved by the Committee to deliver promptly to the Company an amount equal to the purchase price, or (v) with the consent of the Committee, by any combination of (i), (ii), (iii) and (iv).

Options are not transferable except by will or the laws of descent and distribution and may be exercised only by the participant (or his guardian or legal representative) during his or her lifetime; provided, however, that Non-Qualified Options may, under certain circumstances, be transferable to family members and trusts for the benefit of the participant or his family members. If a participant's employment with the Company or service as a director, advisor or consultant terminates for any reason (other than death or disability), any unexercised or unexpired Options will be deemed canceled and terminated on the date of such termination, unless the Committee decides to extend the term of such Options. If a participant dies, while employed by the Company or any of its subsidiaries or affiliates, or during his term as a director, advisor or consultant of the Company any unexercised or unexpired Options, to the extent exercisable on the date of death, will be exercisable by the participant's estate or by any person who acquired such Options by bequest or inheritance, at any time generally within one year after such death (but not to exceed the maximum permissible term of the Option). If a participant becomes totally disabled and his employment or service as a director, advisor or consultant terminates as a result of such disability, the recipient (or his guardian or legal representative) will have the unqualified right to exercise any unexercised and unexpired Options generally for one year after such termination (but not to exceed the maximum permissible term of the Option).

SHARE APPRECIATION RIGHTS

The Executive Plan provides that SARs may be granted in conjunction with all or part of any Option granted under the Executive Plan, as follows: (i) in the case of a Non-Qualified Option, such rights may be granted either at the time of the grant of such option or at any subsequent time during the term of the Option; and (ii) in the case of an Incentive Option, such rights may be granted only at the time of the grant of such Option. An SAR is exercisable only to the extent the related Option is exercisable. Upon the exercise of an SAR, the recipient is entitled to receive from the Company, up to, but no more than, an amount in cash or whole Shares as determined by the Committee in its sole discretion equal to the excess of (A) the fair market value of one Share on the date of such exercise over (B) the exercise price of one Share under the related Option, times the number of Shares in respect of which such SAR shall have been exercised. Upon the exercise of an SAR, the related share Option, or the portion of such Option, in respect of which such SAR is exercised, will terminate. Upon the exercise of an Option granted in tandem with an SAR, such tandem SAR will terminate.

RELOAD OPTIONS

The Committee may grant, concurrently with the award of any Option (each an "Underlying Option"), one or more reload options (each a "Reload Option") to any participant of the Executive Plan to purchase for cash or Shares a number of Shares equal to the number of Shares delivered by the participant to the Company provided such Shares have been held by the participant for at least six months or such other period as required to avoid accounting charges against the Company's earnings to exercise the Underlying Option. Although an Underlying Option may be an Incentive Option, a Reload Option is not intended to qualify as an Incentive Option. A Reload Option may be granted in connection with the exercise of an Option that is itself a Reload Option. Each Reload Option will have the same expiration date as the Underlying Option and an exercise price equal to the fair market value of the Shares on the date of grant of the Reload Option. A Reload Option is exercisable six months after the date of grant. Reload Options permit a participant to retain, through the term of the initial Option, his or her economic interest in the number of Shares covered by such Options as well as the already-owned Shares that could be used to exercise such Option. Retention of such economic interest is accomplished by granting Options for the number of Shares used to pay the exercise price of the initial Underlying Option and subsequent Reload Options.

SHARE PURCHASE AWARDS

The Executive Plan also permits the grant of share purchase awards to selected participants. Participants who are granted a share purchase award are provided with a share purchase loan to enable them to pay the purchase price for the Shares acquired pursuant to the Award. The term of a share purchase loan will be determined by the Committee. The purchase price of Shares acquired with a share purchase loan is the closing price on the NASDAQ National Market System on the date of the Award. The Executive Plan provides that up to 100% of the share purchase loan may be forgiven over the loan term subject to such terms and conditions as the Committee shall determine. At the end of the loan term, the unpaid balance of the share purchase loan will be due and payable. The interest rate, if any, on a share purchase loan will be determined by the Committee. Share purchase loans will be secured by a pledge to the Company of the Shares purchased pursuant to the share purchase Award and such loans will be recourse or non-recourse to a participant as determined by the Committee.

If a participant's employment or service with the Company is terminated for any reason other than death or permanent disability, the balance of the share purchase loans to such participant will be immediately due and payable unless otherwise determined by the Committee. If a participant's employment or service with the Company terminates by reason of death, disability, termination without "cause" or a "change of control," the balance of such participant's share purchase loans may be forgiven in whole or in part by the Committee in its discretion.

RESTRICTED SHARE AWARDS

The Company may award restricted Shares to selected participants. Such a grant gives a participant the right to receive Shares subject to a risk of forfeiture based upon certain conditions. The forfeiture restrictions on the Shares may be based upon performance standards, length of service or other criteria as the Committee may determine. Until all restrictions are satisfied, lapsed or waived, the Company or its designee will maintain custody over the restricted Shares but the participant will be able to vote the Shares and will be entitled to all distributions paid with respect to the Shares, as provided by the Committee. During such restrictive period, the restricted Shares may not be assigned or transferred (other than by will or the laws of descent and distribution), pledged or sold. Upon termination of employment, the participant forfeits the right to the Shares to the extent the applicable performance standards, length of service requirements, or other measurement criteria have not been met.

DEFERRED SHARE AWARDS

The Committee may award to directors, officers, advisors, consultants and other key employees of the Company the right to receive Shares that are not to be distributed to the participant until after a specified deferral period ("deferred share awards"). Such deferred share awards may be granted either alone or in addition to the grant of other Awards. The Committee may determine the duration of the period ("the "Deferral Period") during which, and the conditions under which, receipt of the Shares will be deferred, and the terms and conditions of the Award. During such Deferral Period, a deferred share award may not be sold, assigned, transferred, pledged or otherwise encumbered and may be subject to a risk of forfeiture during the Deferral Period as specified by the Committee. Upon termination of employment, the participant forfeits the right to the Shares to the extent the applicable performance standards, length of service requirements, or other measurement criteria have not been met. If a participant's employment terminates by reason of death or permanent disability during the Deferral Period, or in cases of special circumstances, the Committee may waive any or all of the remaining deferral limitations. In addition, prior to completion of the Deferral Period, a participant may elect to further defer receipt of the award for a specified period or until a specified event, subject in each case to the approval of the Committee and under such terms as are determined by the Committee.

PERFORMANCE-BASED AWARDS

Certain Awards granted under the Executive Plan may qualify as "performance-based compensation" (as such term is used in Section 162(m) of the Code and the regulations thereunder) and thus be exempt from the deduction limitation imposed by Section 162(m) of the Code ("Performance-Based Awards"), provided that the Stockholders approve the Executive Plan. Awards may only qualify as Performance-Based Awards if, among other things, at the time of grant the Committee is comprised solely of two or more "outside directors." Such Performance-Based Awards may take the form of cash, Shares, Options, SARs or any combination thereof. The Committee shall set performance goals based on specific performance measures which, depending on the extent to which such goals are met, will determine the number and/or value of such Performance-Based Awards that will be paid out to the participants. The maximum amount of Performance-Based Awards (other than Options or SARs) that may be awarded to any employee during any one year is $1,000,000. The maximum amount of Options or SARs that may be awarded to any employee is Options or SARs covering 750,000 shares of the Company's common stock. The Committee will establish in writing the objective performance goals applicable to a given period and the employee or class of employees to which such goals apply and may not revise such performance goals or increase the amount of compensation payable thereunder upon the attainment of such goals.

GENERAL PROVISIONS

Antidilution Provisions.    The number of Shares authorized to be issued under the Executive Plan and subject to outstanding Awards (and the grant or exercise price of such Awards) may be adjusted to prevent dilution or enlargement of rights in the event of any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities, the issuance of warrants or other rights to purchase Shares or other securities, or other similar change in capitalization.

Change of Control.    The Committee may, in its discretion, determine that the terms of any Award shall provide that upon a Change of Control of the Company (as defined below), (i) Options (and SARs) accelerate and become fully exercisable, (ii) restrictions on restricted share awards lapse and the Shares become fully vested, (iii) share purchase loans are forgiven, in whole or in part, and (iv) such other additional benefits as the Committee deems appropriate shall apply, subject in each case to any terms and conditions contained in the applicable document evidencing such Award. The Committee, in its discretion, may determine that, upon the occurrence of a Change of Control of the Company, each Option and share appreciation right outstanding hereunder shall terminate within a specified number of days after notice to the participant or holder, and such participant or holder shall receive, with respect to each Share subject to such Option or share appreciation right, an amount equal to the excess of the fair market value of such Share immediately prior to the occurrence of such Change of Control over the exercise price per share of such Option or share appreciation right; such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine. For purposes of the Executive Plan, a "Change of Control" of the Company shall mean an event described in the applicable document evidencing such Award.

Reorganization.    In the event of any reorganization, merger, consolidation, split-up, spin-off, or other business combination involving the Company (collectively, a "Reorganization"), the Committee or the Board of Directors of the Company may cause any Award outstanding as of the effective date of the Reorganization to be cancelled in consideration of a cash payment or alternate Award (whether from the Company or another entity that is a party to the Reorganization) or a combination thereof made to the holder of such cancelled Award substantially equivalent in value to the fair market value of such cancelled Award. The determination of fair market value shall be made by the Committee or the Board of Directors, as the case may be, in their sole discretion.

Employment Violations.    Each share option agreement granted under the Executive Plan shall provide that if the Optionee is or shall become subject to an employment agreement with the Company and materially breaches his or her employment agreement (it being understood that any breach of the post-termination obligations contained therein shall be deemed to be material) for so long as the terms of such employment agreement shall apply to the Optionee (each an "Employment Violation"), the Company shall have the right to require (i) the termination and cancellation of the unexercised portion of the Option, if any, whether vested or unvested, and (ii) payment by the Optionee to the Company of the Recapture Amount (as defined below). Such termination of unexercised Options and payment of the Recapture Amount, as the case may be, shall be in addition to, and not in lieu of, any other right or remedy available to the Company arising out of or in connection with any such Employment Violation including, without limitation, the right to terminate the Optionee's employment if not already terminated, seek injunctive relief and additional monetary damages.

For purposes of the Executive Plan, the "Recapture Amount" shall mean the gross gain realized or unrealized by the Optionee upon each exercise of his Option during the period beginning on the date which is twelve (12) months prior to the date of the Optionee's Employment Violation and ending on the date of computation (the "Look-back Period"), which gain shall be calculated as the sum of:

  (i)
  if the Optionee has exercised any portion of his Option during the Look-back Period and sold any of the Shares acquired on exercise thereafter, an amount equal to the product of (x) the sales price per Share sold minus the exercise price per Share times (y) the number of Shares as to which the Option was exercised and which were sold at such sales price; plus

  (ii)
  if the Optionee has exercised any portion of his Option during the Look-back Period and not sold any of the Shares acquired on exercise thereafter, with respect to each of such Shares an amount equal to the product of (x) the greatest of the following: (1) the fair market value per Share on the date of exercise, (2) the arithmetic average of the per Share closing sales prices as reported on NASDAQ for the thirty (30) trading day period ending on the trading day immediately preceding the date of the Company's written notice of its exercise of its rights under these provisions, or (3) the arithmetic average of the per Share closing sales prices as reported on NASDAQ for the thirty (30) trading day period ending on the trading day immediately preceding the date of computation, minus the exercise price per Share times (y) the number of Shares as to which this Option was exercised and which were not sold;

provided, however, in lieu of payment by the Optionee to the Company of the Recapture Amount determined pursuant to clause (ii) above, the Optionee, in his or her discretion, may tender to the Company the Shares acquired upon exercise of this Option during the Look-back Period and the Optionee shall not be entitled to receive any consideration from the Company in exchange therefor.

With respect to any other Awards granted under the Executive Plan, the terms of any SAR, Reload Option, restricted share award, share purchase award, deferred share award or other document evidencing an Award, may include comparable provisions to those set forth above.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE EXECUTIVE PLAN

The following is a brief summary of the principal federal income tax consequences of Awards under the Executive Plan. The summary is based upon current federal income tax laws and interpretations thereof, all of which are subject to change at any time, possibly with retroactive effect. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

Unless the Stockholders approve the Executive Plan, the Company will be unable to issue Incentive Options. A participant is not subject to regular federal income tax either at the time of grant or at the time of exercise of an Incentive Option. However, upon exercise, the difference between the fair market value of the Shares and the exercise price is an item of tax preference subject to the possible application of the alternative minimum tax. If a participant does not dispose of Shares acquired through the exercise of an Incentive Option in a "disqualifying disposition" (i.e., no disposition occurs within two years from the date of grant of the share option nor within one year of the transfer of the Shares to the participant), then the participant will be taxed only upon the gain, if any, from the sale of such Shares, and such gain will be taxable as gain from the sale of a capital asset.

The Company will not receive any tax deduction on the exercise of an Incentive Option or, if the above holding period requirements are met, on the sale of the underlying Shares. If there is a disqualifying disposition (i.e., one of the holding period requirements is not met), the participant will be treated as receiving compensation subject to ordinary income tax in the year of the disqualifying disposition and the Company will be entitled to a deduction for compensation expense in an amount equal to the amount includable in income by the participant. The participant generally will be required to include in income in such event (and the Company would be entitled to deduct) an amount equal to the difference between the fair market value of the Shares at the time of exercise and the exercise price. Any appreciation in value after the time of exercise would be taxed as capital gain and will not result in any deduction by the Company.

If Non-Qualified Options are granted to a participant, there are no federal income tax consequences at the time of grant. Upon exercise of the Option, the participant must report as ordinary income an amount equal to the difference between the exercise price and the fair market value of the Shares on the date of exercise. The Company will receive a tax deduction in like amount. Any appreciation in value after the time of exercise will be taxed as capital gain and will not result in any deduction by the Company.

No income will be realized by a participant in connection with the grant of any SAR. The participant must include in ordinary income the amount of cash received and the fair market value on the exercise date of any Shares received upon the exercise of an SAR. The Company will be entitled to a deduction equal to the amount includable in such participant's income by reason of the exercise of any SAR.

The receipt of a Reload Option by a holder of an Incentive Option or a Non-Qualified Option (including a Reload Option) who pays the exercise price in full or in part with previously acquired Shares is not a taxable event, although the exercise of the underlying option may or may not be taxable as described above. A participant will not be subject to tax at the time a Reload Option is granted (except for any income recognized upon the exercise of an underlying Non-Qualified Option giving rise to the grant of the Reload Option). A Reload Option will constitute a Non-Qualified Option for federal income tax purposes and will be taxed as such in the manner described above.

Except as described in the following paragraph, a grant of restricted Shares does not constitute a taxable event for either a participant or the Company. However, the participant will be subject to tax, at ordinary income rates, based on the fair market value of the Shares when they are no longer subject to a substantial risk of forfeiture or they become transferable. The Company will be entitled to take a commensurate deduction at that time.

A participant may elect to recognize taxable ordinary income at the time restricted Shares are awarded in an amount equal to the fair market value of the Shares at the time of grant, determined without regard to any forfeiture restrictions. Any such election must be filed with the Internal Revenue Service within 30 days of the date of grant. If such an election is made, the Company will be entitled to a deduction at that time in the same amount. Future appreciation on the Shares will be taxed as capital gains when the Shares are sold. However, if, after making such an election, the Shares are forfeited, the participant will be unable to claim any loss deduction.

A participant who receives a share purchase award incurs no tax liability and the Company does not receive any deduction at the time Shares are acquired through a share purchase award. However, to the extent the share purchase loan is forgiven, the participant will be required to recognize ordinary income in an amount equal to the forgiven portion of the loan. The Company will be entitled to take a commensurate deduction at such time. In general, stated interest paid or accrued on a share purchase loan will be taxable income to the Company, and may or may not be deductible by the participant. In general, to the extent a share purchase loan does not state adequate interest, interest may be imputed resulting in the participant recognizing compensation income; however, where a participant is a current employee, he should have a commensurate interest expense (which may or may not be deductible by the participant).

The receipt of a deferred share award generally will not be a taxable event until the award is paid or otherwise made available to the participant. A participant will recognize ordinary income (and the Company will be entitled to a deduction in like amount) equal to the fair market value of the Deferred Shares on the date of issuance.

Unless the Stockholders approve the Executive Plan, deductions otherwise available to the Company for certain Awards made to certain key executives may be limited, in whole or in part.

TERMINATION, AMENDMENT AND ERISA STATUS

The Executive Plan will terminate by its terms and without any action by the Board on July 21, 2012. No Awards may be made after that date. Awards outstanding on July 21, 2012 will remain valid in accordance with their terms.

The Committee may amend or alter the terms of Awards under the Executive Plan, including to provide for the forgiveness in whole or in part of share purchase loans, the release of the Shares securing such loans or the termination or modification of the vesting or performance provisions of the grants of restricted Shares, but shall have no authority to reduce the exercise price of any options or SARs granted under the Executive Plan (except in connection with adjustments as described above under the caption, Antidilution Provisions).

Subject to certain limitations, the Committee may from time to time, alter, amend, suspend or terminate the Executive Plan as it deems advisable. However, at any time after the Executive Plan is approved by the Stockholders the Board will not be able, without the approval of the Stockholders, to amend the Executive Plan to increase the number of Shares that may be the subject of Awards granted under the Executive Plan (except for certain adjustments necessary to prevent dilution or enlargements of benefits available under the Executive Plan with respect to a recapitalization, merger, consolidation or similar corporate transaction affecting the Shares underlying Awards granted under the Executive Plan). In addition, no amendments to or termination of the Plan shall in any way impair the rights of a participant under any Award previously granted without such participant's consent.

The Executive Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1976, as amended.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required for approval of Proposal 2.

The Board recommends that you vote FOR approval of the 2002 Executive Incentive Plan.

PROPOSAL 3

APPROVAL OF COMPANY'S 2002 EMPLOYEE STOCK PURCHASE PLAN

At the Annual Meeting, Stockholders will be asked to approve the adoption of the Company's 2002 Employee Stock Purchase Plan (the "Purchase Plan") and the reservation of 500,000 shares of the Company's Common Stock for issuance thereunder. The Board adopted the Purchase Plan on July 22, 2002. The Purchase Plan will not become effective unless it is approved by the Stockholders.

The following is a summary of the principal provisions of the Purchase Plan, which summary is qualified in its entirety by reference to the terms and conditions of the Purchase Plan, which is attached as Appendix II to this Proxy Statement.

SUMMARY OF PURCHASE PLAN

Purposes.    The purpose of the Purchase Plan is to provide employees of the Company and those subsidiaries designated by the Board of Directors of the Company (the "Board") (a designated subsidiary, a "Subsidiary") as eligible to participate in the Purchase Plan with a convenient means to acquire an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and Subsidiaries, and to provide an incentive for continued employment.

Administration.    The Purchase Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors, each member of which is a "Non-Employee Director" as defined in Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Subject to the provisions of the Purchase Plan and the limitations of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision in the Code, all questions of interpretation or application of the Purchase Plan shall be determined by the Committee and its decisions shall be final and binding upon all participants. Members of the Committee shall receive no compensation for their services in connection with the administration of the Purchase Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of the Purchase Plan shall be paid by the Company.

Eligibility.    Any employee of the Company or any Subsidiary is eligible to participate in an Offering Period (as defined below) under the Purchase Plan except the following:

  (a)
  employees who are not employed by the Company or a Subsidiary on the fifteenth (15th) day of the month before the beginning of such Offering Period;

  (b)
  employees who are customarily employed for less than 20 hours per week;

  (c)
  employees who are customarily employed for less than five (5) months in a calendar year;

  (d)
  employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code and Section 1.423-2(d) of the Treasury Regulations thereunder, own stock or hold options to purchase stock or who, as a result of being granted an option under the Purchase Plan with respect to such Offering Period would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries (the "Five Percent Limit");

  (e)
  employees who have been employed less than six months on the first day of an Offering Period; and

  (f)
  employees whose participation in the Purchase Plan is prohibited by the law of any country which has jurisdiction over such employees or if such employees are subject to a collective bargaining agreement that does not provide for participation in the Purchase Plan.

As of July 24, 2002, approximately 916 employees of the Company and Subsidiaries would be eligible to participate in the Purchase Plan.

Offering Dates.    While the Purchase Plan is in effect, two overlapping Offering Periods (the "Offering Periods") shall commence in each calendar year. At any point in time, a participant shall participate in only one Offering Period. The Offering Periods shall consist of the twelve month periods commencing on each April 1 and October 1, except that the first Offering Period shall commence on October 1, 2002 and end on September 30, 2003. The first day of each Offering Period is referred to as the "Offering Date". The Committee shall have the power to change the duration of Offering Periods without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

Accumulation Periods.    Each Offering Period shall include two consecutive six month periods (each six month period, an "Accumulation Period") commencing on each April 1 and October 1, except that the first Accumulation Period shall commence on October 1, 2002 and end on March 31, 2003. The last business day of each Accumulation Period is referred to as the "Purchase Date." The Committee shall have the power to change the duration of Accumulation Periods without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Accumulation Period to be affected.

Applicable Offering Periods.    For purposes of this Purchase Plan the applicable Offering Period shall be determined as follows:

  (i)
  Once a participant is enrolled in the Purchase Plan for an Offering Period, such Offering Period shall continue to apply to him or her until the earliest of (A) the end of such Offering Period, (B) the end of his or her participation (as described below under—Participation) or (C) re-enrollment in a subsequent Offering Period under paragraph (ii) below.

  (ii)
  With respect to the Offering Period in which the participant is enrolled (the "Current Offering Period"), in the event that (a) the fair market value of the Common Stock on the Offering Date (or if such Offering Date is not a trading day, the last trading day prior to such Offering Date) (the "Offering Date FMV") for such current Offering Period is higher than (b) the Offering Date FMV for the Offering Date with respect to the next Offering Period, the participant shall automatically be re-enrolled for such subsequent Offering Period (and the participant shall purchase shares of Stock for the first six month Accumulation Period in the Current Offering Period and shall be deemed to have completed participation in such Current Offering Period).

  (iii)
  At the end of each Offering Period, a participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of such Offering Period, as long as the participant continues to be eligible to participate.

Participation.    Eligible employees may become participants in an Offering Period under the Purchase Plan on the first Offering Date after satisfying the eligibility requirements by delivering to the Company's or a Subsidiary's (whichever employs such employee) payroll department (the "payroll department") not later than the 10th day of the month before such Offering Date (unless a later time for filing a subscription agreement is set by the Committee for all eligible employees with respect to a given Offering Period) a subscription agreement authorizing payroll deductions. Once an employee becomes a participant in an Offering Period, such employee will automatically participate in subsequent Offering Periods unless the employee ceases to be an eligible employee, withdraws from the Purchase Plan or terminates further participation in the Offering Period. Such participant is not required to file any additional subscription agreements in order to continue participation in the Purchase Plan. A participant who discontinues making employee contributions or withdraws from the Purchase Plan may again become a participant, if he or she is an eligible employee, by following the procedure described above. Any participant whose option expires and who has not withdrawn from the Purchase Plan will automatically be re-enrolled in the Purchase Plan and granted a new option on the Offering Date of the next Offering Period.

Grant of Option on Enrollment.    Enrollment by an eligible employee in the Purchase Plan with respect to an Accumulation Period will constitute the grant (as of the Offering Date for such Offering Period) by the Company to such employee of an option to purchase on each Purchase Date up to that number of shares of Common Stock of the Company determined by dividing the amount accumulated in such employee's payroll deduction account (a "Plan Account") during such Accumulation Period by the "Purchase Price" (as defined below) per share, provided, however, that the number of shares of the Company's Common Stock subject to any option granted pursuant to this Purchase Plan shall not exceed the lesser of (a) the maximum number of shares set by the Committee with respect to any Accumulation Period or (b) the Dollar Limit (as described below).

Purchase Price.    The purchase price per share (the "Purchase Price") at which a share of Common Stock will be sold on any Purchase Date shall be eighty-five percent (85%) of the lesser of:

  (a)
  the Offering Date FMV for the Offering Period that includes such Purchase Date; or

  (b)
  the fair market value on the Purchase Date.

For purposes of the Purchase Plan, the term "fair market value" on a given date shall mean the price at which the Company's Common Stock last traded, as reported on the NASDAQ National Market System or a national securities exchange on which the shares are traded. Notwithstanding the foregoing, if the Committee determines that such last trading price does not reflect fair market value, "fair market value" may be determined in good faith by the Committee on such basis as it deems appropriate. In making such determination, the Committee shall consider the financial conditions of the Company and its recent operating results, values of publicly-traded securities of other comparable institutions and the lack of liquidity of the Company's shares, and such other factors as the Committee in its sole discretion deems relevant.

Payment of Purchase Price; Changes in Payroll Deductions; Issuance of Shares.

  (a)
  The purchase price of the shares is accumulated by regular payroll deductions made during each Accumulation Period. The deductions are made as a percentage of the employee's compensation in one percentage point (1%) increments of not less than two percent (2%) nor greater than fifteen percent (15%). Compensation shall mean all W-2 compensation, including, but not limited to base salary, wages, commissions, overtime, shift premiums and bonuses, plus draws against commissions; provided, however, that for purposes of determining a participant's compensation, any election by such participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code shall be treated as if the participant did not make such election. Payroll deductions shall occur on each payday during participation in the Purchase Plan and shall continue unless altered or terminated as provided in the Purchase Plan.

  (b)
  A participant may increase or decrease the rate of payroll deductions during an Offering Period and may increase or decrease the rate of payroll deductions for any subsequent Offering Period upon notice to the Company subject to the limitation of only one increase and one decrease during an Offering Period, and subject to certain notification procedures.

  (c)
  All payroll deductions made for a participant are credited to his or her Plan Account under the Purchase Plan and are deposited with the general funds of the Company; no interest shall accrue on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions. A participant may not make any separate cash payment into his or her payroll deduction account and payment for shares purchased under the Purchase Plan may not be made in any form other than by payroll deduction.

  (d)
  On each Purchase Date, as long as the Purchase Plan remains in effect, the Company shall apply the funds then in the participant's payroll account to the purchase of whole shares of common stock reserved under the option granted to such participant with respect to the Offering Period. Any cash remaining in a participant's payroll account after such purchase of shares shall be refunded to such participant in cash; except that any amount remaining in a participant's account on a Purchase Date solely because it is less than the amount necessary to purchase a full share of common stock shall be carried forward, without interest, into the next Accumulation Period. In the event that the Purchase Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned, without interest, to the participant. No common stock shall be purchased on a Purchase Date on behalf of any employee whose participation in the Purchase Plan has terminated prior to such Purchase Date.

  (e)
  During a participant's lifetime, such participant's option to purchase shares under the Purchase Plan is exercisable only by him or her. The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised. Shares to be delivered to a participant under the Purchase Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

Limitations on Shares to be Purchased.

  (a)
  No employee shall be entitled to purchase more than the Maximum Share Amount (as defined below) on any single Purchase Date. Not less than twenty (20) days prior to the commencement of any Offering Period, the Committee may, in its sole discretion, set a maximum number of shares which may be purchased by any employee at any single Purchase Date (hereinafter the "Maximum Share Amount"). If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount not less than twenty (20) days prior to the commencement of the next Offering Period. Once the Maximum Share Amount is established, it shall continue to apply with respect to all succeeding Purchase Dates and Offering Periods unless revised by the Committee as set forth above. The initial Maximum Share Amount is 5,000 shares of the Company's common stock.

  (b)
  If the number of shares to be purchased on a Purchase Date by all employees participating in the Purchase Plan exceeds the number of shares then available for issuance under the Purchase Plan, the Company shall make a pro rata allocation of the remaining shares in as uniform a manner as shall be practicable and as the Committee shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be purchased under a participant's option to each employee affected thereby.

  (c)
  Any payroll deductions accumulated in a participant's account which are not used to purchase stock due to the foregoing limitations in this section shall be returned to the participant, without interest, as soon as practicable after the end of the Offering Period.

  (d)
  Any other provision of the Purchase Plan notwithstanding, no participant shall purchase Common Stock with an Offering Date FMV in excess of the following limit (the "Dollar Limit"):

  (i)
  In the case of common stock purchased during an Offering Period that commenced in a particular calendar year and has a Purchase Date in such particular calendar year, the limit shall be equal to (A) $25,000 minus (B) the value (based on the respective Offering Date FMV for each share of Common Stock) of the Common Stock that the participant previously purchased in such particular calendar year (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company), but only to the extent such value (based on Offering Date FMV) of Common Stock is treated as applied against the $25,000 annual limitation for such particular calendar year pursuant to Code Section 423(b)(8) and Treasury Regulation Section 1.423-2(i).

  (ii)
  In the case of Common Stock purchased during an Offering Period that commenced in the immediately preceding calendar year and has a Purchase Date in the current calendar year, the limit shall be equal to (A) $50,000 minus (B) the value (based on the respective Offering Date FMV) of the Common Stock that the participant previously purchased (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company) in the current calendar year and in the immediately preceding calendar year, but only to the extent such value (based on Offering Date FMV) of Common Stock is treated as applied against the $25,000 annual limitation for such current calendar year and immediately preceding calendar year pursuant to Code Section 423(b)(8) and Treasury Regulation Section 1.423-2(i).

Withdrawal.    Any participant may withdraw from an Offering Period under the Purchase Plan at any time at least twenty (20) days prior to the end of an Offering Accumulation. Upon withdrawal from the Purchase Plan, the accumulated payroll deductions shall be returned, without interest, to the withdrawn employee and his or her interest in the Purchase Plan shall terminate. In the event an employee voluntarily elects to withdraw from the Purchase Plan, he or she may not resume his or her participation in the Purchase Plan during the same Offering Period, but he or she may participate in any Offering Period under the Purchase Plan which commences on a date subsequent to such withdrawal by timely filing a new authorization for payroll deductions.

Termination of Employment.    Termination of a participant's employment for any reason, including retirement or death or the failure of the participant to remain an eligible employee, terminates his or her participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned, without interest, to him or her or, in the case of his or her death, to his or her legal representative. For this purpose, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company in the case of sick leave, military leave, or any other leave of absence approved by the Committee; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

Return of Payroll Deductions.    In the event an employee's interest in the Purchase Plan is terminated by withdrawal, termination of employment or otherwise, or in the event the Purchase Plan is terminated by the Board, the Company is required to deliver to the employee all payroll deductions credited to his account. No interest shall accrue on the payroll deductions of a participant in the Purchase Plan.

Capital Changes.    In the event of any reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, offerings of rights, or any other change in the structure of the Common Stock of the Company, the Committee may make such adjustment, if any, as it may deem appropriate in the number, kind, and the price of shares available for purchase under the Purchase Plan, and in the number of shares which an employee is entitled to purchase under the Purchase Plan; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated.

In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that the options under the Purchase Plan shall terminate as of a date fixed by the Committee and give each participant the right to exercise his or her option as to all of the optioned stock, including shares which would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Purchase Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option as to all of the optioned stock. If the Committee makes an option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify the participant that the option shall be fully exercisable for a period of twenty (20) days from the date of such notice, and the option will terminate upon the expiration of such period.

Effective Date; Amendment or Termination of the Purchase Plan.    The Purchase Plan is effective on the day after the effective date of the Company's Registration Statement filed with the SEC under the Securities Act of 1933, as amended, with respect to the shares issuable under the Purchase Plan (the "Effective Date"), subject to approval by the Stockholders within twelve (12) months after the date the Purchase Plan is adopted by the Board. The Purchase Plan shall continue until the earlier to occur of termination by the Board, issuance of all of the shares of Common Stock reserved for issuance under the Purchase Plan, or ten (10) years from the adoption of the Purchase Plan by the Board. The Board may at any time amend or terminate the Purchase Plan, except that any such termination cannot affect options previously granted under the Purchase Plan, nor may any amendment make any change in an option previously granted which would adversely affect the right of any participant (without the prior consent of such participant), nor may any amendment be made without approval of the Stockholders of the Company if such amendment would:

  (a)
  Increase the number of shares that may be issued under the Purchase Plan;

  (b)
  Change the designation of the employees (or class of employees) eligible for participation in the Purchase Plan; or

  (c)
  Constitute an amendment for which stockholder approval is required in order to comply with Rule 16b-3 (or any successor rule) under the Exchange Act.

The following table sets forth the benefits that would have been received by or allocated to each of the following persons or classes of persons under the Purchase Plan if the Purchase Plan had been in effect during the fiscal year ended March 31, 2002, assuming that the Purchase Plan had been in effect during such period in place of the 1996 Employee Stock Purchase Plan and that the participation levels had been the same as the actual participation levels under the 1996 Employee Stock Purchase Plan:

NEW PLAN BENEFITS 2002 Employee Stock Purchase Plan

Name and Position	Dollar Value ($)	Number Of Shares

Robert A. Kotick	–	–
Chairman, Chief Executive Officer and Director
Brian G. Kelly	–	–
Co-Chairman and Director
Ronald Doornink	–	–
President; Chief Executive Officer of Activision Publishing
William J. Chardavoyne	15,250	746
Executive Vice President and Chief Financial Officer
Richard A. Steele	–	–
President, Activision Distribution and Executive Vice President, International Distribution
Lawrence Goldberg	–	–
Executive Vice President, Worldwide Studios
Kathy Vrabeck	–	–
Executive Vice President, Global Publishing and Brand Management
Current Executive Officers as a Group	15,250	746
Current Non-Executive Directors as a Group	–	–

All Other Employees as a Group	1,280,821	92,216

FEDERAL INCOME TAX INFORMATION AND ERISA

The Company intends that the Purchase Plan shall qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments or replacements of such section), and the Purchase Plan shall be so construed. Any term not expressly defined in the Purchase Plan but defined for purposes of Section 423 of the Code shall have the same definition therein.

THE FOLLOWING DESCRIPTION OF UNITED STATES FEDERAL INCOME TAX CONSEQUENCES WITH RESPECT TO THE COMPANY'S PURCHASE PLAN IS BASED UPON EXISTING STATUTES, REGULATIONS AND INTERPRETATIONS AS OF THE DATE OF THIS PROXY STATEMENT, ALL OF WHICH ARE SUBJECT TO CHANGE, POSSIBLY WITH RETROACTIVE EFFECT. BECAUSE INCOME TAX CONSEQUENCES MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF EACH PARTICIPANT, EACH PARTICIPANT SHOULD CONSULT HIS OR HER OWN TAX ADVISOR CONCERNING FEDERAL (AND ANY STATE, LOCAL OR FOREIGN) INCOME TAX CONSEQUENCES. THE FOLLOWING DISCUSSION DOES NOT PURPORT TO DESCRIBE STATE, LOCAL OR FOREIGN INCOME TAX CONSEQUENCES OR TAX CONSEQUENCES FOR PARTICIPANTS IN COUNTRIES OTHER THAN THE UNITED STATES.

Tax Treatment of the Participant.    Participating employees will not recognize income for federal income tax purposes either upon enrollment in the Purchase Plan or upon the purchase of shares. If the shares are held for more than one year after the Purchase Date and more than two years from the Offering Date (the "Holding Period Requirement"), or if the employee dies while owning the shares, the employee realizes ordinary income on a sale (or a disposition by way of gift or upon death) of such shares to the extent of the lesser of: (i) 15% of the fair market value of the shares on the Offering Date; or (ii) the actual gain (the amount by which the market value of the shares on the date of sale, gift or death, exceeds the purchase price). All additional gain upon a sale of shares that satisfies the Holding Period Requirement is treated as long-term capital gain. If the shares are sold in a sale that satisfies the Holding Period Requirement, and the sale price is less than the purchase price, there is no ordinary income, and the employee has a long-term capital loss for the difference between the sale price and the purchase price. If the shares are sold or are otherwise disposed of, including by way of gift (but not death, bequest or inheritance), within either the one-year or the two-year holding periods described above (in any case a "disqualifying disposition"), the employee will realize ordinary income at the time of such sale or other disposition to the extent that the fair market value of the shares at the date of purchase was greater than the purchase price. This excess will constitute ordinary income (not subject to withholding under current law although a recent Internal Revenue Service notice indicates this may change in the future) in the year of sale or other disposition even if no gain is realized on the sale or if a gratuitous transfer is made. The difference, if any, between the proceeds of sale and the fair market value of the shares at the date of purchase is a capital gain or loss.

Tax Treatment of the Company.    The Company will be entitled to a deduction in connection with the disposition of shares acquired under the Purchase Plan only to the extent that the employee recognized ordinary income on a disqualifying disposition of the shares. The Company will treat any transfer of record ownership of shares, including a transfer to a broker or nominee or into "street name," as a disposition, unless it is notified to the contrary. In order to enable the Company to learn of disqualifying dispositions and ascertain the amount of the deductions to which it its entitled, employees will be required to notify the Company in writing of the date and terms of any disqualifying disposition of shares purchased under the Purchase Plan.

ERISA.    The Company believes that the Purchase Plan is not subject to any of the provisions of ERISA and is not qualified under Section 401(a) of the Code.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required for approval of Proposal 3.

The Board recommends that you vote FOR the approval of the 2002 Employee Stock Purchase Plan.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Upon recommendation of the Audit Committee of the Board of Directors of the Company, the Board has appointed PricewaterhouseCoopers LLP to serve as the Company's independent auditors for the current fiscal year ending March 31, 2003. PricewaterhouseCoopers LLP served as the Company's independent auditors for fiscal 2001 and 2002. KPMG LLP served as the Company's independent auditors for the four years prior to fiscal 2001. The Board is requesting ratification by the Stockholders at the Annual Meeting of the appointment of PricewaterhouseCoopers LLP.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and they are expected to be available to respond to appropriate questions.

On March 20, 2001, KPMG LLP's appointment as the Company's independent auditors was terminated and PricewaterhouseCoopers LLP was engaged as its replacement. During the Company's two most recently completed fiscal years and any subsequent interim period preceding KPMG LLP's replacement as independent auditors, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure and there were no reportable events as described in Item 304 of Regulation S-K. The Company filed a Current Report on Form 8-K/A with the SEC on March 23, 2001 to report the replacement of KPMG LLP and the engagement of PricewaterhouseCoopers LLP.

Stockholder approval is not required for the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors, since the Board has the responsibility for selecting auditors. However, the appointment is being submitted for ratification at the Annual Meeting which requires the affirmative vote of a majority of the votes cast. In the event the Stockholders fail to ratify the appointment, the Board will reconsider its selection for the next fiscal year. Even if the appointment is ratified, the Board, in its discretion, may, if circumstances dictate, direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the Company's and its Stockholders' best interests.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required for approval of Proposal 4.

The Board recommends that you vote FOR the ratification
of the appointment of PricewaterhouseCoopers LLP to serve as the
Company's independent auditors for the fiscal year ending March 31, 2003.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's Executive Officers and Directors, and persons who own more than 10% of our common stock, to file with the SEC initial reports of ownership and reports of changes in beneficial ownership of common stock and other equity securities of the Company.

To the Company's knowledge, based solely upon a review of the copies of Section 16(a) forms filed with the SEC and written representations from certain reporting persons that no Forms 5 were required, the Company believes that during the fiscal year ended March 31, 2002, all filing requirements pursuant to Section 16(a) of the Exchange Act applicable to the Company's Executive Officers, Directors and greater than 10% beneficial owners were complied with, with the following exceptions: Mr. Kotick failed to file two Forms 4 on a timely basis with respect to one and three transactions, respectively; each of Messrs. Kelly and Chardavoyne failed to file one Form 4 on a timely basis with respect to three transactions; Mr. Mayer failed to file two Forms 4 on a timely basis with respect to one transaction each; Mr. Hammett failed to file on a timely basis two Forms 4 with respect to one transaction each and one Form 4 with respect to two transactions; each of Ms. Vrabeck and Mr. Rowe failed to file one Form 4 on a timely basis with respect to one transaction; and Mr. Goldberg failed to file one Form 4 on a timely basis with respect to two transactions.

STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

Pursuant to Rule 14a-8 under the Exchange Act, Stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the 2003 Annual Meeting of Stockholders by submitting their proposals to the Company in a timely manner. In order to be so included for the next Annual Meeting, stockholder proposals must be received by the Company no later than April 24, 2003 and must otherwise comply with the requirements of Rule 14a-8.

In addition, the Company's By-laws have an advance notice procedure with regard to nominations for the election of directors and business proposals to be brought before an annual meeting of Stockholders by any stockholder. In general, any stockholder may nominate one or more persons for election as directors or propose business to be brought before an annual meeting, or both, only if such stockholder has given timely notice in proper written form of such nomination or nominations or business proposal, setting forth certain specified information relating to such stockholder and his or her nominations or business proposal. To be timely, notice must be received by the Company's Secretary at least 60 (but not more than 90) days before the Annual Meeting of Stockholders to be held in 2003; provided, however, that in the event less than 70 days' notice or prior public disclosure of the date of the 2003 Annual Meeting is given or made to Stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the 2003 Annual Meeting was mailed or such public disclosure was made, whichever occurs first. We preliminarily plan to hold our 2003 Annual Meeting of Stockholders on or about September 2003.

FINANCIAL AND OTHER INFORMATION

The Company's Annual Report for the fiscal year ended March 31, 2002, including financial statements, accompanies this Proxy Statement. The Annual Report is not a part of the proxy solicitation materials.

OTHER MATTERS

The Board knows of no matters other than those described in this Proxy Statement which are likely to come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy card intend to vote the proxies received by them in accordance with their best judgment with respect to all such matters.

STOCKHOLDERS ARE URGED TO FORWARD THEIR PROXY CARDS WITHOUT DELAY.
A PROMPT RESPONSE WILL BE GREATLY APPRECIATED.

                        By Order of the Board of Directors,

                        George L. Rose
                         Secretary

Appendix I

As Adopted by the
Board of Directors
On July 22, 2002

ACTIVISION, INC.

2002 EXECUTIVE INCENTIVE PLAN

ACTIVISION, INC., a corporation formed under the laws of the State of Delaware (the "Company"), hereby establishes and adopts the following 2002 Executive Incentive Plan (the "Plan").

RECITALS

WHEREAS, the Company desires to encourage high levels of performance by those individuals who are key to the success of the Company, to attract new individuals who are highly motivated and who will contribute to the success of the Company and to encourage such individuals to remain as directors, officers and/or employees of the Company and its subsidiaries by increasing their proprietary interest in the Company's growth and success.

WHEREAS, to attain these ends, the Company has formulated the Plan embodied herein to authorize the granting of incentive awards through grants of share options ("Options"), grants of share appreciation rights, grants of Share Purchase Awards (hereafter defined), grants of Restricted Share Awards (hereafter defined), grants of Performance-Based Awards (hereafter defined), or any other award made under the Plan to those persons (each such person, a "Participant") whose judgment, initiative and efforts are or have been or will be responsible for the success of the Company.

NOW, THEREFORE, the Company hereby constitutes, establishes and adopts the following Plan and agrees to the following provisions:

ARTICLE 1.

PURPOSE OF THE PLAN

1.1.    Purpose.    The purpose of the Plan is to assist the Company and its subsidiaries in attracting and retaining selected individuals to serve as directors, officers, consultants, advisors and other key employees of the Company and its subsidiaries who will contribute to the Company's success and to achieve long-term objectives which will inure to the benefit of all shareholders of the Company through the additional incentive inherent in the ownership or increased ownership of the Company's shares of common stock, par value $.000001 per share ("Shares"). Options granted under the Plan will be either "incentive share options," intended to qualify as such under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), or "nonqualified share options." For purposes of the Plan, the term "subsidiary" shall mean "subsidiary corporation," as such term is defined in Section 424(f) of the Code, and "affiliate" shall have the meaning set forth in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For purposes of the Plan, the term "Award" shall mean a grant of an Option, a grant of a share appreciation right, a grant of a Share Purchase Award, a grant of a Restricted Share Award, or any other award made under the terms of the Plan.

ARTICLE 2.

SHARES SUBJECT TO AWARDS

2.1.    Number of Shares.    Subject to the adjustment provisions of Section 10.9 hereof, the aggregate number of Shares which may be issued under Awards under the Plan, whether pursuant to Options, share appreciation rights, Share Purchase Awards, Restricted Share Awards or Performance-Based Awards shall not exceed 2,500,000. No Options to purchase fractional Shares shall be granted or issued under the Plan. For purposes of this Section 2.1, Shares that shall be counted toward such limitation shall include all Shares:

  (1)
  issued or issuable pursuant to Options that have been or may be exercised;

  (2)
  issued or issuable pursuant to Share Purchase Awards;

  (3)
  issued as, or subject to issuance as a Restricted Share Award; and

  (4)
  issued or issuable under any other Award granted under the terms of the Plan.

2.2.    Shares Subject to Terminated Awards.    Shares covered by any unexercised portions of terminated Options granted under Articles 4 and 6, Shares forfeited as provided in Section 8.2(a) and Shares subject to any Awards which are otherwise surrendered by the Participant without receiving any payment or other benefit with respect thereto may again be subject to new Awards under the Plan, other than grants of Options intended to qualify as incentive share options. In the event the purchase price of an Option is paid in whole or in part through the delivery of Shares, the number of Shares issuable in connection with the exercise of the Option shall not again be available for the grant of Awards under the Plan. Shares subject to Options, or portions thereof, which have been surrendered in connection with the exercise of share appreciation rights shall not again be available for the grant of Awards under the Plan.

2.3.    Character of Shares.    Shares delivered under the Plan may be authorized and unissued Shares or Shares acquired by the Company, or both.

2.4.    Limitations on Grants to Individual Participant.    Subject to adjustments pursuant to the provisions of Section 10.9 hereof, the maximum number of Shares with respect to which Options or share appreciation rights may be granted hereunder to any employee during any fiscal year of the Company shall be 750,000 Shares (the "Limitation"). If an Option is cancelled, the cancelled Option shall continue to be counted toward the Limitation for the year granted. An Option (or a share appreciation right) that is repriced during any fiscal year is treated as the cancellation of the Option (or share appreciation right) and a grant of a new Option (or share appreciation right) for purposes of the Limitation for that fiscal year.

ARTICLE 3.

ELIGIBILITY AND ADMINISTRATION

3.1.    Awards to Employees, Directors and Others.    (a) Participants who receive (i) Options under Articles 4 and 6 hereof or share appreciation rights under Article 5 ("Optionees"), and (ii) Share Purchase Awards under Article 7, Restricted Share Awards under Article 8, Deferred Share Awards (as defined herein) under Article 9, Performance-Based Awards under Article 11, or any other Award granted under the Plan shall consist of such officers, key employees, consultants, advisors and Directors (as defined in Section 3.2 below) of the Company or any of its subsidiaries or affiliates as the Committee (as defined in Section 3.2 below) shall select from time to time. The Committee's designation of an Optionee or Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year. The designation of an Optionee or Participant to receive Awards or grants under one portion of the Plan shall not require the Committee to include such Optionee or Participant under other portions of the Plan.

(b)    No Option that is intended to qualify as an "incentive share option" may be granted (x) to any individual that is not an employee of the Company or any subsidiary thereof, or (y) to any employee who, at the time of such grant, owns, directly or indirectly (within the meaning of Sections 422(b)(6) and 424(d) of the Code), shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or any of its subsidiaries or affiliates, unless at the time of such grant, (i) the option price is fixed at not less than 110% of the Fair Market Value (as defined in Section 10.2 below) of the Shares subject to such Option, determined on the date of the grant, and (ii) the exercise of such Option is prohibited by its terms after the expiration of five years from the date such Option is granted.

3.2.    Administration.    (a) The Plan shall be administered by a committee (the "Committee") consisting of not fewer than two Directors of the Company (the directors of the Company being hereinafter referred to as the "Directors"), as designated by the Directors. The Directors may remove from, add members to, or fill vacancies in the Committee. Unless otherwise determined by the Directors, each member of the Committee will be a "non-employee director" within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act and an "outside director" within the meaning of Section 162(m)(4)(C)(i) of the Code and the regulations thereunder.

Notwithstanding any other provision of this Plan, any Award to a member of the Committee must be approved by the Board of Directors of the Company (excluding Directors who are also members of the Committee) to be effective.

(b)    The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it may deem appropriate for the conduct of meetings and proper administration of the Plan. All actions of the Committee shall be taken by majority vote of its members.

(c)    Subject to the provisions of the Plan, the Committee shall have authority, in its sole discretion, to grant Awards under the Plan, to interpret the provisions of the Plan and, subject to the requirements of applicable law, including Rule 16b-3 of the Exchange Act, to prescribe, amend, and rescind rules and regulations relating to the Plan or any Award thereunder as it may deem necessary or advisable. The Committee shall have no authority to reduce the exercise price of any options or share appreciation rights granted under the Plan (except in connection with adjustments pursuant to Section 10.9 below). All decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company, its shareholders, Directors and employees, and other Plan participants.

ARTICLE 4.

OPTIONS

4.1.    Grant of Options.    The Committee shall determine, within the limitations of the Plan, those key officers, employees, consultants, advisors and Directors of the Company and its subsidiaries and affiliates to whom Options are to be granted under the Plan, the number of Shares that may be purchased under each such Option and the option price, and shall designate such Options at the time of the grant as either "incentive share options" or

"nonqualified share options"; provided, however, that Options granted to employees of an affiliate (that is not also a subsidiary) or to non-employees of the Company may only be "nonqualified share options."

4.2.    Share Option Agreements; etc.    All Options granted pursuant to Article 4 and Article 6 herein (a) shall be authorized by the Committee and (b) shall be evidenced in writing by share option agreements ("Share Option Agreements") in such form and containing such terms and conditions as the Committee shall determine that are not inconsistent with the provisions of the Plan, and, with respect to any Share Option Agreement granting Options that are intended to qualify as "incentive share options," are not inconsistent with Section 422 of the Code. Granting of an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article 4 and Article 6 herein may hold more than one Option granted pursuant to such Articles at the same time and may hold both "incentive share options" and "nonqualified share options" at the same time. To the extent that any Option does not qualify as an "incentive share option" (whether because of its provisions, the time or manner of its exercise or otherwise) such Option or the portion thereof which does not so qualify shall constitute a separate "nonqualified share option."

4.3.    Option Price.    Subject to Section 3.1(b), the option exercise price per each Share purchasable under any "incentive share option" granted pursuant to this Article 4, any "nonqualified share option" granted pursuant to Article 6, and Options intended to be performance-based under Section 162(m) of the Code shall not be less than 100% of the Fair Market Value of such Share on the date of the grant of such Option. The option exercise price per share of each Share purchasable under any "nonqualified share option" that is not intended to be performance-based under Section 162(m) of the Code and is granted pursuant to this Article 4 shall be determined by the Committee at the time of the grant of such Option, but shall not be less than 85% of the Fair Market Value of such Share on the date of the grant of such Option.

4.4.    Other Provisions.    Options granted pursuant to this Article 4 shall be made in accordance with the terms and provisions of Article 10 hereof and any other applicable terms and provisions of the Plan.

ARTICLE 5.

SHARE APPRECIATION RIGHTS

5.1.    Grant and Exercise.    Share appreciation rights may be granted in conjunction with all or part of any Option granted under the Plan, as follows: (i) in the case of a nonqualified share option, such rights may be granted either at the time of the grant of such option or at any subsequent time during the term of the option; and (ii) in the case of an incentive share option, such rights may be granted only at the time of the grant of such option. A "share appreciation right" is a right to receive cash or whole Shares, as provided in this Article 5, in lieu of the purchase of a Share under a related Option. A share appreciation right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option, and a share appreciation right granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until, and then only to the extent that, the exercise or termination of the related Option exceeds the number of Shares not covered by the share appreciation right. A share appreciation right may be exercised by the holder thereof (the "Holder"), in accordance with Section 5.2 of this Article 5, by giving written notice thereof to the Company and surrendering the applicable portion of the related Option. Upon giving such notice and surrender, the Holder shall be entitled to receive an amount determined in the manner prescribed in Section 5.2 of this Article 5. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related share appreciation rights have been exercised.

5.2.    Terms and Conditions.    Share appreciation rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

  (a)    Share appreciation rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of the Plan.

  (b)    Upon the exercise of a share appreciation right, a Holder shall be entitled to receive up to, but no more than, an amount in cash or whole Shares as determined by the Committee in its sole discretion equal to the excess of the then Fair Market Value of one Share over the option exercise price per Share specified in the related Option multiplied by the number of Shares in respect of which the share appreciation right shall have been exercised. The Holder shall specify in his written notice of exercise, whether payment shall be made in cash or in whole Shares. Each share appreciation right may be exercised only at the time and so long as a related Option, if any, would be exercisable or as otherwise permitted by applicable law.

  (c)    Upon the exercise of a share appreciation right, the Option or part thereof to which such share appreciation right is related shall be deemed to have been exercised for the purpose of the limitation of the number of Shares to be issued under the Plan, as set forth in Section 2.1 of the Plan.

  (d)    With respect to share appreciation rights granted in connection with an Option that is intended to be an "incentive share option," the following shall apply:

    (i)  No share appreciation right shall be transferable by a Holder otherwise than by will or by the laws of descent and distribution, and share appreciation rights shall be exercisable, during the Holder's lifetime, only by the Holder.

    (ii)  Share appreciation rights granted in connection with an Option may be exercised only when the Fair Market Value of the Shares subject to the Option exceeds the option exercise price at which Shares can be acquired pursuant to the Option.

ARTICLE 6.

RELOAD OPTIONS

6.1.    Authorization of Reload Options.    Concurrently with the award of any Option (such Option hereinafter referred to as the "Underlying Option") to any Participant in the Plan, the Committee may grant one or more reload options (each, a "Reload Option") to such Participant to purchase for cash or Shares (held for at least six months or such other period to avoid accounting charges against the Company's earnings) a number of Shares as specified below. A Reload Option shall be exercisable for an amount of Shares equal to (i) the number of Shares delivered by the Optionee to the Company to exercise the Underlying Option, and (ii) to the extent authorized by the Committee, the number of Shares used to satisfy any tax withholding requirement incident to the exercise of the Underlying Option, subject to the availability of Shares under the Plan at the time of such exercise. Any Reload Option may provide for the grant, when exercised, of subsequent Reload Options to the extent and upon such terms and conditions consistent with this Article 6, as the Committee in its sole discretion shall specify at or after the time of grant of such Reload Option. Except as otherwise determined by the Committee, a Reload Option will vest and become exercisable six months after the exercise of an Underlying Option or Reload Option by the Participant delivering to the Company Shares owned by the Optionee for at least six months (or such other period to avoid accounting charges against the Company's earnings) in payment of the exercise price and/or tax withholding obligations. Notwithstanding the fact that the Underlying Option may be an "incentive share option," a Reload Option is not intended to qualify as an "incentive share option" under Section 422 of the Code.

6.2.    Reload Option Amendment.    Each Share Option Agreement shall state whether the Committee has authorized Reload Options with respect to the Underlying Option. Upon the exercise of an Underlying Option or other Reload Option, the Reload Option will be evidenced by an amendment to the underlying Share Option Agreement.

6.3.    Reload Option Price.    The option exercise price per Share payable upon the exercise of a Reload Option shall be the Fair Market Value of a Share on the date the corresponding Underlying Option is exercised.

6.4.    Term and Exercise.    Except as otherwise determined by the Committee, each Reload Option vests and is fully exercisable six months after its grant (i.e., six months after the corresponding Underlying Option is exercised). The term of each Reload Option shall be equal to the remaining option term of the Underlying Option.

6.5.    Termination of Employment.    No additional Reload Options shall be granted to Optionees when Options and/or Reload Options are exercised pursuant to the terms of this Plan following termination of the Optionee's employment unless the Committee, in its sole discretion, shall determine otherwise.

6.6.    Applicability of Other Sections.    Except as otherwise provided in this Article 6, the provisions of Article 9 applicable to Options shall apply equally to Reload Options.

ARTICLE 7.

SHARE PURCHASE AWARDS

7.1.    Grant of Share Purchase Award.    The term "Share Purchase Award" means the right to purchase Shares of the Company and to pay for such Shares through a loan made by the Company to the Participant (a "Purchase Loan") as set forth in this Article 7.

7.2.    Terms of Purchase Loans.    (a) Purchase Loan. Each Purchase Loan shall be evidenced by a promissory note. The term of the Purchase Loan shall be for a period of years, as determined by the Committee, and the proceeds of the Purchase Loan shall be used exclusively by the Participant for purchase of Shares from the Company at a purchase price equal to the Fair Market Value on the date of the Share Purchase Award.

(b)    Interest on Purchase Loan.    A Purchase Loan shall be non-interest bearing or shall bear interest at whatever rate the Committee shall determine (but not in excess of the maximum rate permissible under applicable law), payable in a manner and at such times as the Committee shall determine. Those terms and provisions as the Committee shall determine shall be incorporated into the promissory note evidencing the Purchase Loan.

(c)    Forgiveness of Purchase Loan.    Subject to Section 7.4 hereof, the Company may forgive the repayment of up to 100% of the principal amount of the Purchase Loan, subject to such terms and conditions as the Committee shall determine and set forth in the promissory note evidencing the Purchase Loan. A Participant's Purchase Loan can be prepaid at any time, and from time to time, without penalty.

7.3.    Security for Loans.    (a) Stock Power and Pledge.    Purchase Loans granted to Participants shall be secured by a pledge of the Shares acquired pursuant to the Share Purchase Award. Such pledge shall be evidenced by a pledge agreement (the "Pledge Agreement") containing such terms and conditions as the Committee shall determine. Purchase Loans shall be recourse or non-recourse with respect to a Participant, as determined from time to time by the Committee. The share certificates for the Shares purchased by a Participant pursuant to a Share Purchase Award shall be issued in the Participant's name, but shall be held by the Company as security for repayment of the Participant's Purchase Loan together with a stock power executed in blank by the Participant (the execution and delivery of which by the Participant shall be a condition to the issuance of the Share Purchase Award). Unless otherwise determined by the Committee, the Participant shall be entitled to exercise all rights applicable to such Shares, including, but not limited to, the right to vote such Shares and the right to receive dividends and other distributions made with respect to such Shares. When the Purchase Loan and any accrued but unpaid interest thereon has been repaid or otherwise satisfied in full, the Company shall deliver to the Participant the share certificates for the Shares purchased by a Participant under the Share Purchase Award.

(b)    Release and Delivery of Share Certificates During the Term of the Purchase Loan.    The Company shall release and deliver to each Participant certificates for Shares purchased by a Participant pursuant to a Share Purchase Award, in such amounts and on such terms and conditions as the Committee shall determine, which shall be set forth in the Pledge Agreement.

(c)    Release and Delivery of Share Certificates Upon Repayment of the Purchase Loan.    The Company shall release and deliver to each Participant certificates for the Shares purchased by the Participant under the Share Purchase Award and then held by the Company, provided the Participant has paid or otherwise satisfied in full the balance of the Purchase Loan and any accrued but unpaid interest thereon. In the event the balance of the Purchase Loan is not repaid, forgiven or otherwise satisfied within 90 days after (i) the date repayment of the Purchase Loan is due (whether in accordance with its term, by reason of acceleration or otherwise), or (ii) such longer time as the Committee, in its discretion, shall provide for repayment or satisfaction, the Company shall retain those Shares then held by the Company in accordance with the Pledge Agreement.

(d)    Recourse Purchase Loans.    Notwithstanding Sections 7.3(a), (b) and (c) above, in the case of a recourse Purchase Loan, the Committee may make a Purchase Loan on such terms as it determines, including without limitation, not requiring a pledge of the acquired Shares.

7.4.    Termination of Employment.    (a) Termination of Employment by Death, Disability or by the Company Without Cause; Change of Control.    In the event of a Participant's termination of employment or separation from service by reason of death, "disability" or by the Company without "cause," or in the event of a "change of control," the Committee shall have the right (but shall not be required) to forgive the remaining unpaid amount (principal and interest) of the Purchase Loan in whole or in part as of the date of such occurrence. "Change of Control," "disability" and "cause" shall have the respective meanings as set forth in the promissory note evidencing the Purchase Loan.

(b)    Other Termination of Employment.    Subject to Section 7.4(a) above, in the event of a Participant's termination of employment or separation from service for any reason, the Participant shall repay to the Company the entire balance of the Purchase Loan and any accrued but unpaid interest thereon, which amounts shall become immediately due and payable, unless otherwise determined by the Committee.

7.5.    Restrictions on Transfer.    No Share Purchase Award or Shares purchased through such an Award and pledged to the Company as collateral security for the Participant's Purchase Loan (and accrued and unpaid interest thereon) may be otherwise pledged, sold, assigned or transferred (other than by will or by the laws of descent and distribution).

ARTICLE 8.

RESTRICTED SHARE AWARDS

8.1.    Restricted Share Awards.    (a) Grant. A grant of Shares made pursuant to this Article 8 is referred to as a "Restricted Share Award." The Committee may grant to any Participant an amount of Shares in such manner, and subject to such terms and conditions relating to vesting, forfeitability and restrictions on delivery and transfer (whether based on performance standards, periods of service or otherwise) as the Committee shall establish (such Shares, "Restricted Shares"). The terms of any Restricted Share Award granted under this Plan shall be set forth in a written agreement (a "Restricted Share Agreement") which shall contain provisions determined by the Committee and not inconsistent with this Plan. The provisions of Restricted Share Awards need not be the same for each Participant receiving such Awards.

(b)    Issuance of Restricted Shares.    As soon as practicable after the date of grant of a Restricted Share Award by the Committee, the Company shall cause to be transferred on the books of the Company, Shares registered in the name of the Company, as nominee for the Participant, evidencing the Restricted Shares covered by the Award; provided, however, such Shares shall be subject to forfeiture to the Company retroactive to the date of grant, if a Restricted Share Agreement delivered to the Participant by the Company with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All Restricted Shares covered by Awards under this Article 8 shall be subject to the restrictions, terms and conditions contained in the Plan and the Restricted Share Agreement entered into by and between the Company and the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates representing such Restricted Shares shall be held in custody by the Company or its designee.

(c)    Shareholder Rights.    Beginning on the date of grant of the Restricted Share Award and subject to execution of the Restricted Share Agreement as provided in Sections 8.1(a) and (b), the Participant shall become a shareholder of the Company with respect to all Shares subject to the Restricted Share Agreement and shall have all of the rights of a shareholder, including, but not limited to, the right to vote such Shares and the right to receive distributions made with respect to such Shares; provided, however, that any Shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Shares and shall be represented by book entry and held as prescribed in Section 8.1(b).

(d)    Restriction on Transferability.    None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution), pledged or sold prior to lapse or release of the restrictions applicable thereto.

(e)    Delivery of Shares Upon Release of Restrictions.    Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of Section 12.1, the Company shall deliver to the Participant or, in case of the Participant's death, to the Participant's beneficiary, one or more stock certificates for the appropriate number of Shares, free of all such restrictions, except for any restrictions that may be imposed by law.

8.2.    Terms of Restricted Shares.    (a) Forfeiture of Restricted Shares.    Subject to Section 8.2(b), all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company as an employee until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Restricted Share Agreement. The Committee in its sole discretion, shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award and the Committee has the discretion to modify the terms and conditions of a Restricted Share award as long as the rights of the Participant are not impaired.

(b)    Waiver of Forfeiture Period.    Notwithstanding anything contained in this Article 8 to the contrary, the Committee may, in its sole discretion and subject to the limitations imposed under Section 162(m) of the Code and the Treasury Regulations thereunder in the case of a Restricted Share Award intended to comply with the performance-based exception under Code Section 162(m), waive the forfeiture period and any other conditions set forth in any Restricted Share Agreement under appropriate circumstances (including the death, disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Committee shall deem appropriate.

ARTICLE 9.

DEFERRED SHARE AWARDS

9.1.    Shares and Administration.    Awards of the right to receive Shares that are not to be distributed to the Participant until after a specified deferral period (such Award and the deferred Shares delivered thereunder hereinafter as the context shall require, the "Deferred Shares") may be made either alone or in addition to share Options, share appreciation rights, or Restricted Share Awards, or Other Share-based Awards (hereafter defined) granted under the Plan. The Committee shall determine the Directors, officers, employees, consultants and advisors of the Company and its subsidiaries to whom and the time or times at which Deferred Shares shall be awarded, the number of Deferred Shares to be awarded to any Participant, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Shares will be deferred, and the terms and conditions of the award in addition to those contained in Section 9.2. In its sole discretion, the Committee may provide for a minimum payment at the end of the applicable Deferral Period based on a stated percentage of the Fair Market Value on the date of grant of the number of Shares covered by a Deferred Share award. The Committee may also provide for the grant of Deferred Shares upon the completion of a specified performance period. The provisions of Deferred Share awards need not be the same with respect to each recipient.

9.2.    Terms and Conditions.    Deferred Share awards made pursuant to this Article 9 shall be subject to the following terms and conditions:

  (a)    Subject to the provisions of the Plan, the Shares to be issued pursuant to a Deferred Share award may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period or Elective Deferral Period (defined below), where applicable, and may be subject to a risk of forfeiture during all or such portion of the Deferral Period as shall be specified by the Committee. At the expiration of the Deferral Period and Elective Deferral Period, share certificates shall be delivered to the Participant, or the Participant's legal representative, in a number equal to the number of shares covered by the Deferred Share award.

  (b)    Amounts equal to any dividends declared during the Deferral Period with respect to the number of Shares covered by a Deferred Share award will be paid to the Participant currently, or deferred and deemed to be reinvested in additional deferred Shares or otherwise reinvested, as determined at the time of the Award by the Committee, in its sole discretion.

  (c)    Subject to the provisions of paragraph 9.2(d) of this Article 9, upon termination of employment for any reason during the Deferral Period for a given Award, the Deferred Shares in question shall be forfeited by the Participant.

  (d)    In the event of the Participant's death or permanent disability during the Deferral Period (or Elective Deferral Period, where applicable), or in cases of special circumstances, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all of the remaining deferral limitations imposed hereunder with respect to any or all of the Participant's Deferred Shares.

  (e)    Prior to completion of the Deferral Period, a Participant may elect to further defer receipt of the Award for a specified period or until a specified event (the "Elective Deferral Period"), subject in each case to the approval of the Committee and under such terms as are determined by the Committee, all in its sole discretion.

  (f)    Each Award shall be confirmed by a Deferred Share agreement or other instrument executed by the Company and the Participant.

ARTICLE 10.

GENERALLY APPLICABLE PROVISIONS

10.1.    Option Period.    Subject to Section 3.1(b), the period for which an Option is exercisable shall be set by the Committee and shall not exceed ten years from the date such Option is granted, provided, however, in the case of an Option that is not intended to be an "incentive share option," the Committee may prescribe a period in excess of ten years. After the Option is granted, the option period may not be reduced, subject to expiration due to termination of employment or otherwise.

10.2.    Fair Market Value.    The "Fair Market Value" of a Share shall be determined in good faith by the Committee in its sole discretion from time to time. In no case shall Fair Market Value be less than the par value of a Share. An Option shall be considered granted on the date the Committee acts to grant the Option or such later date as the Committee shall specify.

10.3.    Exercise of Options.    Vested Options granted under the Plan shall be exercised by the Optionee or by a Permitted Assignee thereof (or by his or her executors, administrators, guardian or legal representative, as provided in Sections 10.6 and 10.7 hereof) as to all or part of the Shares covered thereby, by the giving of written notice of exercise to the Company, specifying the number of Shares to be purchased, accompanied by payment of the full purchase price for the Shares being purchased. Full payment of such purchase price shall be made at the time of exercise and shall be made (i) in cash or by certified check or bank check or wire transfer of immediately available funds, (ii) with the consent of the Committee, by delivery of a promissory note in favor of the Company upon such terms and conditions as determined by the Committee, (iii) with the consent of Committee, by tendering previously acquired Shares (valued at its Fair Market Value, as determined by the Committee as of the date of tender) that have been owned for a period of at least six months (or such other period to avoid accounting charges against the Company's earnings), (iv) if Shares are traded on a national securities exchange, the Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the National Association of Securities

Dealers, Inc. and the Committee authorizes this method of exercise, through the delivery of irrevocable instructions to a broker approved by the Committee to deliver promptly to the Company an amount equal to the purchase price, or (v) with the consent of the Committee, any combination of (i), (ii), (iii) and (iv). In connection with a tender of previously acquired Shares pursuant to clause (iii) above, the Committee, in its sole discretion, may permit the Optionee to constructively exchange Shares already owned by the Optionee in lieu of actually tendering such Shares to the Company, provided that adequate documentation concerning the ownership of the Shares to be constructively tendered is furnished in form satisfactory to the Committee. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. The Company shall, subject to Section 10.4 herein, effect the transfer of Shares purchased pursuant to an Option as soon as practicable, and, within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. No person exercising an Option shall have any of the rights of a holder of Shares subject to an Option until certificates for such Shares shall have been issued following the exercise of such Option. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

10.4.    Transferability.    No Option that is intended to qualify as an "incentive stock option" under Section 422 of the Code shall be assignable or transferable by the Optionee, other than by will or the laws of descent and distribution, and such Option may be exercised during the life of the Optionee only by the Optionee or his guardian or legal representative. "Non-qualified share options" and any share appreciation rights granted in tandem therewith are transferable (together and not separately) with the consent of the Committee by the Optionee or Holder, as the case may be, to any one or more of the following persons (each, a "Permitted Assignee"): (i) the spouse, parent, issue, spouse of issue, or issue of spouse ("issue" shall include all descendants whether natural or adopted) of such Optionee or Holder, as the case may be; (ii) a trust for the benefit of one or more of those persons described in clause (i) above or for the benefit of such Optionee or Holder, as the case may be; (iii) an entity in which the Optionee or Holder or any Permitted Assignee thereof is a beneficial owner; or (iv) in the case of a transfer by an Optionee who is a non-employee director, another non-employee director of the Company; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of this Plan and the Share Option Agreement relating to the transferred Option and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Optionee or Holder shall remain bound by the terms and conditions of this Plan. In the case of a transfer by a non-employee director to another non-employee director, the vesting and exercisability shall after such transfer be determined by reference to the service of the assignee, rather than the assignor. The Company shall cooperate with any Permitted Assignee and the Company's transfer agent in effectuating any transfer permitted under this Section 10.4.

10.5.    Termination of Employment.    Unless the Committee determines otherwise, in the event of the termination of employment of an Optionee or the termination or separation from service of an advisor, consultant or a Director (who is an Optionee) for any reason (other than death or disability as provided below), any Option(s) held by such Optionee (or Permitted Assignee) under this Plan and not previously exercised or expired shall be deemed cancelled and terminated on the day of such termination or separation, provided, however, that in no instance may the term of the Option, if extended by the Committee, exceed the maximum term established pursuant to Section 3.1(b)(ii) or 10.1 above.

10.6.    Death.    In the event an Optionee dies while employed by the Company or any of its subsidiaries or affiliates or during his term as a Director, advisor or consultant of the Company or any of its subsidiaries or affiliates, as the case may be, any Option(s) held by such Optionee (or his Permitted Assignee) and not previously expired or exercised shall, to the extent exercisable on the date of death, be exercisable by the estate of such Optionee or by any person who acquired such Option by bequest or inheritance, or by the Permitted Assignee at any time within one year after the death of the Optionee, unless earlier terminated pursuant to its terms, provided, however, that if the term of such Option would expire by its terms within six months after the Optionee's death, the term of such Option shall be extended until six months after the Optionee's death, provided further, however, that in no instance may the term of the Option, as so extended, exceed the maximum term established pursuant to Section 3.1(b)(ii) or 10.1 above.

10.7.    Disability.    In the event of the termination of employment of an Optionee or the separation from service of a Director (who is an Optionee), advisor or consultant of the Company, due to total disability, the Optionee, or his guardian or legal representative, or a Permitted Assignee shall have the unqualified right to exercise any Option(s) that have not expired or been previously exercised and that the Optionee was eligible to exercise as of the first date of total disability (as determined by the Committee), at any time within one year after such termination or separation, unless earlier terminated pursuant to its terms, provided, however, that if the term of such Option would expire by its terms within six months after such termination or separation, the term of such Option shall be extended until six months after such termination or separation, provided further, however, that in no instance may the term of the Option, as so extended, exceed the maximum term established pursuant to Section 3.1(b)(ii) or 10.1 above. The term "total disability" shall, for purposes of this Plan, be defined in the same manner as such term is defined in Section 22(e)(3) of the Code.

10.8.    Amendment and Modification of the Plan.    The Committee may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for shareholder approval imposed by applicable law or any rule of any stock exchange or quotation system on which Shares are listed or quoted; provided that the Committee may not amend the Plan, without the approval of the Company's shareholders, to increase the number of Shares that may be the subject of Options under the Plan (except for adjustments pursuant to Section 10.9 hereof). In addition, no amendments to, or termination of, the Plan shall in any way impair the rights of an Optionee or a Participant (or a Permitted Assignee thereof) under any Award previously granted without such Optionee's or Participant's consent.

10.9.    Adjustments.    In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities, the issuance of warrants or other rights to purchase Shares or other securities, or other similar corporate transaction or event affects the Shares with respect to which Awards have been or may be issued under the Plan, such that an adjustment is determined in good faith by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as the Committee may deem equitable, adjust any or all of (i) the number and type of Shares that thereafter may be made the subject of Awards, (ii) the number and type of Shares subject to outstanding Awards and share appreciation rights, and (iii) the grant or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of any outstanding Award; provided, in each case, that with respect to "incentive stock options," no such adjustment shall be authorized to the extent that such adjustment would cause such options to violate Section 422(b) of the Code or any successor provision; and provided further, that the number of Shares subject to any Award denominated in Shares shall always be a whole number. In the event of any reorganization, merger, consolidation, split-up, spin-off, or other business combination involving the Company (collectively, a "Reorganization"), the Committee or the Board of Directors of the Company may cause any Award outstanding as of the effective date of the Reorganization to be cancelled in consideration of a cash payment or alternate Award (whether from the Company or another entity that is a party to the Reorganization) or a combination thereof made to the holder of such cancelled Award substantially equivalent in value to the fair market value of such cancelled Award. The determination of fair market value shall be made by the Committee or the Board of Directors, as the case may be, in their sole discretion.

10.10.    Change of Control.    The terms of any Award may provide in the Share Option Agreement, Restricted Share Agreement, Purchase Loan or other document evidencing the Award, that upon a "Change of Control" of the Company (as that term may be defined therein), (i) Options (and share appreciation rights) immediately vest and become fully exercisable, (ii) restrictions on Restricted Shares lapse and the shares become fully vested, (iii) Purchase Loans are forgiven in whole or in part, and (iv) such other additional benefits as the Committee deems appropriate shall apply, subject in each case to any terms and conditions contained in the applicable document evidencing such Award. For purposes of this Plan, a "Change of Control" shall mean an event described in the applicable document evidencing the Award or such other event as determined in the sole discretion of the Board of Directors of the Company. The Committee, in its discretion, may determine that, upon the occurrence of a Change of Control of the Company, each Option and share appreciation right outstanding hereunder shall terminate within a specified number of days after notice to the Participant or Holder, and such Participant or Holder shall receive, with respect to each Share subject to such Option or share appreciation right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change of Control over the exercise price per share of such Option or share appreciation right; such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

10.11.    Employment Violation.    Each Share Option Agreement evidencing an Option granted hereunder shall include and be subject to the following terms:

  (a)    The terms of this Section 10.11 shall apply to the Option if the Optionee is or shall become subject to an employment agreement with the Company.

  (b)    If the Optionee materially breaches his or her employment agreement (it being understood that any breach of the post-termination obligations contained therein shall be deemed to be material) for so long as the terms of such employment agreement shall apply to the Optionee (each an "Employment Violation"), the Company shall have the right to require (i) the termination and cancellation of the unexercised portion of the Option, if any, whether vested or unvested, and (ii) payment by the Optionee to the Company of the Recapture Amount (as defined below). Such termination of unexercised Options and payment of the Recapture Amount, as the case may be, shall be in addition to, and not in lieu of, any other right or remedy available to the Company arising out of or in connection with any such Employment Violation including, without limitation, the right to terminate Optionee's employment if not already terminated, seek injunctive relief and additional monetary damages.

  (c)    "Recapture Amount" shall mean the gross gain realized or unrealized by the Optionee upon each exercise of his Option during the period beginning on the date which is twelve (12) months prior to the date of the Optionee's Employment Violation and ending on the date of computation (the "Look-back Period"), which gain shall be calculated as the sum of:

    (i)  if the Optionee has exercised any portion of his Option during the Look-back Period and sold any of the Shares acquired on exercise thereafter, an amount equal to the product of (x) the sales price per Share sold minus the exercise price per Share times (y) the number of Shares as to which the Option was exercised and which were sold at such sales price; plus

    (ii)  if the Optionee has exercised any portion of his Option during the Look-back Period and not sold any of the Shares acquired on exercise thereafter, with respect to each of such Shares an amount equal to the product of (x) the greatest of the following: (1) the Fair Market Value per Share on the date of exercise, (2) the arithmetic average of the per Share closing sales prices as reported on NASDAQ for the thirty (30) trading day period ending on the trading day immediately preceding the date of the Company's written notice of its exercise of its rights under this clause (h), or (3) the arithmetic average of the per Share closing sales prices as reported on NASDAQ for the thirty (30) trading day period ending on the trading day immediately preceding the date of computation, minus the exercise price per Share times (y) the number of Shares as to which this Option was exercised and which were not sold;

  provided, however, in lieu of payment by the Optionee to the Company of the Recapture Amount determined pursuant to subclause (ii) above, the Optionee, in his or her discretion, may tender to the Company the Shares acquired upon exercise of this Option during the Look-back Period and the Optionee shall not be entitled to receive any consideration from the Company in exchange therefor.

With respect to any other Awards granted hereunder, the terms of any Restricted Share Agreement, share appreciation right, Share Purchase Award or any other document evidencing an Award under the Plan, may include comparable provisions to those set forth in this Section 10.11.

10.12.    Other Provisions.    (a) The Committee may require each Participant purchasing Shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that such Participant is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

(b)    All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such share-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other restrictions of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(c)    Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Awards granted under the Plan. If Awards are granted in substitution for other Awards, the Committee shall require the surrender of such other Awards in consideration for the grant of the new Awards. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

(d)    Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

(e)    A Participant shall have no right as a shareholder until he or she becomes the holder of record.

(f)    The Company will provide to its shareholders, at least annually, reports containing financial statements and management's discussion and analysis of financial conditions and results of operations.

10.13.    Terms of Option Grant.    Notwithstanding anything in Section 10.4, 10.5, 10.6, 10.7, 10.10 and 10.11 to the contrary, the Committee may grant an Option under such terms and conditions as may be provided in the Share Option Agreement given to the Optionee and the Committee has the discretion to modify the terms and conditions of an Option after grant as long as the rights of the Optionee are not impaired unless the Optionee otherwise consents, provided, however, that in no instance may the term of the Option, as so granted, exceed the maximum term established pursuant to Section 10.1 above, provided further that in no instance may the exercise price of the Option be reduced after the date of grant (except in connection with adjustments pursuant to Section 10.9 hereof).

ARTICLE 11.

PERFORMANCE-BASED AWARDS.

11.1.    General.    (a) Certain Awards granted under the Plan may be granted in a manner such that the Awards qualify as "performance-based compensation" (as such term is used in Section 162(m) of the Code and the regulations thereunder) and thus be exempt from the deduction limitation imposed by Section 162(m) of the Code ("Performance-Based Awards"). Awards shall only qualify as Performance-Based Awards if, among other things, at the time of grant the Committee is comprised solely of two or more "outside directors" (as such term is used in Section 162(m) of the Code and the regulations thereunder).

(b)    Performance-Based Awards may be granted to Participants at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number, amount and timing of awards granted to each Participant. Such Performance-Based Awards may take the form of, without limitation, cash, Shares or any combination thereof.

(c)    The Committee shall set performance goals at its discretion which, depending on the extent to which they are met, will determine the number and/or value of such Performance-Based Awards that will be paid out to the Participants, and may attach to such Performance-Based Awards one or more restrictions. The maximum amount of Performance-Based Awards (other than Options or share appreciation rights) to be awarded to any employee during any fiscal year shall be $1,000,000. The maximum amount of Options or share appreciation rights that may be awarded to any employee is Options or share appreciation rights covering up to 750,000 Shares.

11.2.    Options and Share Appreciation Rights.    Options and share appreciation rights granted under the Plan with an exercise price at or above the Fair Market Value of the Shares on the date of grant should qualify as Performance-Based Awards.

11.3.    Other Awards.    Either the granting or vesting of Performance-Based Awards (other than Options or share appreciation rights) granted under the Plan shall be subject to the achievement of a performance target or targets, as determined by the Committee in its sole discretion, based on one or more of the performance measures specified in Section 11.4 below. With respect to such Performance-Based Awards:

  (1)    the Committee shall establish in writing (x) the objective performance goals applicable to a given period and (y) the individual employees or class of employees to which such performance goals apply no later than 90 days after the commencement of such period (but in no event after 25 percent of such period has elapsed);

  (2)    no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any Participant for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied; and

  (3)    after the establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal.

11.4.    Performance Measures.    The Committee may use the following performance measures (either individually or in any combination) to set performance targets with respect to Awards intended to qualify as Performance-Based Awards: net sales; pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division, group or corporate financial goals; return on stockholders' equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the common stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs.

ARTICLE 12.

MISCELLANEOUS

12.1.    Tax Withholding.    The Company shall have the right to make all payments or distributions pursuant to the Plan to an Optionee or Participant (or a Permitted Assignee thereof) net of any applicable Federal, State and local taxes required to be paid as a result of the grant of any Award, exercise of an Option or share appreciation rights or any other event occurring pursuant to this Plan. The Company or any subsidiary or affiliate thereof shall have the right to withhold from wages or other amounts otherwise payable to such Optionee or Participant (or a Permitted Assignee thereof) such withholding taxes as may be required by law, or to otherwise require the Optionee or Participant (or a Permitted Assignee thereof) to pay such withholding taxes. If the Optionee or Participant (or a Permitted Assignee thereof) shall fail to make such tax payments as are required, the Company or its subsidiaries or affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Optionee or Participant or to take such other action as may be necessary to satisfy such withholding obligations. In satisfaction of the requirement to pay withholding taxes, the Optionee or Participant (or Permitted Assignee) may make a written election, which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares then issuable to the Optionee (or Permitted Assignee) pursuant to the Plan having an aggregate Fair Market Value equal to the withholding taxes.

12.2.    Right of Discharge Reserved.    Nothing in the Plan nor the grant of an Award hereunder shall confer upon any employee, Director or other individual the right to continue in the employment or service of the Company or any subsidiary or affiliate of the Company or affect any right that the Company or any subsidiary or affiliate of the Company may have to terminate the employment or service of (or to demote or to exclude from future Options under the Plan) any such employee, Director or other individual at any time for any reason. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit with respect to an Award in the event of termination of an employment or other relationship even if the termination is in violation of an obligation of the Company or any subsidiary or affiliate of the Company to the employee, Director, advisor or consultant.

12.3.    Nature of Payments.    All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any subsidiary or affiliate of the Company. Any income or gain realized pursuant to Awards under the Plan and any share appreciation rights constitutes a special incentive payment to the Optionee, Participant or Holder and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any subsidiary or affiliate of the Company except as may be determined by the Committee or by the Directors or directors of the applicable subsidiary or affiliate of the Company.

12.4.    Unfunded Status of the Plan.    The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or Optionee by the Company, nothing contained herein shall give any such Participant or Optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

12.5.    Severability.    If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part, such unlawfulness, invalidity or unenforceability shall not affect any other provision of the Plan or part thereof, each of which remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

12.6.    Gender and Number.    In order to shorten and to improve the understandability of the Plan document by eliminating the repeated usage of such phrases as "his or her" and any masculine terminology herein shall also include the feminine, and the definition of any term herein in the singular shall also include the plural except when otherwise indicated by the context.

12.7.    Governing Law.    The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed accordingly.

12.8.    Effective Date of Plan; Termination of Plan.    The Plan shall be effective on the date of the approval of the Plan by the Board of Directors. Notwithstanding the foregoing, no Option intended to qualify as an incentive share option shall be granted hereunder until the Plan shall be approved by the holders of a majority of the shares entitled to vote thereon, provided such approval is obtained within 12 months after the date of adoption of the Plan by the Board of Directors. Awards may be granted under the Plan at any time and from time to time prior to July 21, 2012, on which date the Plan will expire except as to Awards and related share appreciation rights then outstanding under the Plan. Such outstanding Awards and share appreciation rights shall remain in effect until they have been exercised or terminated, or have expired.

12.9.    Captions.    The captions in this Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

12.10.    Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify each Optionee and Participant as soon as practicable prior to the effective date of such proposed transaction. The Committee in its sole discretion may permit an Optionee to exercise an Option until ten days prior to such transaction with respect to all vested and exercisable Shares covered thereby and with respect to such number of unvested Shares as the Committee shall determine. In addition, the Committee may provide that any forfeiture provision or Company repurchase option applicable to any Restricted Share Award shall lapse as to such number of Shares as the Committee shall determine, contingent upon the occurrence of the proposed dissolution or liquidation at the time and in the manner contemplated. To the extent an Option has not been previously exercised, the Option shall terminate automatically immediately prior to the consummation of the proposed action. To the extent a forfeiture provision applicable to a Restricted Share Award has not been waived by the Committee, the related Restricted Share Award shall be forfeited automatically immediately prior to the consummation of the proposed action.

12.11.    Successors and Assigns.    This Plan shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the Company, Optionees and Participants.

STOCK OPTION AGREEMENT
(Non-Transferable)

Stock Option #

For                      Shares

Issued Pursuant to the
2002 Executive Incentive Plan of
ACTIVISION, INC.

THIS CERTIFIES that on                                          (the "Issuance Date")                                          (the "Holder") was granted an option (the "Option") to purchase at the option price of $                     per share, all or any part of                      fully paid and non-assessable shares ("Shares") of common stock, par value $.000001 per share, of ACTIVISION, INC., a Delaware corporation (the "Company"), upon and subject to the following terms and conditions:

a.    Terms of the Plan.    The Option is granted pursuant to, and is subject to the terms and conditions of, the Company's 2002 Executive Incentive Plan, as amended (the "Plan"), the terms, conditions and definitions of which are hereby incorporated herein as though set forth at length, and the receipt of a copy of which the Holder hereby acknowledges by his signature below. Capitalized terms used herein shall have the meanings set forth in the Plan, unless otherwise defined herein.

[The Company intends that this Option qualify as an "incentive" share option within the meaning of Section 422 of the Internal Revenue Code to the maximum extent permissible under the Internal Revenue Code. To the extent that the Option does not qualify as an incentive share option, the Option or the portion thereof which does not so qualify shall constitute a separate "nonqualified" share option.]

b.    Expiration.    This Option shall expire on [ten (10) years less one day from date of issuance], unless extended or earlier terminated in accordance herewith.

(c)    Exercise.    This Option may be exercised or surrendered during the Holder's lifetime only by the Holder or his/her guardian or legal representative. THIS OPTION SHALL NOT BE TRANSFERABLE BY THE HOLDER OTHERWISE THAN BY WILL OR BY THE LAWS OF DESCENT AND DISTRIBUTION, SUBJECT TO THE TERMS AND CONDITIONS OF THE PLAN.

This Option shall vest and be exercisable as follows:

Vesting Date	Shares Vested at Vesting Date	Cumulative Shares Vested at Vesting Date

[vesting schedule]

This Option shall be exercised by the Holder (or by her executors, administrators, guardian or legal representative) as to all or part of the Shares, by the giving of written notice of exercise to the Company, specifying the number of Shares to be purchased, accompanied by payment of the full purchase price for the Shares being purchased. Full payment of such purchase price shall be made at the time of exercise and shall be made (i) in cash or by certified check or bank check or wire transfer of immediately available funds, (ii) with the consent of the Company, by tendering previously acquired Shares (valued at its Fair Market Value (as defined in the Plan), as determined by the Company as of the date of tender), or (iii) with the consent of the Company, a combination of

(i) and (ii). Such notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Company may from time to time direct, and shall be in such form, containing such further provisions as the Company may from time to time prescribe. In no event may this Option be exercised for a fraction of a Share. The Company shall effect the transfer of Shares purchased pursuant to an Option as soon as practicable, and, within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. No person exercising this Option shall have any of the rights of a holder of Shares subject to this Option until certificates for such Shares shall have been issued following the exercise of such Option. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

(d)    Termination of Employment.    In the event of the termination of employment or separation from service of the Holder for any reason (other than death or disability as provided below), this Option, to the extent not previously exercised or expired, shall be deemed cancelled and terminated on the day of such termination or separation, unless the Company decides, in its sole discretion, to extend the term of this Option, subject to the terms of the Plan.

(e)    Death.    In the event the Holder dies while employed by the Company or any of its subsidiaries or affiliates, or during his term as a Director of the Company or any of its subsidiaries or affiliates, as the case may be, this Option, to the extent not previously expired or exercised, shall, to the extent exercisable on the date of death, be exercisable by the estate of the Holder or by any person who acquired this Option by bequest or inheritance, at any time within one year after the death of the Holder, provided, however, that if the term of such Option would expire by its terms within six months after the Optionee's death, the term of such Option shall be extended until six months after the Optionee's death, provided further, however, that in no instance may the term of the Option, as so extended, exceed the maximum term established pursuant to Sections 3.1(b)(ii) or 10.1 of the Plan.

(f)    Disability.    In the event of the termination of employment of the Holder or the separation from service of a Director who is a Holder due to total disability, the Holder, or her guardian or legal representative, shall have the unqualified right to exercise any portion of this Option which has not been previously exercised or expired and which the Holder was eligible to exercise as of the first date of total disability (as determined by the Company), at any time within one year after such termination or separation, provided, however, that if the term of such Option would expire by its terms within six months after such termination or separation, the term of such Option shall be extended until six months after such termination or separation, provided further, however, that in no instance may the term of the Option, as so extended, exceed the maximum term established pursuant to Section 3.1(b)(ii) or 10.1 of the Plan. The term "total disability" shall, for purposes of this Share Option Agreement, be defined in the same manner as such term is defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended.

(g)    Change of Control.    If the Holder is an active employee of the Company or any of its subsidiaries at the time there occurs a "Change of Control" of the Company (as defined below) and the Holder's employment is terminated by the Company or any of its subsidiaries other than for Cause (as defined below) within twelve (12) months following such Change of Control, or such longer period as the Committee may determine, the portion, if any, of this Option with respect to which the right to exercise has not yet accrued, shall immediately vest and be exercisable in full, effective upon such termination, for a period of 30 days thereafter, or such longer period as the Committee may determine. For purposes of this Option, a "Change of Control" of the Company shall be deemed to occur if:

  (i)    there shall have occurred a Change of Control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date hereof, whether or not the Company is then subject to such reporting requirement, provided, however, that there shall not be deemed to be a Change of Control of the Company if immediately prior to the occurrence of what would otherwise be a Change of Control of the Company (a) the Holder is the other party to the transaction (a "Control Event") that would otherwise result in a Change of Control of the Company or (b) the Holder is an executive officer, trustee, director or more than 5% equity holder of the other party to the Control Event or of any entity, directly or indirectly, controlling such other party;

  (ii)  the Company merges or consolidates with, or sells all or substantially all of its assets to, another company (each, a "Transaction"), provided, however, that a Transaction shall not be deemed to result in a Change of Control of the Company if (a) immediately prior thereto the circumstances in (i)(a) or (i)(b) above exist, or (b) (1) the shareholders of the Company, immediately before such Transaction own, directly or indirectly, immediately following such Transaction in excess of fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation or other entity resulting from such Transaction (the "Surviving Corporation") in substantially the same proportion as their ownership of the voting securities of the Company immediately before such Transaction and (2) the individuals who were members of the Company's Board of Directors immediately prior to the execution of the agreement providing for such Transaction constitute at least a majority of the members of the board of directors or the board of trustees, as the case may be, of the Surviving Corporation, or of a corporation or other entity beneficially directly or indirectly owning a majority of the outstanding voting securities of the Surviving Corporation; or

  (iii)  the Company acquires assets of another company or a subsidiary of the Company merges or consolidates with another company (each, an "Other Transaction") and (a) the shareholders of the Company, immediately before such Other Transaction own, directly or indirectly, immediately following such Other Transaction 50% or less of the combined voting power of the outstanding voting securities of the corporation or other entity resulting from such Other Transaction (the "Other Surviving Corporation") in substantially the same proportion as their ownership of the voting securities of the Company immediately before such Other Transaction or (b) the individuals who were members of the Company's Board of Directors immediately prior to the execution of the agreement providing for such Other Transaction constitute less than a majority of the members of the board of directors or the board of trustees, as the case may be, of the Other Surviving Corporation, or of a corporation or other entity beneficially directly or indirectly owning a majority of the outstanding voting securities of the Other Surviving Corporation, provided, however, that an Other Transaction shall not be deemed to result in a Change of Control of the Company if immediately prior thereto the circumstances in (i)(a) or (i)(b) above exist.

For purposes of this clause (g), "Cause" shall mean (unless a different definition is used in the Holder's written employment agreement with the Company, if any, in which case such different definition shall apply to the Holder) any of the following:

  (i)    material breach by the Holder of his or her employment agreement, if any, or material failure by the Holder to perform his or her duties (other than as a result of incapacity due to physical or mental illness) during his or her employment with the Company after written notice of such breach or failure and the Holder failed to cure such breach or failure to the Company's reasonable satisfaction within five (5) days after receiving such written notice;

  (ii)  material breach by the Holder of his or her Employee Proprietary Information Agreement or other similar arrangement entered into by the Holder in connection with his or her employment by the Company; or

  (iii)  any act of fraud, misappropriation, misuse, embezzlement or any other material act of dishonesty in respect of the Company or its funds, properties, assets or other employees.

(h)    Employment Violation.    In consideration of the granting and by acceptance of this Option, the Holder hereby agrees that the terms of this clause (h) shall apply to the Option. The Holder acknowledges and agrees that each exercise of this Option and each written notice of exercise delivered to the Company and executed by the Holder shall serve as a reaffirmation of and continuing agreement by the Holder to comply with the terms contained in this clause (h).

The Company and the Holder acknowledge and agree that if the Holder materially breaches his or her employment agreement (it being understood that any breach of the post-termination obligations contained therein shall be deemed to be material) for so long as the terms of such employment agreement shall apply to the Holder (each an "Employment Violation"), the Company shall have the right to require (i) the termination and cancellation of the unexercised portion of this Option, if any, whether vested or unvested, and (ii) payment by the Holder to the Company of the Recapture Amount (as defined below). The Company and the Holder further agree that such termination of unexercised Options and payment of the Recapture Amount, as the case may be, shall be in addition to, and not in lieu of, any other right or remedy available to the Company arising out of or in connection with any such Employment Violation including, without limitation, the right to terminate the Holder's employment if not already terminated, seek injunctive relief and additional monetary damages.

For purposes of this clause (h), the "Recapture Amount" shall mean the gross gain realized or unrealized by the Holder upon each exercise of this Option during the period beginning on the date which is twelve (12) months prior to the date of the Holder's Employment Violation and ending on the date of computation (the "Look-back Period"), which gain shall be calculated as the sum of:

  (i)    if the Holder has exercised any portion of this Option during the Look-back Period and sold any of the Shares acquired on exercise thereafter, an amount equal to the product of (x) the sales price per Share sold minus the exercise price per Share times (y) the number of Shares as to which this Option was exercised and which were sold at such sales price; plus

  (ii)  if the Holder has exercised any portion of this Option during the Look-back Period and not sold any of the Shares acquired on exercise thereafter, with respect to each of such Shares an amount equal to the product of (x) the greatest of the following: (1) the Fair Market Value per Share on the date of exercise, (2) the arithmetic average of the per Share closing sales prices as reported on NASDAQ for the thirty

  (30) trading day period ending on the trading day immediately preceding the date of the Company's written notice of its exercise of its rights under this clause (h), or (3) the arithmetic average of the per Share closing sales prices as reported on NASDAQ for the thirty (30) trading day period ending on the trading day immediately preceding the date of computation, minus the exercise price per Share times (y) the number of Shares as to which this Option was exercised and which were not sold;

provided, however, in lieu of payment by the Holder to the Company of the Recapture Amount determined pursuant to subclause (ii) above, the Holder, in his or her discretion, may tender to the Company the Shares acquired upon exercise of this Option during the Look-back Period and the Optionee shall not be entitled to receive any consideration from the Company in exchange therefor.

(i)    Adjustments.    In the event that the Company shall determine that any dividend or other distribution (whether in the form of cash, shares of common stock of the Company, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of common stock of the Company or other securities, the issuance of warrants or other rights to purchase shares of common stock of the Company, or other securities, or other similar corporate transaction or event affects the Shares, such that an adjustment is determined by the Company to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available to the Holder, then the Company shall, in such manner as the Company may deem equitable, adjust any or all of (i) the number and type of shares of common stock of the Company subject to this Option, and (ii) the grant or exercise price with respect to this Option, or, if deemed appropriate, make provision for a cash payment to the Holder.

(j)    Delivery of Share Certificates.    Within a reasonable time after the exercise of this Option, the Company shall cause to be delivered to the person entitled thereto a certificate for the Shares purchased pursuant to the exercise of this Option. If this Option shall have been exercised with respect to less than all of the Shares subject to this Option, the Company shall also cause to be delivered to the person entitled thereto a new Stock Option Agreement in replacement of this Stock Option Agreement if surrendered at the time of the exercise of this Option, indicating the number of Shares with respect to which this Option remains available for exercise, or the Company shall make a notation in its books and records to reflect the partial exercise of this Option.

(k)    Withholding.    In the event that the Holder elects to exercise this Option or any part thereof, and if the Company or any subsidiary or affiliate of the Company shall be required to withhold any amounts by reasons of any federal, state or local tax laws, rules or regulations in respect of the issuance of Shares to the Holder pursuant to this Option, the Company or such subsidiary or affiliate shall be entitled to deduct and withhold such amounts from any payments to be made to the Holder. In any event, the Holder shall make available to the Company or such subsidiary or affiliate, promptly when requested by the Company or such subsidiary or affiliate, sufficient funds to meet the requirements of such withholding; and the Company or such subsidiary or affiliate shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds available to the Company or such subsidiary or affiliate out of any funds or property due or to become due to the Holder.

(l)    Reservation of Shares.    The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of this Option such number of Shares as shall be required for issuance or delivery upon exercise hereof.

(m)    Rights of Holder.    Nothing contained herein shall be construed to confer upon the Holder any right to be continued in the employ of the Company and/or any subsidiary or affiliate of the Company or derogate from any right of the Company and/or any subsidiary or affiliate of the Company to retire, request the resignation of, or discharge the Holder at any time, with or without cause. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed herein and are not enforceable against the Company except to the extent set forth herein.

(n)    Exclusion from Pension Computations.    By acceptance of the grant of this Option, the Holder hereby agrees that any income realized upon the receipt or exercise hereof, or upon the disposition of the Shares received upon its exercise, is special incentive compensations and, to the extent permissible under applicable law, shall not be taken into account as "wages", "salary" or "compensation" in determining the amount of any payment under any pension, retirement, incentive, profit sharing, bonus or deferred compensation plan of the Company or any of its subsidiaries or affiliates.

(o)    Registration; Legend.    The Company may postpone the issuance and delivery of Shares upon any exercise of this Option until (a) the admission of such Shares to listing on any stock exchange or exchanges on which Shares of the Company of the same class are then listed and (b) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation as the Company shall determine to be necessary or advisable. The Holder shall make such representations and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company, in light of the then existence or non-existence with respect to such Shares of an effective Registration Statement under the Securities Act of 1933, as amended, to issue the Shares in compliance with the provisions of that or any comparable act.

The Company may cause the following or a similar legend to be set forth on each certificate representing Shares or any other security issued or issuable upon exercise of this Option unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

  THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS ESTABLISHED BY AN OPINION FROM COUNSEL TO THE COMPANY.

(p)    Amendment.    The Company may at any time or from time to time amend the terms of the Plan, and may, with the consent of the Holder, at any time or from time to time amend the terms and conditions of this Option, provided, however, that in no instance may the exercise price of this Option be reduced after the date of grant (except in connection with adjustments pursuant to Section 10.9 of the Plan).

(q)    Notices.    Any notice which either party hereto may be required or permitted to give to the other shall be in writing, and may be delivered personally or by mail, postage prepaid, or overnight courier, addressed as follows: if to the Company, at its office at 3100 Ocean Park Boulevard, Santa Monica, California 90405, Attn: General Counsel, or at such other address as the Company by notice to the Holder may designate in writing from time to time; and if to the Holder, at the address shown below her signature on this Stock Option Agreement, or at such other address as the Holder by notice to the Company may designate in writing from time to time. Notices shall be effective upon receipt.

(r)    Interpretation.    A determination of the Committee as to any questions which may arise with respect to the interpretation of the provisions of this Option and of the Plan shall be final and binding. The Committee may authorize and establish such rules, regulations and revisions thereof as it may deem advisable.

IN WITNESS WHEREOF, the parties have executed this Stock Option Agreement as of the date set forth above.

ACTIVISION, INC.
	By:	Name: Title:
Date:
Attest:
ACCEPTED:
Option Holder
Address
City State Zip Code
Social Security Number

Appendix II

ACTIVISION, INC.

EMPLOYEE STOCK PURCHASE PLAN

AS ADOPTED BY THE BOARD OF DIRECTORS
JULY 22, 2002

II-i

II-ii

ACTIVISION, INC.

EMPLOYEE STOCK PURCHASE PLAN

SECTION 1.

DEFINITIONS.

(a)    "Accumulation Period" means a six month period during which contributions may be made toward the purchase of Stock under the Plan, as determined pursuant to Section 4(b).

(b)    "Board" means the Board of Directors of the Company, as constituted from time to time.

(c)    "Code" means the Internal Revenue Code of 1986, as amended.

(d)    "Committee" means a committee of the Board, as described in Section 3.

(e)    "Company" means Activision, Inc., a Delaware corporation.

(f)    "Compensation" means all W-2 compensation, including, but not limited to base salary, wages, commissions, overtime, shift premiums and bonuses, plus draws against commissions; provided, however, that for purposes of determining a Participant's compensation herein, any election by such Participant to reduce his or her regular cash remuneration under Section 125 or 401(k) of the Code shall be treated as if the Participant did not make such election. The Committee shall determine whether a particular item is included in Compensation.

(g)    "Eligible Employee" means any employee of a Participating Company who meets each of the following requirements:

  (i)    His or her customary employment is for more than five months per calendar year and for more than 20 hours per week;

  (ii)  He or she has been an employee of a Participating Company for not less than 6 consecutive months on the first day of an Offering Period; and

  (iii)  He or she was employed by a Participating Company on the fifteenth (15th) day of the month before the beginning of such Offering Period.

The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if his or her participation in the Plan is prohibited by the law of any country which has jurisdiction over him or her or if he or she is subject to a collective bargaining agreement that does not provide for participation in the Plan.

(h)    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(i)    "Fair Market Value" means the market price of Stock, determined by the Committee as follows:

  (i)    If Stock was listed and traded on The Nasdaq National Market System on the date in question, then the Fair Market Value shall be equal to the price at which such Stock last traded on such date as reported by The Nasdaq National Market System;

  (ii)  If Stock was listed and traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the price at which such Stock last traded on such date as reported by such stock exchange; or

  (iii)  Notwithstanding the foregoing provisions, if the Committee determines that the last trading price does not adequately reflect Fair Market Value, Fair Market Value may be determined by the Committee in good faith on such basis as it deems appropriate. In making such determination, the Committee shall consider the financial conditions of the Company and its recent operating results, values of publicly-traded securities of other comparable institutions and the lack of liquidity of the Company's shares, and such other factors as the Committee in its sole discretion deems relevant.

Whenever possible, the determination of Fair Market Value by the Committee under clauses (i) and (ii), above, shall be based on the prices reported in the Wall Street Journal or as reported directly to the Company by Nasdaq or a stock exchange. Such determination shall be conclusive and binding on all persons (unless clause (iii) above is applicable).

(j)    "Offering Date" means the first day of each Offering Period.

(k)    "Option" means an Option described in Section 4(f).

(l)    "Offering Date FMV" means the Fair Market Value of the Stock on the Offering Date or, if such Offering Date is not a trading date, the last trading date prior to such Offering Date.

(m)  "Offering Period" means a 12 month period with respect to which the right to purchase Stock may be granted under the Plan, as determined pursuant to Section 4(a), provided, however, that the Committee shall have the power to change the duration of Offering Periods without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

(n)    "Participant" means an Eligible Employee who elects to participate in the Plan, as provided in Section 4(c).

(o)    "Participating Company" means (i) the Company and (ii) each present or future domestic Subsidiary designated by the Committee as a Participating Company.

(p)    "Plan" means this Activision, Inc., Employee Stock Purchase Plan, as it may be amended from time to time.

(q)    "Plan Account" means the account established for each Participant pursuant to Section 8(a).

(r)    "Purchase Date" means the last day of an Accumulation Period provided, however, that if the Stock is listed and traded on a stock exchange (including The Nasdaq National Market System) during an Accumulation Period and the last day of such Accumulation Period falls on a day which is not a trading date for such stock exchange, then the "Purchase Date" shall be the last trading date in such Accumulation Period.

(s)    "Purchase Date FMV" means the Fair Market Value of the Stock on the Purchase Date.

(t)    "Purchase Price" means the price at which Participants may purchase Stock under the Plan, as determined pursuant to Section 8(b).

(u)    "Stock" means the common stock of the Company, $0.000001 par value.

(v)    "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(w)  "Treasury Regulations" means the Treasury Regulations promulgated under the Code.

SECTION 2.

PURPOSE OF THE PLAN.

The purpose of the Plan is to provide Eligible Employees with a convenient means to acquire an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and Subsidiaries, and to provide an incentive for continued employment. The Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments, or replacements of such section), and the Plan shall be so construed. Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition therein.

SECTION 3.

ADMINISTRATION OF THE PLAN.

(a)    Committee Composition.    The Plan shall be administered by the Committee. The Committee shall be appointed by the Board and shall consist exclusively of two or more directors of the Company, each of whom is a "Non-Employee Director" as defined in Rule 16b-3(b)(3)(i) promulgated under the Exchange Act.

(b)    Committee Responsibilities.    The Committee shall interpret the Plan and make all other policy decisions relating to the operation of the Plan. The Committee may adopt such rules, guidelines and forms as it deems appropriate to implement the Plan. Subject to the provisions of the Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of the Plan shall be determined by the Committee and its decisions shall be final and binding upon all Participants. Members of the Committee shall receive no compensation for their services in connection with the administration of the Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

SECTION 4.

ENROLLMENT AND PARTICIPATION.

(a)    Offering Periods.    While the Plan is in effect, two overlapping Offering Periods shall commence in each calendar year. The Offering Periods shall consist of the 12-month periods commencing on each April 1 and October 1, except that the first Offering Period shall commence on October 1, 2002 and end on September 30, 2003.

(b)    Accumulation Periods.    While the Plan is in effect, two Accumulation Periods shall commence in each calendar year. The Accumulation Periods shall consist of the six month periods commencing on each April 1 and October 1, except that the first Accumulation Period shall commence on October 1, 2002 and end on March 31, 2003.

(c)    Enrollment.    Any individual who, on the day preceding the first day of an Offering Period, qualifies (or will qualify) as an Eligible Employee may elect to become a Participant in the Plan for such Offering Period by executing the subscription agreement prescribed for this purpose by the Committee. The subscription agreement shall be filed with the Company at the prescribed location not later than the 10th day of the month before such

Offering Date (unless a later time for filing a subscription agreement is set by the Committee for all Eligible Employees with respect to a given Offering Period).

(d)    Duration of Participation.    Once enrolled in the Plan, a Participant shall continue to participate in the Plan until he or she ceases to be an Eligible Employee, withdraws from the Plan under Section 6 or reaches the end of the Accumulation Period in which his or her employee contributions were discontinued under Section 5(d) or 9(c). Such Participant is not required to file any additional subscription agreements in order to continue participation in the Plan. A Participant who discontinued employee contributions under Section 5(d) or withdrew from the Plan under Section 6 may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in subsection (c) above. A Participant whose employee contributions were discontinued automatically under Section 9(c) shall automatically resume participation at the beginning of the earliest Accumulation Period ending in the next calendar year, if he or she then is an Eligible Employee.

(e)    Applicable Offering Period and Reset Provision.    For purposes of this Plan the applicable Offering Period shall be determined as follows:

  (i)    Once a Participant is enrolled in the Plan for an Offering Period, such Offering Period shall continue to apply to him or her until the earliest of (A) the end of such Offering Period, (B) the end of his or her participation under subsection (d) above or (C) re-enrollment in a subsequent Offering Period under Paragraph (ii) below.

  (ii)  In the event that (a) the Offering Date FMV of Stock for the Offering Date with respect to the Offering Period in which the Participant is enrolled (the "Current Offering Period"), is higher than (b) the Offering Date FMV for the Offering Date with respect to the next Offering Period, the Participant shall automatically be re-enrolled for such subsequent Offering Period (and the Participant shall purchase shares of Stock for the first six month Accumulation Period in the Current Offering Period and shall be deemed to have completed participation in such Current Offering Period).

  (iii)  When a Participant reaches the end of the Current Offering Period but his or her participation is to continue, then such Participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of such Current Offering Period.

(f)    Grant of Option on Enrollment.    Enrollment by an Eligible Employee in the Plan with respect to an Offering Period will constitute the grant (as of the Offering Date for such Offering Period) by the Company to such Eligible Employee of an option (an "Option") to purchase on each Purchase Date up to that number of shares of Stock of the Company determined under Section 8(c).

SECTION 5.

EMPLOYEE CONTRIBUTIONS.

(a)    Frequency of Payroll Deductions.    A Participant may purchase shares of Stock under the Plan solely by means of payroll deductions. Payroll deductions, as designated by the Participant pursuant to subsection (b) below, shall occur on each payday during participation in the Plan.

(b)    Amount of Payroll Deductions.    An Eligible Employee shall designate on the subscription agreement the portion of his or her Compensation that he or she elects to have withheld for the purchase of Stock hereunder.

Such portion shall be a whole percentage of the Eligible Employee's Compensation, but not less than 2% nor more than 15%.

(c)    Changing Withholding Rate.    A Participant may increase or decrease the rate of payroll deductions during an Offering Period by filing with the Company's or Subsidiary's (whichever employs such employee) payroll department (the "payroll department") a new authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing more than 20 days after the payroll department's receipt of the authorization and shall continue for the remainder of the Offering Period unless changed as described below. Such change in the rate of payroll deductions may be made at any time during an Offering Period, but once a rate has been established a Participant may elect only one increase and only one decrease in such rate during each Offering Period in which such Participant is included. A Participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the payroll department a new authorization for payroll deductions not later than the 10th day of the month before the beginning of such Offering Period.

(d)    Discontinuing Payroll Deductions.    If a Participant wishes to discontinue employee contributions entirely, he or she may do so by filing a new subscription agreement with the Company at the prescribed location at any time. Payroll withholding shall cease as soon as reasonably practicable after such form has been received by the Company. (In addition, employee contributions may be discontinued automatically pursuant to Section 9(c).) A Participant who has discontinued employee contributions may resume such contributions effective with the next Offering Period by filing a new subscription agreement with the Company at the prescribed location if he or she then is an Eligible Employee.

SECTION 6.

WITHDRAWAL FROM THE PLAN.

(a)    Withdrawal.    Each Participant may withdraw from an Offering Period under the Plan by signing and delivering to the payroll department notice thereof on a form provided for such purpose. Such withdrawal may be elected at any time at least twenty (20) days prior to the end of an Accumulation Period.

(b)    Return of Payroll Deductions; Readmittance.    Upon withdrawal from the Plan, the accumulated payroll deductions shall be returned, without interest, to the withdrawn Participant and his or her interest in the Plan shall terminate. In the event a Participant voluntarily elects to withdraw from the Plan, he or she may not resume his or her participation in the Plan during the same Offering Period, but he or she may participate in any Offering Period under the Plan which commences on a date subsequent to such withdrawal by timely filing a new authorization for payroll deductions in the same manner as set forth above for initial participation in the Plan if he or she then is an Eligible Employee.

SECTION 7.

CHANGE IN EMPLOYMENT STATUS.

(a)    Termination of Employment.    Termination of a Participant's employment for any reason, including retirement or death or the failure of a Participant to remain an Eligible Employee, terminates his or her participation in the Plan immediately. In such event, the payroll deductions credited to the Participant's Plan

Account will be returned, without interest, to him or her or, in the case of his or her death, to his or her legal representative.

(b)    Leave of Absence.    For purposes of the Plan, employment shall not be deemed to terminate when the Participant goes on a military leave, a sick leave or any other leave of absence, if such other leave was approved by the Committee in writing. Employment, however, shall be deemed to terminate 90 days after the Participant goes on a leave, unless a contract or statute guarantees his or her right to return to work. Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.

SECTION 8.

PLAN ACCOUNTS AND PURCHASE OF SHARES.

(a)    Plan Accounts.    The Company shall maintain an account on its books in the name of each Participant (a "Plan Account"). All payroll deductions made for a Participant are credited to his or her Plan Account under the Plan and are deposited with the general funds of the Company; no interest shall accrue on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions. A Participant may not make any separate cash payment into his or her payroll deduction Plan Account and payment for shares purchased under the Plan may not be made in any form other than by payroll deduction.

(b)    Purchase Price.    The Purchase Price for each share of Stock purchased on a Purchase Date shall be the lower of:

  (i)    85% of the Offering Date FMV of such share on the Offering Date for the Offering Period that includes such Purchase Date; or

  (ii)  85% of the Purchase Date FMV of such share on such Purchase Date.

(c)    Number of Shares Purchased.    On each Purchase Date, as long as the Plan remains in effect, the Company shall apply the funds then in each Participant's Plan Account to the purchase of whole shares of Stock. As of each Purchase Date, each Participant shall be deemed to have elected to exercise his or her Option to purchase the number of shares of Stock calculated in accordance with this subsection (c), unless the Participant has previously elected to withdraw from the Plan in accordance with Section 6 provided, however, that no Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in the Plan was terminated prior to such Purchase Date. The amount then in the Participant's Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Company with the funds in the Participant's Plan Account. The foregoing notwithstanding, no Participant shall purchase more than the Maximum Share Amount (as defined below) on any Purchase Date nor more than the amounts of Stock set forth in Sections 9(a), 9(b) and 14(a). The Committee may determine with respect to all Participants that any fractional share, as calculated under this subsection (c), shall be (i) rounded down to the next lower whole share or (ii) credited as a fractional share. Not less than twenty (20) days prior to the commencement of any Offering Period, the Committee may, in its sole discretion, set a maximum number of shares which may be purchased by any employee at any single Purchase Date (the "Maximum Share Amount"). If a new Maximum Share Amount is set, then all Participants must be notified of such Maximum Share Amount not less than twenty (20) days prior to the commencement of the next Offering Period. Once the Maximum Share Amount is established, it shall continue to apply with respect to all succeeding Purchase Dates and Accumulation Periods unless revised by the Committee as set forth above. The initial Maximum Share Amount is 5,000 shares.

(d)    Available Shares Insufficient.    In the event that the aggregate number of shares that all Participants elect to purchase during an Accumulation Period exceeds the maximum number of shares remaining available for issuance under Section 14(a), then the Company shall make a pro rata allocation of the remaining shares in as uniform a manner as shall be practicable and as the Committee shall determine to be equitable.

(e)    Issuance of Stock.    Promptly following each Purchase Date, the number of shares of Stock purchased by each Participant shall be deposited into an account (a "Brokerage Account") established in the Participant's name at a stock brokerage or other financial services firm designated by the Company. Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property. During a Participant's lifetime, such Participant's option to purchase shares hereunder is exercisable only by him or her. The Participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

(f)    Unused Cash Balances.    An amount remaining in the Participant's Plan Account that represents the Purchase Price for any fractional share shall be carried over in the Participant's Plan Account to the next Accumulation Period. Any amount remaining in the Participant's Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of subsection (c) or (d) above, Sections 9(a), 9(b) or 14(a) shall be refunded to the Participant in cash, without interest.

(g)    Stockholder Approval.    Any other provision of the Plan notwithstanding, no shares of Stock shall be purchased under the Plan unless and until the Company's stockholders have approved the adoption of the Plan.

(h)    Brokerage Account.    A Participant shall be free to undertake a disposition (as such term is defined in Section 424(c) of the Code) of the shares in his Brokerage Account at any time, whether by sale, exchange, gift, or other transfer of legal title, but in the absence of such a disposition of the shares, the shares must remain in the Participant's Brokerage Account until the holding periods set forth in Section 423(a) of the Code have been satisfied. With respect to shares for which the Section 423(a) holding periods have been satisfied, the Participant may transfer those shares to another brokerage account of Participant's choosing or request in writing that a stock certificate be issued and delivered to him.

SECTION 9.

LIMITATIONS ON STOCK OWNERSHIP.

(a)    Five Percent Limit.    Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Stock under the Plan if such Participant, immediately after his or her election to purchase such Stock, would own stock possessing more than 5% of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company. For purposes of this subsection (a), the following rules shall apply:

  (i)    Ownership of stock shall be determined after applying the attribution rules of Section 424(d) of the Code and Section 1.423-2(d) of the Treasury Regulations;

  (ii)  Each Participant shall be deemed to own any stock that he or she has a right or option to purchase under this or any other plan; and

  (iii)  Each Participant shall be deemed to have the right to purchase a number of shares of Stock under this Plan equal to the Maximum Share Amount with respect to each Accumulation Period.

(b)    Dollar Limit.    Any other provision of the Plan notwithstanding, no Participant shall purchase Stock having a value (for this purpose, each share of stock is valued at the Offering Date FMV) in excess of the following limit:

  (i)    In the case of Stock purchased during an Offering Period that commenced in a particular calendar year and has a Purchase Date in such particular calendar year, the limit shall be equal to (A) $25,000 minus (B) the value (based on the respective Offering Date FMV for each share) of the Stock that the Participant previously purchased in such particular calendar year (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company), but only to the extent such value (based on Offering Date FMV) of Stock is treated as applied against the $25,000 annual limitation for such particular calendar year pursuant to Code Section 423(b)(8) and Treasury Regulation Section 1.423-2(i).

  (ii)  In the case of Stock purchased during an Offering Period that commenced in the immediately preceding calendar year and has a Purchase Date in the current calendar year, the limit shall be equal to (A) $50,000 minus (B) the value (based on the respective Offering Date FMV for each share) of the Stock that the Participant previously purchased (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company) in the current calendar year and in the immediately preceding calendar year, but only to the extent such value (based on Offering Date FMV) of Stock is treated as applied against the $25,000 annual limitation for such current calendar year and immediately preceding calendar year pursuant to Code Section 423(b)(8) and Treasury Regulation Section 1.423-2(i).

(c)    Other Stock Purchase Plans; Effects of Preclusion.    For purposes of subsection (b) above, employee stock purchase plans not described in Section 423 of the Code shall be disregarded. If a Participant is precluded by subsection (b) above from purchasing additional Stock under the Plan, then his or her employee contributions shall automatically be discontinued and shall resume at the beginning of the earliest Accumulation Period ending in the next calendar year (if he or she then is an Eligible Employee).

SECTION 10.

RIGHTS NOT TRANSFERABLE.

Neither payroll deductions credited to a Participant's Plan Account nor any rights with regard to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 20 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect.

SECTION 11.

NO RIGHTS AS AN EMPLOYEE.

Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to continue in the employ of a Participating Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Companies or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause.

SECTION 12.

NO RIGHTS AS A STOCKHOLDER.

A Participant shall have no rights as a stockholder with respect to any shares of Stock that he or she may have a right to purchase under the Plan until such shares have been purchased on the applicable Purchase Date.

SECTION 13.

CONDITIONS UPON ISSUANCE OF SHARES; LIMITATION ON SALE OF SHARES.

Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act"), the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or market upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

SECTION 14.

STOCK OFFERED UNDER THE PLAN.

(a)    Authorized Shares.    The aggregate number of shares of Stock available for purchase under the Plan shall be 500,000, subject to adjustment pursuant to this Section 14.

(b)    Capital Changes.    In the event of reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, offerings of rights, or any other change in the structure of the Stock of the Company, the Committee may make such adjustment, if any, as it may deem appropriate in the number, kind, and the price of shares available for purchase under the Plan, and in the number of shares which an employee is entitled to purchase under the Plan; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated.

In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that the Options under the Plan shall terminate as of a date fixed by the Committee and give each Participant the right to exercise his or her Option as to all of the optioned stock, including shares which would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each Option under the Plan shall be assumed or an equivalent Option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Participant shall have the right to exercise the Option as to all of the optioned stock. If the Committee makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify the Participant that the Option shall be fully exercisable for a period of twenty (20) days from the date of such notice, and the Option will terminate upon the expiration of such period.

SECTION 15.

NOTICE OF DISPOSITION.

Each Participant shall notify the Company in writing if the Participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition (a "Disqualifying Disposition") occurs within the later of (i) two (2) years from the Offering Date, or (iii) twelve (12) months from the Purchase Date on which such shares were purchased (the "Notice Period"). The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to the Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares. The obligation of the Participant to provide such notice shall continue notwithstanding the placement of any such legend on certificates.

SECTION 16.

EQUAL RIGHTS AND PRIVILEGES.

All Eligible Employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of the Plan which is inconsistent with Section 423 or any successor provision of the Code shall without further act or amendment by the Company or the Board be reformed to comply with the requirements of Section 423. This Section 16 shall take precedence over all other provisions in the Plan.

SECTION 17.

NOTICES.

All notices or other communications by a Participant to the Company under or in connection with the Plan shall be in writing and shall be deemed to have been duly given when delivered personally or deposited in the U.S. Mail, first class postage prepaid, addressed as follows: Activision, Inc., Stock Administration Department, Activision, Inc., 3100 Ocean Park Boulevard, Santa Monica, California 90405, or as such other address as the Company, by notice to employees, may designate in writing from time to time.

SECTION 18.

STOCKHOLDER APPROVAL OF AMENDMENTS.

Any required approval of the stockholders of the Company for an amendment to the Plan shall be obtained at a duly held stockholders' meeting by the affirmative vote of the holders of a majority of the outstanding shares of the company represented and voting at the meeting, or if such stockholder approval is obtained by written consent, it must be obtained by the majority of the outstanding shares of the Company; provided, however, that approval at a meeting or by written consent may be obtained by a lesser degree of stockholder approval if the Committee determines, in its sole discretion after consultation with the Company's legal counsel, that such lesser degree of stockholder approval will comply with all applicable laws and will not adversely affect the qualification of the Plan under Section 423 of the Code or Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3").

SECTION 19.

DESIGNATION OF BENEFICIARY.

(a)    Written Designation.    A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, with respect to the Participant's Plan Account in the event of such Participant's death subsequent to the end of an Offering Period but prior to delivery to him or her of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's Plan Account in the event of such Participant's death prior to a Purchase Date. Such designation of beneficiary may be changed by the Participant at any time by written notice to the Company.

(b)    No Written Designation.    In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

SECTION 20.

APPLICABLE LAW.

The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Delaware.

SECTION 21.

EFFECTIVE DATE; AMENDMENT OR TERMINATION OF PLAN.

This Plan shall be effective on the day after the effective date of the Company's Registration Statement filed with the Securities Exchange Commission under the Securities Act, with respect to the shares issuable under the Plan (the "Effective Date"), subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board and the Plan shall continue until the earlier to occur of termination by the Board, issuance of all of the shares of Stock reserved for issuance under the Plan, or ten (10) years from the adoption of the Plan by the Board. The Board may at any time suspend or terminate the Plan, except that any such suspension or termination cannot affect Options previously granted under the Plan. The Board may at any time amend the Plan, provided, however, (i) no amendment shall make any change in an Option previously granted which would adversely affect the right of any Participant (without the prior consent of such Participant) and (ii) no amendment shall be made without approval of the stockholders of the Company obtained in accordance with Section 18 hereof within 12 months of the adoption of such amendment (or earlier if required by Section 18) if such approval is required by an applicable law or regulation, or if such amendment would:

  (i)    Increase the number of shares that may be issued under the Plan;

  (ii)  Change the designation of the employees (or class of employees) eligible for participation in the Plan; or

  (iii)  Constitute an amendment for which stockholder approval is required in order to comply with Rule 16b-3 (or any successor rule).

SECTION 22.

TAX WITHHOLDING.

The Company shall notify a Participant of any income tax withholding requirements arising as a result of a Disqualifying Disposition of shares acquired pursuant to this Plan or any other event occurring pursuant to this Plan. The Company shall have the right to withhold from such Participant such withholding taxes as may be required by law, or to otherwise require the Participant to pay such withholding taxes. If the Participant shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant or to take such other action as may be necessary to satisfy such withholding obligations.

[remainder of page intentionally blank]

ACTIVISION, INC.

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS

        The undersigned stockholder of Activision, Inc., a Delaware corporation (the "Company"), hereby appoints Robert A. Kotick and Brian G. Kelly and each of them, as proxy for the undersigned, with full power of substitution, to vote and otherwise represent all the shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Thursday, September 19, 2002 at the Peninsula Hotel, 9882 South Santa Monica Blvd., Beverly Hills, CA 90212, and at any adjournment(s) or postponement(s) thereof, with the same effect as if the undersigned were present and voting such shares, on the matters and in the manner set forth below and as further described in the accompanying Proxy Statement. The undersigned hereby revokes any proxy previously given with respect to such shares. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement and Annual Report.

        THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES AND THE PROPOSALS AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

1.
The election of the following persons as Directors of the Company to serve for the respective terms as set forth in the accompanying Proxy Statement.
KENNETH L. HENDERSON		ROBERT A. KOTICK
☐ FOR such nominee	☐ WITHHELD as to such nominee	☐ FOR such nominee	☐ WITHHELD as to such nominee
BARBARA S. ISGUR		STEVEN T. MAYER
☐ FOR such nominee	☐ WITHHELD as to such nominee	☐ FOR such nominee	☐ WITHHELD as to such nominee
BRIAN G. KELLY		ROBERT J. MORGADO
☐ FOR such nominee	☐ WITHHELD as to such nominee	☐ FOR such nominee	☐ WITHHELD as to such nominee
2.
The approval of the Company's 2002 Executive Incentive Plan.

☐    FOR                  ☐    AGAINST                  ☐    ABSTAIN

3.
The approval of the adoption of the Company's 2002 Employee Stock Purchase Plan.

☐    FOR                  ☐    AGAINST                  ☐    ABSTAIN

4.
The ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending March 31, 2003.

☐    FOR                  ☐    AGAINST                  ☐    ABSTAIN

5.
To vote and otherwise represent the shares on any other matters which may properly come before the meeting or any adjournment(s) or postponement(s) thereof, in their discretion.

☐ MARK HERE IF YOU PLAN TO ATTEND THE MEETING
Please sign exactly as name appears hereon and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian or as an officer signing for a corporation, please give full title under signature.
Dated	,2002

Signature

Signature, if held jointly

Votes must be indicated by filling in (x) in black or blue ink.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

QuickLinks

GENERAL
RECORD DATE AND QUORUM
REQUIRED VOTES
PROXIES
COSTS OF PROXY SOLICITATION
PROPOSAL 1 ELECTION OF DIRECTORS
AUDIT COMMITTEE REPORT
FISCAL 2002 AUDIT FIRM FEE SUMMARY
PROPOSAL 2 APPROVAL OF 2002 EXECUTIVE INCENTIVE PLAN
PROPOSAL 3 APPROVAL OF COMPANY'S 2002 EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL 4 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING
FINANCIAL AND OTHER INFORMATION
OTHER MATTERS
2002 EXECUTIVE INCENTIVE PLAN
ARTICLE 1. PURPOSE OF THE PLAN
ARTICLE 2. SHARES SUBJECT TO AWARDS
ARTICLE 3. ELIGIBILITY AND ADMINISTRATION
ARTICLE 4. OPTIONS
ARTICLE 5. SHARE APPRECIATION RIGHTS
ARTICLE 6. RELOAD OPTIONS
ARTICLE 7. SHARE PURCHASE AWARDS
ARTICLE 8. RESTRICTED SHARE AWARDS
ARTICLE 9. DEFERRED SHARE AWARDS
ARTICLE 10. GENERALLY APPLICABLE PROVISIONS
ARTICLE 11. PERFORMANCE-BASED AWARDS.
ARTICLE 12. MISCELLANEOUS
STOCK OPTION AGREEMENT (Non-Transferable)
Issued Pursuant to the 2002 Executive Incentive Plan of ACTIVISION, INC.
TABLE OF CONTENTS
EMPLOYEE STOCK PURCHASE PLAN
SECTION 1. DEFINITIONS.
SECTION 2. PURPOSE OF THE PLAN.
SECTION 3. ADMINISTRATION OF THE PLAN.
SECTION 4. ENROLLMENT AND PARTICIPATION.
SECTION 5. EMPLOYEE CONTRIBUTIONS.
SECTION 6. WITHDRAWAL FROM THE PLAN.
SECTION 7. CHANGE IN EMPLOYMENT STATUS.
SECTION 8. PLAN ACCOUNTS AND PURCHASE OF SHARES.
SECTION 9. LIMITATIONS ON STOCK OWNERSHIP.
SECTION 10. RIGHTS NOT TRANSFERABLE.
SECTION 11. NO RIGHTS AS AN EMPLOYEE.
SECTION 12. NO RIGHTS AS A STOCKHOLDER.
SECTION 13. CONDITIONS UPON ISSUANCE OF SHARES; LIMITATION ON SALE OF SHARES.
SECTION 14. STOCK OFFERED UNDER THE PLAN.
SECTION 15. NOTICE OF DISPOSITION.
SECTION 16. EQUAL RIGHTS AND PRIVILEGES.
SECTION 17. NOTICES.
SECTION 18. STOCKHOLDER APPROVAL OF AMENDMENTS.
SECTION 19. DESIGNATION OF BENEFICIARY.
SECTION 20. APPLICABLE LAW.
SECTION 21. EFFECTIVE DATE; AMENDMENT OR TERMINATION OF PLAN.
SECTION 22. TAX WITHHOLDING.
ACTIVISION, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS